                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4708
                                   ---------------------------------------------

                             SunAmerica Income Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                  John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: March 31
                        --------------------------

Date of reporting period:  March 31, 2012
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2012

SUNAMERICA
Income Funds

[LOGO]

        MARCH 31, 2012                                             ANNUAL REPORT

SUNAMERICA INCOME FUNDS

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND (SGTAX)

SUNAMERICA GNMA FUND (GNMAX)

SUNAMERICA STRATEGIC BOND FUND (SDIAX)

SUNAMERICA HIGH YIELD BOND FUND (SHNAX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENT OF ASSETS AND LIABILITIES.........................  6
        STATEMENT OF OPERATIONS.....................................  8
        STATEMENT OF CHANGES IN NET ASSETS..........................  9
        FINANCIAL HIGHLIGHTS........................................ 11
        PORTFOLIO OF INVESTMENTS.................................... 15
        NOTES TO FINANCIAL STATEMENTS............................... 61
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 77
        TRUSTEE AND OFFICER INFORMATION............................. 78
        SHAREHOLDER TAX INFORMATION................................. 82
        COMPARISONS: PORTFOLIOS VS. INDICES......................... 83

        SHAREHOLDER LETTER -- (UNAUDITED)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Income Funds for the 12 months ended March 31, 2012, a period wherein volatility dominated as Europe's sovereign debt crisis and concerns over the economic outlook and the U.S. debt ceiling drove investors into the perceived safe haven of U.S. Treasuries.

Some spread, or non-Treasury, sectors outperformed U.S. Treasuries during the annual period. These included the commercial mortgage-backed securities and emerging markets debt sectors, which generally had limited exposure to European sovereign debt. The corporate sector, however, which had more exposure to European financial troubles, lagged U.S. Treasuries for the annual period overall. The Barclays U.S. Aggregate Bond Index/*/, a broad measure of the U.S. fixed income market, returned 7.71% for the 12 months ended March 31, 2012.

In the first three months of the annual period, disappointing U.S. economic news, a deepening sovereign debt crisis in Europe, fears of contagion from Europe's sovereign debt turmoil, and slowing economic growth in China caused U.S. Treasuries to rally. Uncertainties over the end of QE2, the Federal Reserve Board's (the "Fed's") quantitative easing program, as well as ongoing negotiations in the U.S. Congress over the U.S. debt ceiling, further weighed on investor sentiment. Meanwhile, Standard & Poor's lowered its outlook on U.S. sovereign debt from stable to negative, citing disagreement among politicians on how to address rising budget deficits and debt. All fixed income sectors posted positive returns during the second quarter of 2011, helped by the decline in global government bond yields.

Risk assets broadly sold off during the third quarter of 2011. Despite a second bailout for Greece and efforts to expand the capabilities of the European Financial Stability Facility, markets grew increasingly concerned about the impact of a disorderly Greek default on the global financial system. In an unprecedented move, the Fed pledged to keep benchmark interest rates at record lows through the middle of 2013. Further, in a new stimulus measure dubbed Operation Twist, the Fed announced plans to buy $400 billion of longer-term debt to be funded by selling an equal amount of shorter maturities in an effort to put downward pressure on long-term interest rates and boost the economy.
High yield corporate bonds and emerging markets debt generated negative returns during the quarter. Commercial mortgage-backed securities also lost ground, impacted by limited risk appetite. U.S. Treasuries was the best performing sector for the quarter, though mortgage-backed securities, asset-backed securities and investment grade corporate bonds also generated positive returns.

Most fixed income sectors generated positive returns during the last months of the calendar year. In a reversal from the prior three months, the rally was led by high yield corporate bonds and emerging markets debt. Commercial mortgage-backed securities and investment grade corporate bonds also performed well. U.S. Treasuries had a modestly positive return, as safe haven demand continued to drive yields lower. However, U.S. Treasuries lagged most riskier assets, as U.S. economic data released during the fourth quarter of 2011 largely pointed to an improving cycle. In Europe, extreme policy measures by the European Central Bank, European Union and International Monetary Fund, though widely regarded as positive moves, failed to restore confidence in sovereign debt. In particular, the absence of a credible plan and vision for fiscal union was a key point of vulnerability. In the U.S., the Fed maintained its accommodative stance throughout the quarter, but the political stalemate in the U.S. continued as lawmakers failed to reach an agreement on reducing the nation's budget deficit.

As the new year began, the Fed maintained its accommodative stance and even extended it by stating it would keep the Federal Funds Rate exceptionally low until at least late 2014. By March 2012, Fed policy makers had upgraded their assessment of the U.S. economy based on improving employment data and diminishing strains in the global financial markets. U.S. Treasury yields rose sharply in response to the Fed's statements, as market participants scaled back expectations of a third round of quantitative easing. After protracted negotiations, Eurozone officials finally approved a second rescue package for Greece, and the European Central Bank injected another round of liquidity into markets via its Long-Term Refinancing Operation, further reducing interbank funding pressures. Meanwhile, the Bank of Japan initiated aggressive policy easing. In all, U.S. Treasuries was the weakest fixed income sector for the first quarter of 2012, generating negative returns. High yield corporate bonds, emerging markets debt, commercial mortgage-backed securities and investment grade corporate bonds each generated positive returns for the quarter.

Against this backdrop, each of the SunAmerica Income Funds generated positive returns during the annual period. On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Income Funds.

We thank you for being a part of the SunAmerica Income Funds. As we continue to actively manage your assets, we value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA INCOME FUNDS PORTFOLIO MANAGERS

 Michael Cheah              Robert Vanden Assem        Christopher Jones
 Anthony King               Tim Lindvall               John Dunlevy
 Rajeev Mittal              John Yovanovic




--------
Past performance is no guarantee of future results.

* The BARCLAYS U.S. AGGREGATE BOND INDEX represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2012 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively the "Funds") in the SunAmerica Income Funds (the "Trust"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2011 and held until March 31, 2012.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2012" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended March 31, 2012" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2012" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Trust's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2012" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended March 31, 2012" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2012" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2012" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2012 -- (UNAUDITED) (CONTINUED)


                                              ACTUAL                                  HYPOTHETICAL
                            ------------------------------------------ ------------------------------------------
                                                                                     ENDING ACCOUNT
                                          ENDING ACCOUNT EXPENSES PAID                VALUE USING   EXPENSES PAID
                                           VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE    EXPENSE
                              BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS     RATIO
                            ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED       AS OF
                            AT OCTOBER 1,   MARCH 31,      MARCH 31,   AT OCTOBER 1,   MARCH 31,      MARCH 31,   MARCH 31,
FUND                            2011           2012          2012*         2011           2012          2012*       2012*
----                        ------------- -------------- ------------- ------------- -------------- ------------- ---------
U.S. GOVERNMENT SECURITIES
  Class A#.................   $1,000.00     $  997.91       $ 4.94       $1,000.00     $1,020.05       $ 5.00       0.99%
  Class B#.................   $1,000.00     $  994.69       $ 8.18       $1,000.00     $1,016.80       $ 8.27       1.64%
  Class C#.................   $1,000.00     $  993.69       $ 8.17       $1,000.00     $1,016.80       $ 8.27       1.64%
GNMA
  Class A#.................   $1,000.00     $1,011.06       $ 4.98       $1,000.00     $1,020.05       $ 5.00       0.99%
  Class B#.................   $1,000.00     $1,007.79       $ 8.23       $1,000.00     $1,016.80       $ 8.27       1.64%
  Class C#.................   $1,000.00     $1,008.63       $ 8.24       $1,000.00     $1,016.80       $ 8.27       1.64%
STRATEGIC BOND
  Class A..................   $1,000.00     $1,073.67       $ 6.79       $1,000.00     $1,018.45       $ 6.61       1.31%
  Class B..................   $1,000.00     $1,070.16       $10.20       $1,000.00     $1,015.15       $ 9.92       1.97%
  Class C..................   $1,000.00     $1,073.24       $10.11       $1,000.00     $1,015.25       $ 9.82       1.95%
HIGH YIELD BOND
  Class A#.................   $1,000.00     $1,106.59       $ 7.16       $1,000.00     $1,018.20       $ 6.86       1.36%
  Class B#.................   $1,000.00     $1,099.63       $10.55       $1,000.00     $1,014.95       $10.13       2.01%
  Class C#.................   $1,000.00     $1,102.62       $10.57       $1,000.00     $1,014.95       $10.13       2.01%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 366 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan documents and/or materials from your financial adviser for more information.
# During the stated period, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2012" and the "Expenses Ratios" would have been higher.

        SUNAMERICA INCOME FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2012

                                                                                               U.S. GOVERNMENT
                                                                                               SECURITIES FUND   GNMA FUND
                                                                                               --------------- ------------
ASSETS:
Investments at value (unaffiliated)*..........................................................  $117,537,588   $294,279,498
Repurchase agreements (cost approximates value)...............................................    20,203,000     44,025,000
                                                                                                ------------   ------------
  Total investments...........................................................................   137,740,588    338,304,498
                                                                                                ------------   ------------
Cash..........................................................................................           398            227
Foreign cash*.................................................................................            --             --
Receivable for:
  Shares of beneficial interest sold..........................................................         7,970        418,119
  Dividends and interest......................................................................       560,572      1,099,585
  Investments sold............................................................................            --             --
Prepaid expenses and other assets.............................................................           164            725
Due from investment adviser for expense reimbursements/fee waivers............................        42,545         50,954
                                                                                                ------------   ------------
Total assets..................................................................................   138,352,237    339,874,108
                                                                                                ------------   ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................................................       203,395      1,227,994
  Investments purchased.......................................................................            --             --
  Investment advisory and management fees.....................................................        76,558        135,625
  Distribution and service maintenance fees...................................................        52,062        147,796
  Transfer agent fees and expenses............................................................        33,161         79,856
  Trustees' fees and expenses.................................................................         9,617          2,982
  Other accrued expenses......................................................................        86,113         98,226
  Dividends payable...........................................................................        26,199        168,731
                                                                                                ------------   ------------
Total liabilities.............................................................................       487,105      1,861,210
                                                                                                ------------   ------------
NET ASSETS....................................................................................  $137,865,132   $338,012,898
                                                                                                ============   ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01..........................................................  $    137,023   $    290,666
Paid-in capital...............................................................................   127,061,844    326,766,837
                                                                                                ------------   ------------
                                                                                                 127,198,867    327,057,503
Accumulated undistributed net investment income (loss)........................................       472,266       (343,846)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options
 contracts, securities sold short, and foreign exchange transactions..........................     1,354,540     (1,393,841)
Unrealized appreciation (depreciation) on investments.........................................     8,839,459     12,693,082
Unrealized appreciation (depreciation) foreign exchange transactions..........................            --             --
                                                                                                ------------   ------------
NET ASSETS....................................................................................  $137,865,132   $338,012,898
                                                                                                ============   ============
*Cost
  Investments (unaffiliated)..................................................................  $108,698,129   $281,586,416
                                                                                                ============   ============
  Foreign cash................................................................................  $         --   $         --
                                                                                                ============   ============

                                                                                                 STRATEGIC    HIGH YIELD
                                                                                                 BOND FUND    BOND FUND
                                                                                               ------------  ------------
ASSETS:
Investments at value (unaffiliated)*.......................................................... $603,151,083  $124,548,624
Repurchase agreements (cost approximates value)...............................................    4,239,000     3,575,000
                                                                                               ------------  ------------
  Total investments...........................................................................  607,390,083   128,123,624
                                                                                               ------------  ------------
Cash..........................................................................................       22,425        49,398
Foreign cash*.................................................................................    2,009,182            --
Receivable for:
  Shares of beneficial interest sold..........................................................    1,543,628       402,058
  Dividends and interest......................................................................    8,004,002     2,495,643
  Investments sold............................................................................    9,012,054        87,038
Prepaid expenses and other assets.............................................................        1,430            56
Due from investment adviser for expense reimbursements/fee waivers............................           --        23,389
                                                                                               ------------  ------------
Total assets..................................................................................  627,982,804   131,181,206
                                                                                               ------------  ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................................................    1,154,018       197,835
  Investments purchased.......................................................................   22,498,797       738,023
  Investment advisory and management fees.....................................................      319,783        83,190
  Distribution and service maintenance fees...................................................      344,716        64,912
  Transfer agent fees and expenses............................................................      123,362        32,785
  Trustees' fees and expenses.................................................................        1,438         3,600
  Other accrued expenses......................................................................      176,756       172,650
  Dividends payable...........................................................................      613,252       176,045
                                                                                               ------------  ------------
Total liabilities.............................................................................   25,232,122     1,469,040
                                                                                               ------------  ------------
NET ASSETS.................................................................................... $602,750,682  $129,712,166
                                                                                               ============  ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01.......................................................... $  1,742,879  $    380,951
Paid-in capital...............................................................................  666,219,310   193,624,310
                                                                                               ------------  ------------
                                                                                                667,962,189   194,005,261
Accumulated undistributed net investment income (loss)........................................   (2,256,649)     (911,835)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, securities sold short, and foreign exchange transactions..........................  (69,206,759)  (54,159,273)
Unrealized appreciation (depreciation) on investments.........................................    6,278,061    (9,221,987)
Unrealized appreciation (depreciation) foreign exchange transactions..........................      (26,160)           --
                                                                                               ------------  ------------
NET ASSETS.................................................................................... $602,750,682  $129,712,166
                                                                                               ============  ============
*Cost
  Investments (unaffiliated).................................................................. $596,873,022  $133,770,611
                                                                                               ============  ============
  Foreign cash................................................................................ $  2,039,809  $         --
                                                                                               ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2012 -- (CONTINUED)

                                                                                                    U.S. GOVERNMENT
                                                                                                    SECURITIES FUND  GNMA FUND
                                                                                                    --------------- ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $118,434,483   $257,413,217
Shares of beneficial interest issued and outstanding...............................................    11,770,294     22,156,192
Net asset value and redemption price per share (excluding any applicable contingent deferred sales
 charge)...........................................................................................  $      10.06   $      11.62
Maximum sales charge (4.75% of offering price).....................................................  $       0.50   $       0.58
                                                                                                     ------------   ------------
Maximum offering price to public...................................................................  $      10.56   $      12.20
                                                                                                     ============   ============
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $  4,757,638   $ 15,594,974
Shares of beneficial interest issued and outstanding...............................................       472,671      1,338,562
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................  $      10.07   $      11.65
                                                                                                     ============   ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $ 14,673,011   $ 65,004,707
Shares of beneficial interest issued and outstanding...............................................     1,459,299      5,571,800
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................  $      10.05   $      11.67
                                                                                                     ============   ============

                                                                                                     STRATEGIC   HIGH YIELD
                                                                                                     BOND FUND   BOND FUND
                                                                                                    ------------ -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $299,325,375 $81,476,589
Shares of beneficial interest issued and outstanding...............................................   86,689,228  23,970,128
Net asset value and redemption price per share (excluding any applicable contingent deferred sales
 charge)........................................................................................... $       3.45 $      3.40
Maximum sales charge (4.75% of offering price)..................................................... $       0.17 $      0.17
                                                                                                    ------------ -----------
Maximum offering price to public................................................................... $       3.62 $      3.57
                                                                                                    ============ ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $ 52,000,081 $11,512,412
Shares of beneficial interest issued and outstanding...............................................   15,063,876   3,382,248
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................ $       3.45 $      3.40
                                                                                                    ============ ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $251,425,226 $36,723,165
Shares of beneficial interest issued and outstanding...............................................   72,534,777  10,742,690
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................ $       3.47 $      3.42
                                                                                                    ============ ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED MARCH 31, 2012

                                                                                                      U.S. GOVERNMENT
                                                                                                      SECURITIES FUND
                                                                                                      ---------------
INVESTMENT INCOME:
  Dividends (unaffiliated)...........................................................................   $        --
  Interest (unaffiliated)............................................................................     4,116,480
                                                                                                        -----------
   Total investment income*..........................................................................     4,116,480
                                                                                                        -----------
EXPENSES:
  Investment advisory and management fees............................................................       982,896
  Distribution and service maintenance fees:
   Class A...........................................................................................       461,690
   Class B...........................................................................................        50,866
   Class C...........................................................................................       142,167
  Transfer agent fees and expenses:
   Class A...........................................................................................       313,377
   Class B...........................................................................................        14,097
   Class C...........................................................................................        34,477
  Registration fees:
   Class A...........................................................................................        20,274
   Class B...........................................................................................         9,213
   Class C...........................................................................................        10,651
Custodian and accounting fees........................................................................        77,245
Reports to shareholders..............................................................................        27,716
Audit and tax fees...................................................................................        46,618
Legal fees...........................................................................................        12,223
Directors' fees and expenses.........................................................................        14,068
Interest expense.....................................................................................            --
Other expenses.......................................................................................        16,563
                                                                                                        -----------
  Total expenses before fee waivers, expense reimbursements, expense recoupments and custody
   credits...........................................................................................     2,234,141
  Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)..................      (611,639)
  Custody credits earned on cash balances............................................................            (5)
                                                                                                        -----------
  Net expenses.......................................................................................     1,622,497
                                                                                                        -----------
Net investment income (loss).........................................................................     2,493,983
                                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)...............................................     4,764,956
Net realized foreign exchange gain (loss) on other assets and liabilities............................            --
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 3).        29,856
                                                                                                        -----------
Net realized gain (loss) on investments and foreign currencies.......................................     4,794,812
                                                                                                        -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................     5,367,042
Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................            --
                                                                                                        -----------
Net unrealized gain (loss) on investments and foreign currencies.....................................     5,367,042
                                                                                                        -----------
Net realized and unrealized gain (loss) on investments and foreign currencies........................    10,161,854
                                                                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................................   $12,655,837
                                                                                                        ===========
--------
*Net of foreign withholding taxes on interest and dividends of.......................................   $        --
                                                                                                        ===========

                                                                                                                    STRATEGIC
                                                                                                       GNMA FUND    BOND FUND
                                                                                                      -----------  -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)........................................................................... $        --  $   467,615
  Interest (unaffiliated)............................................................................   9,263,247   34,165,091
                                                                                                      -----------  -----------
   Total investment income*..........................................................................   9,263,247   34,632,706
                                                                                                      -----------  -----------
EXPENSES:
  Investment advisory and management fees............................................................   1,550,361    3,614,973
  Distribution and service maintenance fees:
   Class A...........................................................................................     900,266      958,668
   Class B...........................................................................................     164,031      513,959
   Class C...........................................................................................     625,692    2,480,277
  Transfer agent fees and expenses:
   Class A...........................................................................................     591,699      627,922
   Class B...........................................................................................      40,395      120,606
   Class C...........................................................................................     145,151      561,057
  Registration fees:
   Class A...........................................................................................      21,387       32,199
   Class B...........................................................................................      10,670       13,403
   Class C...........................................................................................      14,595       26,185
Custodian and accounting fees........................................................................     151,829      243,080
Reports to shareholders..............................................................................      37,054       99,810
Audit and tax fees...................................................................................      46,216       52,993
Legal fees...........................................................................................      18,363       32,274
Directors' fees and expenses.........................................................................      29,110       49,989
Interest expense.....................................................................................       1,215        2,338
Other expenses.......................................................................................      20,989       28,041
                                                                                                      -----------  -----------
  Total expenses before fee waivers, expense reimbursements, expense recoupments and custody
   credits...........................................................................................   4,369,023    9,457,774
  Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)..................    (526,892)          --
  Custody credits earned on cash balances............................................................        (519)        (153)
                                                                                                      -----------  -----------
  Net expenses.......................................................................................   3,841,612    9,457,621
                                                                                                      -----------  -----------
Net investment income (loss).........................................................................   5,421,635   25,175,085
                                                                                                      -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)...............................................  16,510,253    6,200,930
Net realized foreign exchange gain (loss) on other assets and liabilities............................          --       57,654
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 3).          --           --
                                                                                                      -----------  -----------
Net realized gain (loss) on investments and foreign currencies.......................................  16,510,253    6,258,584
                                                                                                      -----------  -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (1,005,185)  (3,851,873)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................          --      (74,817)
                                                                                                      -----------  -----------
Net unrealized gain (loss) on investments and foreign currencies.....................................  (1,005,185)  (3,926,690)
                                                                                                      -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign currencies........................  15,505,068    2,331,894
                                                                                                      -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................... $20,926,703  $27,506,979
                                                                                                      ===========  ===========
--------
*Net of foreign withholding taxes on interest and dividends of....................................... $        --  $      (772)
                                                                                                      ===========  ===========

                                                                                                       HIGH YIELD
                                                                                                       BOND FUND
                                                                                                      -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)........................................................................... $   227,837
  Interest (unaffiliated)............................................................................  10,049,559
                                                                                                      -----------
   Total investment income*..........................................................................  10,277,396
                                                                                                      -----------
EXPENSES:
  Investment advisory and management fees............................................................     951,292
  Distribution and service maintenance fees:
   Class A...........................................................................................     268,310
   Class B...........................................................................................     133,290
   Class C...........................................................................................     368,499
  Transfer agent fees and expenses:
   Class A...........................................................................................     183,348
   Class B...........................................................................................      32,941
   Class C...........................................................................................      86,308
  Registration fees:
   Class A...........................................................................................      24,129
   Class B...........................................................................................      12,254
   Class C...........................................................................................      16,352
Custodian and accounting fees........................................................................      69,211
Reports to shareholders..............................................................................      25,197
Audit and tax fees...................................................................................      58,710
Legal fees...........................................................................................      33,816
Directors' fees and expenses.........................................................................      11,378
Interest expense.....................................................................................         221
Other expenses.......................................................................................      16,150
                                                                                                      -----------
  Total expenses before fee waivers, expense reimbursements, expense recoupments and custody
   credits...........................................................................................   2,291,406
  Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)..................    (240,191)
  Custody credits earned on cash balances............................................................         (43)
                                                                                                      -----------
  Net expenses.......................................................................................   2,051,172
                                                                                                      -----------
Net investment income (loss).........................................................................   8,226,224
                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)...............................................   1,121,000
Net realized foreign exchange gain (loss) on other assets and liabilities............................          --
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 3).          --
                                                                                                      -----------
Net realized gain (loss) on investments and foreign currencies.......................................   1,121,000
                                                                                                      -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated).......................  (4,152,876)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities....................          --
                                                                                                      -----------
Net unrealized gain (loss) on investments and foreign currencies.....................................  (4,152,876)
                                                                                                      -----------
Net realized and unrealized gain (loss) on investments and foreign currencies........................  (3,031,876)
                                                                                                      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................... $ 5,194,348
                                                                                                      ===========
--------
*Net of foreign withholding taxes on interest and dividends of....................................... $     2,693
                                                                                                      ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF CHANGES IN NET ASSETS

                                                                                          U.S. GOVERNMENT SECURITIES FUND
                                                                                          ------------------------------
                                                                                          FOR THE YEAR    FOR THE YEAR
                                                                                             ENDED           ENDED
                                                                                           MARCH 31,       MARCH 31,
                                                                                              2012            2011
                                                                                          ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  2,493,983    $  3,099,671
  Net realized gain (loss) on investments and foreign currencies.........................    4,794,812         446,807
  Net unrealized gain (loss) on investments and foreign currencies.......................    5,367,042       2,243,379
                                                                                           ------------    ------------
Net increase (decrease) in net assets resulting from operations..........................   12,655,837       5,789,857
                                                                                           ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (2,871,740)     (2,888,602)
  Net investment income (Class B)........................................................      (77,643)        (85,980)
  Net investment income (Class C)........................................................     (214,636)       (168,004)
  Net realized gain on securities (Class A)..............................................     (275,963)     (2,608,061)
  Net realized gain on securities (Class B)..............................................      (11,071)       (124,871)
  Net realized gain on securities (Class C)..............................................      (33,009)       (240,562)
                                                                                           ------------    ------------
Total distributions to shareholders......................................................   (3,484,062)     (6,116,080)
                                                                                           ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (34,156,481)    (19,323,444)
                                                                                           ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (24,984,706)    (19,649,667)

NET ASSETS:
Beginning of period......................................................................  162,849,838     182,499,505
                                                                                           ------------    ------------
End of period+........................................................................... $137,865,132    $162,849,838
                                                                                           ============    ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $    472,266    $    831,639
                                                                                           ============    ============

                                                                                                   GNMA FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2012          2011
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  5,421,635  $  8,880,477
  Net realized gain (loss) on investments and foreign currencies.........................   16,510,253     5,684,220
  Net unrealized gain (loss) on investments and foreign currencies.......................   (1,005,185)    1,843,772
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   20,926,703    16,408,469
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (7,212,565)   (8,232,111)
  Net investment income (Class B)........................................................     (356,993)     (618,229)
  Net investment income (Class C)........................................................   (1,345,266)   (1,701,181)
  Net realized gain on securities (Class A)..............................................   (8,344,491)   (7,942,239)
  Net realized gain on securities (Class B)..............................................     (492,879)     (708,768)
  Net realized gain on securities (Class C)..............................................   (1,924,819)   (2,088,904)
                                                                                          ------------  ------------
Total distributions to shareholders......................................................  (19,677,013)  (21,291,432)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).   12,359,389   (66,140,497)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................   13,609,079   (71,023,460)

NET ASSETS:
Beginning of period......................................................................  324,403,819   395,427,279
                                                                                          ------------  ------------
End of period+........................................................................... $338,012,898  $324,403,819
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $   (343,846) $    (70,930)
                                                                                          ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                              STRATEGIC BOND FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2012          2011
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $ 25,175,085  $ 29,300,334
  Net realized gain (loss) on investments and foreign currencies.........................    6,258,584    26,385,155
  Net unrealized gain (loss) on investments and foreign currencies.......................   (3,926,690)      474,496
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   27,506,979    56,159,985
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................  (14,928,172)  (15,979,693)
  Net investment income (Class B)........................................................   (2,461,123)   (2,838,945)
  Net investment income (Class C)........................................................  (11,924,376)  (14,059,880)
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................  (29,313,671)  (32,878,518)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).   46,800,108   (59,848,061)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................   44,993,416   (36,566,594)

NET ASSETS:
Beginning of period......................................................................  557,757,266   594,323,860
                                                                                          ------------  ------------
End of period+........................................................................... $602,750,682  $557,757,266
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $ (2,256,649) $   (510,976)
                                                                                          ============  ============

                                                                                             HIGH YIELD BOND FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2012          2011
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  8,226,224  $  9,759,703
  Net realized gain (loss) on investments and foreign currencies.........................    1,121,000     5,130,608
  Net unrealized gain (loss) on investments and foreign currencies.......................   (4,152,876)      841,499
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................    5,194,348    15,731,810
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (5,570,893)   (6,153,999)
  Net investment income (Class B)........................................................     (883,098)   (1,260,941)
  Net investment income (Class C)........................................................   (2,451,920)   (3,016,895)
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................   (8,905,911)  (10,431,835)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).    2,148,997   (16,112,039)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................   (1,562,566)  (10,812,064)

NET ASSETS:
Beginning of period......................................................................  131,274,732   142,086,796
                                                                                          ------------  ------------
End of period+........................................................................... $129,712,166  $131,274,732
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $   (911,835) $ (1,048,757)
                                                                                          ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS

                                                            U.S. GOVERNMENT SECURITIES FUND
                                                            -------------------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS          NET                 NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET              ASSETS,    RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF     EXPENSES
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD    TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2)   (000'S)  NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   -------- -------------
                                                                        CLASS A
                                                                        -------
03/31/08  $ 9.24     $0.35      $ 0.46      $ 0.81     $(0.37)     $   --     $(0.37) $ 9.68    9.03%    $191,057     0.99%
03/31/09    9.68      0.26        0.36        0.62      (0.28)         --      (0.28)  10.02    6.52      178,963     0.99
03/31/10   10.02      0.21       (0.28)      (0.07)     (0.21)      (0.19)     (0.40)   9.55   (0.75)(4)  159,028     0.99
03/31/11    9.55      0.17        0.13        0.30      (0.18)      (0.16)     (0.34)   9.51    3.12      143,978     0.99
03/31/12    9.51      0.17        0.62        0.79      (0.22)      (0.02)     (0.24)  10.06    8.34(5)   118,434     0.99
                                                                        CLASS B
                                                                        -------
03/31/08  $ 9.24     $0.30      $ 0.45      $ 0.75     $(0.31)     $   --     $(0.31) $ 9.68    8.33%    $ 15,354     1.64%
03/31/09    9.68      0.20        0.35        0.55      (0.21)         --      (0.21)  10.02    5.83       15,803     1.64
03/31/10   10.02      0.16       (0.29)      (0.13)     (0.14)      (0.19)     (0.33)   9.56   (1.29)(4)    8,578     1.64
03/31/11    9.56      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.51    2.35        5,710     1.64
03/31/12    9.51      0.11        0.62        0.73      (0.15)      (0.02)     (0.17)  10.07    7.74(5)     4,758     1.64
                                                                        CLASS C
                                                                        -------
03/31/08  $ 9.23     $0.29      $ 0.46      $ 0.75     $(0.31)     $   --     $(0.31) $ 9.67    8.34%    $ 16,997     1.64%
03/31/09    9.67      0.20        0.35        0.55      (0.21)         --      (0.21)  10.01    5.83       20,094     1.64
03/31/10   10.01      0.15       (0.28)      (0.13)     (0.14)      (0.19)     (0.33)   9.55   (1.30)(4)   14,894     1.64
03/31/11    9.55      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.50    2.35       13,161     1.64
03/31/12    9.50      0.11        0.61        0.72      (0.15)      (0.02)     (0.17)  10.05    7.64(5)    14,673     1.64



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


    3.83%        343%
    2.73          84
    2.17         472
    1.77         254
    1.73         152


    3.20%        343%
    2.08          84
    1.59         472
    1.10         254
    1.09         152


    3.14%        343%
    2.05          84
    1.55         472
    1.12         254
    1.08         152

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/08 03/31/09 03/31/10 03/31/11 03/31/12
                                         -------- -------- -------- -------- --------
U.S. Government Securities Fund Class A.   0.39%    0.35%    0.38%    0.37%    0.39%
U.S. Government Securities Fund Class B.   0.48     0.40     0.50     0.53     0.60
U.S. Government Securities Fund Class C.   0.50     0.40     0.44     0.44     0.46

(4)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized from a violation of an investment restriction.
(5)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions. (Note 3)

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      GNMA FUND
                                                                      ---------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,    RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF     EXPENSES
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------
                                                                       CLASS A
                                                                       -------
03/31/08  $11.08     $0.46       $0.48      $0.94      $(0.49)     $   --     $(0.49) $11.53   8.69%   $330,202     0.99%
03/31/09   11.53      0.37        0.41       0.78       (0.42)      (0.11)     (0.53)  11.78   6.98     346,091     0.99
03/31/10   11.78      0.27        0.14       0.41       (0.29)      (0.18)     (0.47)  11.72   3.55     290,728     0.99
03/31/11   11.72      0.31        0.24       0.55       (0.36)      (0.35)     (0.71)  11.56   4.79     243,801     0.99
03/31/12   11.56      0.21        0.55       0.76       (0.33)      (0.37)     (0.70)  11.62   6.69     257,413     0.99
                                                                       CLASS B
                                                                       -------
03/31/08  $11.11     $0.40       $0.47      $0.87      $(0.42)     $   --     $(0.42) $11.56   7.98%   $ 46,389     1.64%
03/31/09   11.56      0.31        0.40       0.71       (0.35)      (0.11)     (0.46)  11.81   6.28      44,467     1.64
03/31/10   11.81      0.20        0.13       0.33       (0.21)      (0.18)     (0.39)  11.75   2.88      31,715     1.64
03/31/11   11.75      0.23        0.25       0.48       (0.29)      (0.35)     (0.64)  11.59   4.11      19,293     1.64
03/31/12   11.59      0.14        0.55       0.69       (0.26)      (0.37)     (0.63)  11.65   5.99      15,595     1.64
                                                                       CLASS C
                                                                       -------
03/31/08  $11.13     $0.39       $0.47      $0.86      $(0.42)     $   --     $(0.42) $11.57   7.88%   $ 35,599     1.64%
03/31/09   11.57      0.28        0.43       0.71       (0.35)      (0.11)     (0.46)  11.82   6.27      75,943     1.64
03/31/10   11.82      0.19        0.15       0.34       (0.21)      (0.18)     (0.39)  11.77   2.96      72,985     1.64
03/31/11   11.77      0.23        0.24       0.47       (0.29)      (0.35)     (0.64)  11.60   4.02      61,310     1.64
03/31/12   11.60      0.13        0.57       0.70       (0.26)      (0.37)     (0.63)  11.67   6.07      65,005     1.64



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


    4.15%        354%
    3.32          73
    2.28         104
    2.59         148
    1.76          96


    3.52%        354%
    2.67          73
    1.63         104
    1.89         148
    1.14          96


    3.49%        354%
    2.55          73
    1.63         104
    1.94         148
    1.12          96

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                 03/31/08 03/31/09 03/31/10 03/31/11 03/31/12
                                 -------- -------- -------- -------- --------
  GNMA Fund Class A.............   0.15%    0.13%    0.15%    0.15%    0.15%
  GNMA Fund Class B.............   0.19     0.15     0.19     0.21     0.22
  GNMA Fund Class C.............   0.22     0.15     0.16     0.17     0.17

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                STRATEGIC BOND FUND
                                                                -------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS           NET               NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET             ASSET            ASSETS,   RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,            END OF    EXPENSE
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF    TOTAL   PERIOD   TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD+ RETURN(2) (000'S)  NET ASSETS
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------- --------- -------- ----------
                                                                      CLASS A
                                                                      -------
03/31/08   $3.63     $0.19      $(0.11)     $ 0.08     $(0.21)       $--      $(0.21)  $3.50     2.29%  $483,820    1.28%(3)
03/31/09    3.50      0.21       (0.71)      (0.50)     (0.27)        --       (0.27)   2.73   (14.67)   227,601    1.31
03/31/10    2.73      0.19        0.62        0.81      (0.21)        --       (0.21)   3.33    30.31    287,960    1.29
03/31/11    3.33      0.19        0.15        0.34      (0.21)        --       (0.21)   3.46    10.45    255,546    1.31
03/31/12    3.46      0.16        0.02        0.18      (0.19)        --       (0.19)   3.45     5.30    299,325    1.31
                                                                      CLASS B
                                                                      -------
03/31/08   $3.63     $0.16      $(0.10)     $ 0.06     $(0.19)       $--      $(0.19)  $3.50     1.61%  $ 52,528    1.96%(3)
03/31/09    3.50      0.19       (0.71)      (0.52)     (0.25)        --       (0.25)   2.73   (15.25)    38,281    1.99
03/31/10    2.73      0.17        0.61        0.78      (0.19)        --       (0.19)   3.32    29.05     50,125    1.97
03/31/11    3.32      0.16        0.17        0.33      (0.19)        --       (0.19)   3.46    10.04     52,171    1.98
03/31/12    3.46      0.14        0.01        0.15      (0.16)        --       (0.16)   3.45     4.60     52,000    1.98
                                                                      CLASS C
                                                                      -------
03/31/08   $3.64     $0.17      $(0.11)     $ 0.06     $(0.19)       $--      $(0.19)  $3.51     1.64%  $265,904    1.94%(3)
03/31/09    3.51      0.19       (0.71)      (0.52)     (0.25)        --       (0.25)   2.74   (15.16)   200,180    1.96
03/31/10    2.74      0.17        0.62        0.79      (0.19)        --       (0.19)   3.34    29.39    256,239    1.94
03/31/11    3.34      0.17        0.16        0.33      (0.19)        --       (0.19)   3.48    10.04    250,040    1.96
03/31/12    3.48      0.14        0.02        0.16      (0.17)        --       (0.17)   3.47     4.63    251,425    1.96



  RATIO
  OF NET
INVESTMENT
INCOME TO
 AVERAGE    PORTFOLIO
NET ASSETS  TURNOVER
----------  ---------


   5.30%(3)    162%(4)
   6.54        112
   6.13        157
   5.50        152
   4.72        144


   4.63%(3)    162%(4)
   6.00        112
   5.44        157
   4.83        152
   4.07        144


   4.65%(3)    162%(4)
   6.03        112
   5.48        157
   4.85        152
   4.09        144

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Gross of custody credits of:

                                                        03/31/08
                                                        --------
               Strategic Bond Fund.....................   0.02%

(4)Portfolio turnover includes "to be announced" ("TBA") transactions. Previously, portfolio turnover was calculated excluding TBA transactions and was as follows:

                                              03/31/08
                                              --------
                         Strategic Bond Fund.   151%

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                  HIGH YIELD BOND FUND
                                                                  --------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS          NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            NET ASSETS,   RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF       EXPENSE
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD     TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENT   BUTIONS PERIOD RETURN(2)   (000'S)   NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ----------- -------------
                                                                        CLASS A
                                                                        -------
03/31/08   $4.77     $0.36      $(0.63)     $(0.27)    $(0.34)       $--      $(0.34) $4.16    (5.92)%  $109,219       1.36%
03/31/09    4.16      0.38       (1.69)      (1.31)     (0.33)        --       (0.33)  2.52   (32.66)     59,210       1.36
03/31/10    2.52      0.29        0.89        1.18      (0.34)        --       (0.34)  3.36    48.44      79,245       1.36
03/31/11    3.36      0.25        0.16        0.41      (0.27)        --       (0.27)  3.50    12.76      76,156       1.36
03/31/12    3.50      0.23       (0.08)       0.15      (0.25)        --       (0.25)  3.40     4.52      81,477       1.36
                                                                        CLASS B
                                                                        -------
03/31/08   $4.78     $0.31      $(0.60)     $(0.29)    $(0.32)       $--      $(0.32) $4.17    (6.50)%  $ 34,911       2.01%
03/31/09    4.17      0.36       (1.69)      (1.33)     (0.31)        --       (0.31)  2.53   (33.00)     17,018       2.01
03/31/10    2.53      0.27        0.89        1.16      (0.32)        --       (0.32)  3.37    47.35      18,186       2.01
03/31/11    3.37      0.23        0.16        0.39      (0.25)        --       (0.25)  3.51    12.02      15,818       2.01
03/31/12    3.51      0.21       (0.09)       0.12      (0.23)        --       (0.23)  3.40     3.55      11,512       2.01
                                                                        CLASS C
                                                                        -------
03/31/08   $4.80     $0.31      $(0.61)     $(0.30)    $(0.32)       $--      $(0.32) $4.18    (6.67)%  $ 61,125       2.01%
03/31/09    4.18      0.36       (1.69)      (1.33)     (0.31)        --       (0.31)  2.54   (32.90)     33,394       2.01
03/31/10    2.54      0.27        0.89        1.16      (0.32)        --       (0.32)  3.38    47.21      44,656       2.01
03/31/11    3.38      0.23        0.17        0.40      (0.25)        --       (0.25)  3.53    12.33      39,301       2.01
03/31/12    3.53      0.21       (0.09)       0.12      (0.23)        --       (0.23)  3.42     3.56      36,723       2.01



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


     7.49%        72%
    10.74         77
     9.34        110
     7.47         48
     6.72         52


     6.80%        72%
    10.18         77
     8.77        110
     6.84         48
     6.19         52


     6.75%        72%
    10.16         77
     8.70        110
     6.83         48
     6.11         52

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/08 03/31/09 03/31/10 03/31/11 03/31/12
                                         -------- -------- -------- -------- --------
High Yield Bond Fund Class A............   0.17%    0.14%    0.18%    0.16%    0.18%
High Yield Bond Fund Class B............   0.20     0.16     0.23     0.21     0.25
High Yield Bond Fund Class C............   0.18     0.15     0.18     0.16     0.19

See Notes to Financial Statements

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO PROFILE -- MARCH 31, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                     Government National Mtg. Assoc.. 43.9%
                     United States Treasury Notes.... 25.6
                     United States Treasury Bonds.... 15.0
                     Repurchase Agreements........... 14.7
                     Federal Farm Credit Bank........  0.4
                     Small Business Administration...  0.3
                                                      ----
                                                      99.9%
                                                      ====

CREDIT QUALITY ALLOCATION+#

                               Aaa........  99.7%
                               Not Rated@.   0.3
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 2)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 44.6%
        FEDERAL FARM CREDIT BANK -- 0.4%
          6.30% due 12/03/13..................... $  500,000 $  548,345
                                                             ----------
        FEDERAL NATIONAL MTG. ASSOC. -- 0.0%
           8.00% due 01/01/23....................     25,211     25,669
           11.00% due 02/01/15...................         16         16
           11.50% due 09/01/19...................        925        946
                                                             ----------
                                                                 26,631
                                                             ----------
        GOVERNMENT NATIONAL MTG. ASSOC. -- 43.9%
           4.50% due 05/15/18....................    332,066    361,738
           4.50% due 08/15/18....................    511,527    557,234
           4.50% due 09/15/18....................  1,424,375  1,552,285
           4.50% due 10/15/18....................  1,427,686  1,555,257
           4.50% due 09/15/33....................  1,382,855  1,514,402
           4.50% due 02/15/39....................     13,857     15,119
           4.50% due 04/15/39....................    913,405    996,584
           4.50% due 05/15/39....................  1,197,839  1,306,918
           4.50% due 06/15/39....................    301,987    329,488
           4.50% due 07/15/39....................    222,458    242,715
           4.50% due 09/15/39....................    881,719    962,011
           4.50% due 10/15/39....................    895,068    976,577
           4.50% due 12/15/39....................  1,801,425  1,965,469
           4.50% due 01/15/40....................    922,816  1,007,139
           4.50% due 02/15/40....................  1,783,972  1,946,985
           4.50% due 03/15/40....................  1,544,906  1,686,073
           4.50% due 04/15/40....................    796,185    869,343
           4.50% due 05/15/40....................    731,383    798,214
           4.50% due 06/15/40....................  1,572,408  1,716,074
           4.50% due 07/15/40....................    987,781  1,078,214
           4.50% due 08/15/40....................    447,261    488,130
           4.50% due 09/15/40....................     22,804     24,888
           4.50% due 03/15/41....................  2,607,087  2,845,079
           4.50% due 04/15/41....................    189,475    207,854
           4.50% due 06/15/41....................  1,345,885  1,472,930
           4.50% due 07/15/41....................     89,756     97,958
           4.50% due 08/15/41....................  1,486,755  1,622,610
           5.00% due 04/15/18....................  1,322,351  1,449,986
           5.00% due 04/15/33....................     15,191     16,824
           5.00% due 08/15/33....................    852,176    943,442
           5.00% due 09/15/33....................    391,604    434,649
           5.00% due 10/15/33....................    282,982    314,013
           5.00% due 04/15/34....................     12,172     13,481
           5.00% due 11/15/34....................     86,459     95,755
           5.00% due 02/15/35....................      8,459      9,363
           5.00% due 03/15/35....................    314,958    348,625
           5.00% due 04/15/35....................     26,808     29,674
           5.00% due 05/15/35....................    638,688    706,961
           5.00% due 09/15/35....................    358,676    397,551
           5.00% due 10/15/35....................     60,687     67,173
           5.00% due 12/15/35....................     35,100     38,852
           5.00% due 03/15/36....................    502,198    556,616
           5.00% due 05/15/36....................    558,842    617,880
           5.00% due 06/15/36....................    353,771    391,145
           5.00% due 09/15/36....................    858,107    949,439
           5.00% due 10/15/36....................    307,918    340,448
           5.00% due 11/15/36....................     23,432     25,907
           5.00% due 12/15/36....................    129,031    142,662

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          5.00% due 01/15/37....................... $1,477,526 $1,633,620
          5.00% due 02/15/37.......................    625,579    692,018
          5.00% due 03/15/37.......................    540,748    597,875
          5.00% due 04/15/37.......................    515,267    569,702
          5.00% due 08/15/38.......................  4,600,969  5,087,039
          5.50% due 11/15/32.......................      4,676      5,259
          5.50% due 03/15/33.......................    142,368    160,072
          5.50% due 04/15/33.......................    285,790    321,277
          5.50% due 05/15/33.......................    548,041    615,661
          5.50% due 06/15/33.......................  2,282,203  2,565,385
          5.50% due 07/15/33.......................    710,785    798,981
          5.50% due 10/15/33.......................    669,172    752,205
          5.50% due 12/15/33.......................    131,697    148,038
          5.50% due 01/15/34.......................  1,648,199  1,849,622
          5.50% due 02/15/34.......................    991,020  1,116,012
          6.00% due 01/15/28.......................      1,248      1,418
          6.00% due 04/15/28.......................    533,250    603,806
          6.00% due 10/15/28.......................      3,153      3,583
          6.00% due 04/15/29.......................     22,075     25,046
          6.00% due 05/15/29.......................     44,683     50,921
          6.00% due 06/15/29.......................     17,351     19,714
          6.00% due 04/15/31.......................     10,455     11,898
          6.00% due 05/15/31.......................     19,863     22,667
          6.00% due 11/15/31.......................    129,062    146,878
          6.00% due 12/15/31.......................      7,640      8,695
          6.00% due 01/15/32.......................     64,498     73,281
          6.00% due 02/15/32.......................     16,140     18,349
          6.00% due 03/15/32.......................      3,542      4,030
          6.00% due 08/15/32.......................    145,067    166,249
          6.00% due 11/15/32.......................     14,131     16,126
          6.00% due 12/15/32.......................      5,121      5,818
          6.00% due 01/15/33.......................     11,370     12,918
          6.00% due 02/15/33.......................     14,610     16,581
          6.00% due 03/15/33.......................     44,015     49,954
          6.00% due 04/15/33.......................    180,497    204,887
          6.00% due 07/15/33.......................    110,295    125,176
          6.00% due 08/15/33.......................    918,637  1,045,438
          6.00% due 09/15/33.......................    155,637    176,635
          6.00% due 10/15/33.......................    484,137    549,717
          6.00% due 11/15/33.......................     52,597     59,758
          6.00% due 12/15/33.......................    301,581    342,270
          6.00% due 02/15/34.......................     92,453    105,216
          6.00% due 05/15/34.......................      8,858     10,053
          6.00% due 06/15/34.......................     20,758     23,468
          6.00% due 07/15/34.......................    578,213    656,673
          6.00% due 08/15/34.......................     75,070     85,198
          6.00% due 09/15/34.......................    318,746    360,383
          6.00% due 10/15/34.......................    993,739  1,123,465
          6.00% due 12/15/34.......................    146,431    165,547
          6.00% due 06/15/35.......................     46,116     52,221
          6.00% due 08/15/35.......................     68,016     76,973
          6.50% due 02/15/29.......................      5,137      5,994
          6.50% due 06/15/31.......................     11,679     13,576
          6.50% due 07/15/31.......................     20,276     23,570
          6.50% due 08/15/31.......................     29,490     34,320
          6.50% due 09/15/31.......................     98,783    115,067

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT    (NOTE 2)
       ------------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          6.50% due 10/15/31....................... $122,719  $   142,657
          6.50% due 11/15/31.......................    4,801        5,605
          6.50% due 01/15/32.......................    8,018        9,321
          6.50% due 02/15/32.......................  182,154      211,069
          7.00% due 07/15/23.......................   11,409       13,101
          7.00% due 10/15/23.......................   23,869       27,408
          7.00% due 09/15/25.......................  102,669      119,055
          7.00% due 03/20/29.......................    9,720       11,528
          7.00% due 06/20/29.......................    1,411        1,670
          7.00% due 11/20/30.......................   27,393       32,494
          7.50% due 04/15/17.......................    5,776        5,893
          7.50% due 08/15/23.......................   69,038       72,470
          7.50% due 09/15/23.......................  250,890      270,096
          9.00% due 12/15/16.......................   22,904       23,979
          11.00% due 08/20/15......................       37           37
          11.00% due 09/20/15......................      121          135
          11.50% due 05/20/15......................      657          660
          12.50% due 09/15/14......................    1,662        1,673
          13.50% due 02/15/13......................    1,076        1,087
                                                              -----------
                                                               60,563,975
                                                              -----------
       SMALL BUSINESS ADMINISTRATION -- 0.3%
          6.30% due 06/01/18.......................  369,698      403,247
                                                              -----------
       TOTAL U.S. GOVERNMENT AGENCIES
          (cost $56,667,341).......................            61,542,198
                                                              -----------

                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION              AMOUNT       (NOTE 2)
       ----------------------------------------------------------------
       U.S. GOVERNMENT TREASURIES -- 40.6%
       UNITED STATES TREASURY BONDS -- 15.0%
          3.88% due 08/15/40.................. $ 1,000,000  $  1,106,094
          4.25% due 11/15/40..................   8,000,000     9,421,248
          4.75% due 02/15/41..................   8,000,000    10,196,248
                                                            ------------
                                                              20,723,590
                                                            ------------
       UNITED STATES TREASURY NOTES -- 25.6%
          1.25% due 10/31/15..................   2,000,000     2,039,844
          1.50% due 07/31/16..................  16,000,000    16,416,256
          2.00% due 11/15/21..................   6,000,000     5,906,718
          2.00% due 02/15/22..................  10,000,000     9,807,810
          3.13% due 05/15/19..................   1,000,000     1,101,172
                                                            ------------
                                                              35,271,800
                                                            ------------
       TOTAL U.S. GOVERNMENT TREASURIES
          (cost $52,030,788)..................                55,995,390
                                                            ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $108,698,129).................               117,537,588
                                                            ------------
       REPURCHASE AGREEMENTS -- 14.7%
         State Street Bank & Trust Co. Joint
          Repurchase Agreement(1).............  18,401,000    18,401,000
         UBS Securities LLC Joint Repurchase
          Agreement(1)........................   1,802,000     1,802,000
                                                            ------------
       TOTAL REPURCHASE AGREEMENTS
          (cost $20,203,000)..................                20,203,000
                                                            ------------
       TOTAL INVESTMENTS --
          (cost $128,901,129)(2)..............        99.9%  137,740,588
       Other assets less liabilities..........         0.1       124,544
                                               -----------  ------------
       NET ASSETS --                                 100.0% $137,865,132
                                               ===========  ============

--------
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2012 (see Note 2):

                                     LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                     --------------------- ----------------- ---------------------- ------------
Long-Term Investment Securities:
  U.S. Government Agencies:
   Federal Farm Credit Bank.........          $--            $    548,345             $--                548,345
   Federal National Mtg. Assoc......           --                  26,631              --                 26,631
   Government National Mtg. Assoc...           --              60,563,975              --             60,563,975
   Small Business Administration....           --                 403,247                                403,247
  U.S. Government Treasuries........           --              55,995,390              --             55,995,390
Repurchase Agreement................           --              20,203,000              --             20,203,000
                                              ---            ------------             ---           ------------
TOTAL                                         $--            $137,740,588             $--           $137,740,588
                                              ===            ============             ===           ============

See Notes to Financial Statements

        SUNAMERICA GNMA FUND
        PORTFOLIO PROFILE -- MARCH 31, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                    Government National Mtg. Assoc..  82.4%
                    Repurchase Agreements...........  13.0
                    United States Treasury Notes....   4.7
                                                     -----
                                                     100.1%
                                                     =====

CREDIT QUALITY ALLOCATION+#

                               Aaa........  99.9%
                               Not Rated@.   0.1
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating or the rating is unavailable from the data source.

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 2)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 82.4%
        GOVERNMENT NATIONAL MTG. ASSOC. -- 82.4%
           4.00% due 04/15/39.................... $  268,777 $  288,968
           4.00% due 05/15/39....................     15,438     16,602
           4.00% due 12/15/39....................    149,726    161,013
           4.00% due 08/15/40....................    970,218  1,043,963
           4.00% due 09/15/40....................  2,968,220  3,193,828
           4.00% due 11/15/40....................  8,657,207  9,315,224
           4.00% due 12/15/40....................  2,923,951  3,146,195
           4.00% due 03/15/41....................  5,035,328  5,416,480
           4.00% due 04/15/41....................    233,904    251,609
           4.00% due 07/15/41....................    166,831    179,459
           4.00% due 08/15/41....................  1,751,111  1,883,663
           4.00% due 09/15/41....................     54,017     58,106
           4.00% due 10/15/41....................  1,382,493  1,487,070
           4.00% due 11/15/41....................  2,241,735  2,411,425
           4.00% due 12/15/41....................  1,150,344  1,237,421
           4.00% due 01/15/42....................    930,845  1,000,434
           4.00% due 02/15/42....................  3,784,921  4,069,553
           4.00% due 03/15/42....................  1,080,494  1,161,270
           4.50% due 05/15/18....................    525,416    572,365
           4.50% due 08/15/18....................    254,787    277,553
           4.50% due 09/15/18....................    861,721    939,259
           4.50% due 10/15/18....................  1,142,622  1,244,723
           4.50% due 08/15/33....................     80,202     87,831
           4.50% due 09/15/33....................    244,840    268,130
           4.50% due 10/15/38....................    228,082    249,090
           4.50% due 12/15/38....................    309,392    337,857
           4.50% due 02/15/39....................    150,666    164,386
           4.50% due 03/15/39....................    649,202    708,320
           4.50% due 04/15/39....................    215,355    235,003
           4.50% due 05/15/39....................  2,678,597  2,922,519
           4.50% due 06/15/39....................  8,500,647  9,274,747
           4.50% due 07/15/39....................  2,960,184  3,229,749
           4.50% due 08/15/39....................    186,431    203,408
           4.50% due 09/15/39....................    243,235    265,385
           4.50% due 10/15/39....................    136,305    148,718
           4.50% due 11/15/39....................  1,030,219  1,124,034
           4.50% due 12/15/39....................  1,075,226  1,173,140
           4.50% due 01/15/40....................    138,105    150,724
           4.50% due 02/15/40....................  4,407,685  4,810,441
           4.50% due 03/15/40....................  1,589,693  1,734,952
           4.50% due 04/15/40....................  3,044,171  3,322,283
           4.50% due 05/15/40....................    536,273    585,305
           4.50% due 06/15/40....................  1,026,802  1,120,588
           4.50% due 07/15/40....................    830,613    906,510
           4.50% due 08/15/40....................     65,927     71,951
           4.50% due 09/15/40....................    680,567    742,642
           4.50% due 10/15/40....................     63,053     68,815
           4.50% due 11/15/40....................    799,976    873,074
           4.50% due 01/15/41....................    826,556    902,083
           4.50% due 02/15/41....................  1,160,611  1,266,664
           4.50% due 03/15/41....................  4,200,504  4,583,897
           4.50% due 04/15/41....................  4,976,733  5,431,487
           4.50% due 05/15/41....................  1,621,764  1,769,955
           4.50% due 06/15/41....................  1,054,300  1,150,918
           4.50% due 07/15/41....................    712,642    777,760
           4.50% due 08/15/41....................    458,998    500,940

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
         5.00% due 03/15/18....................... $   218,101 $   239,941
         5.00% due 04/15/18.......................   2,029,971   2,228,331
         5.00% due 05/15/18.......................   3,529,967   3,873,534
         5.00% due 01/15/33.......................       5,388       5,967
         5.00% due 05/15/33.......................       5,600       6,203
         5.00% due 08/15/33.......................   1,127,511   1,248,740
         5.00% due 09/15/33.......................   1,226,444   1,360,948
         5.00% due 10/15/33.......................   2,845,450   3,152,303
         5.00% due 04/15/34.......................      16,797      18,619
         5.00% due 05/15/34.......................      69,968      77,490
         5.00% due 11/15/34.......................     295,814     327,620
         5.00% due 12/15/34.......................     303,031     335,613
         5.00% due 09/15/35.......................       9,070      10,039
         5.00% due 10/15/35.......................      59,540      65,905
         5.00% due 11/15/35.......................      50,560      55,965
         5.00% due 12/15/35.......................      27,186      30,092
         5.00% due 02/15/36.......................      88,032      97,517
         5.00% due 04/15/36.......................     250,077     276,497
         5.00% due 06/15/36.......................     574,833     635,562
         5.00% due 07/15/36.......................     272,917     301,749
         5.00% due 08/15/36.......................       8,450       9,398
         5.00% due 09/15/36.......................     382,044     422,843
         5.00% due 10/15/36.......................      24,460      27,349
         5.00% due 11/15/36.......................     150,242     166,114
         5.00% due 12/15/36.......................     473,426     523,442
         5.00% due 01/15/37.......................     228,434     252,567
         5.00% due 02/15/37.......................     553,001     611,422
         5.00% due 04/15/37.......................   2,716,086   3,004,314
         5.00% due 12/15/37.......................       9,979      11,034
         5.00% due 04/15/38.......................   4,873,668   5,388,547
         5.00% due 05/15/38.......................   3,015,657   3,334,246
         5.00% due 06/15/38.......................     155,262     171,664
         5.00% due 08/15/38.......................     353,783     391,158
         5.00% due 10/15/38.......................     463,080     512,002
         5.00% due 01/15/39.......................     682,551     754,659
         5.00% due 02/15/39.......................   1,333,254   1,474,107
         5.00% due 03/15/39.......................   2,138,253   2,364,149
         5.00% due 04/15/39.......................   1,375,821   1,521,170
         5.00% due 08/15/39.......................   1,465,966   1,620,838
         5.00% due 09/15/39.......................      66,835      73,895
         5.00% due 10/15/39.......................   5,287,766   5,846,392
         5.00% due 11/15/39.......................   3,214,850   3,554,484
         5.00% due 12/15/39.......................   2,714,364   3,008,384
         5.00% due 04/15/40.......................   2,953,961   3,273,418
         5.00% due 05/15/40.......................  21,363,584  23,667,515
         5.00% due 06/15/40.......................     293,146     324,238
         5.50% due 06/15/29.......................       2,186       2,437
         5.50% due 01/15/32.......................      19,209      21,605
         5.50% due 02/15/33.......................      77,101      86,668
         5.50% due 03/15/33.......................     280,422     315,203
         5.50% due 04/15/33.......................     797,459     896,444
         5.50% due 05/15/33.......................   1,284,426   1,441,148
         5.50% due 06/15/33.......................     434,912     488,910
         5.50% due 07/15/33.......................       3,311       3,721
         5.50% due 08/15/33.......................      52,359      58,856
         5.50% due 10/15/33.......................     486,626     547,008

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      U.S. GOVERNMENT AGENCIES (CONTINUED)
      GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
         5.50% due 12/15/33....................... $   253,192 $   284,764
         5.50% due 01/15/34.......................     398,242     447,085
         5.50% due 02/15/34.......................     148,944     167,295
         5.50% due 07/15/35.......................     243,068     272,317
         5.50% due 09/15/35.......................  11,520,934  12,907,278
         5.50% due 10/15/35.......................     631,483     707,471
         5.50% due 11/15/35.......................     899,450   1,007,683
         5.50% due 12/15/35.......................   4,863,306   5,448,736
         5.50% due 02/15/36.......................     216,355     243,201
         5.50% due 03/15/36.......................   1,836,294   2,056,660
         5.50% due 05/15/36.......................      92,589     103,658
         5.50% due 09/15/36.......................     243,650     272,779
         5.50% due 03/15/37.......................     230,060     257,420
         5.50% due 04/15/37.......................     320,306     358,661
         5.50% due 05/15/37.......................      79,421      88,866
         5.50% due 12/15/37.......................     147,003     164,486
         5.50% due 01/15/38.......................     191,830     214,614
         5.50% due 02/15/38.......................     181,453     203,004
         5.50% due 04/15/38.......................     360,718     403,561
         5.50% due 05/15/38.......................   1,367,369   1,536,781
         5.50% due 06/15/38.......................   1,306,241   1,461,386
         5.50% due 07/15/38.......................   1,491,321   1,668,961
         5.50% due 08/15/38.......................   1,040,341   1,165,419
         5.50% due 10/15/38.......................   4,559,575   5,101,139
         5.50% due 11/15/38.......................     394,020     440,818
         5.50% due 12/15/38.......................     770,606     862,145
         5.50% due 01/15/39.......................   6,162,530   6,900,234
         5.50% due 02/15/39.......................     451,700     505,772
         5.50% due 03/15/39.......................     225,629     252,857
         5.50% due 05/15/39.......................      93,579     104,720
         5.50% due 08/15/39.......................   1,282,058   1,435,530
         5.50% due 09/15/39.......................     374,267     418,822
         5.50% due 10/15/39.......................   1,950,923   2,185,557
         5.50% due 11/15/39.......................     571,864     639,873
         5.50% due 12/15/39.......................   1,693,868   1,896,637
         5.50% due 01/15/40.......................     119,811     134,302
         5.50% due 03/15/40.......................     539,053     604,255
         5.50% due 04/15/40.......................     286,459     322,036
         5.50% due 05/15/40.......................     182,344     204,399
         5.50% due 06/15/40.......................     256,103     288,201
         5.50% due 08/15/40.......................   7,527,882   8,427,064
         5.50% due 09/15/40.......................     427,156     478,824
         5.50% due 10/15/40.......................     635,582     712,461
         5.50% due 11/15/40.......................      60,357      67,658
         5.50% due 12/15/40.......................     231,359     260,067
         5.50% due 02/15/41.......................   3,917,773   4,385,029
         5.50% due 06/15/41.......................     311,801     348,834
         6.00% due 11/15/23.......................       1,560       1,755
         6.00% due 01/15/24.......................       4,481       5,053
         6.00% due 07/15/28.......................       1,894       2,152
         6.00% due 12/15/28.......................     129,111     146,732
         6.00% due 01/15/29.......................     252,983     287,825
         6.00% due 02/15/29.......................     240,461     273,523
         6.00% due 03/15/29.......................     307,335     350,628
         6.00% due 04/15/29.......................     527,849     600,629
         6.00% due 05/15/29.......................      31,981      36,496

                                                     PRINCIPAL  VALUE
                   SECURITY DESCRIPTION               AMOUNT   (NOTE 2)
        ---------------------------------------------------------------
        GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
           6.00% due 06/15/29....................... $ 75,045  $ 85,433
           6.00% due 07/15/29.......................   88,152   100,648
           6.00% due 08/15/29.......................    7,437     8,487
           6.00% due 10/15/29.......................   92,921   106,039
           6.00% due 04/15/31.......................    6,703     7,616
           6.00% due 07/15/31.......................   13,789    15,692
           6.00% due 10/15/31.......................   35,233    40,092
           6.00% due 11/15/31.......................  351,659   400,249
           6.00% due 12/15/31.......................  153,432   174,674
           6.00% due 01/15/32.......................  281,737   320,144
           6.00% due 02/15/32.......................   12,005    13,663
           6.00% due 07/15/32.......................   40,761    46,311
           6.00% due 09/15/32.......................  350,457   398,221
           6.00% due 10/15/32.......................   82,178    93,368
           6.00% due 11/15/32.......................      800       909
           6.00% due 12/15/32.......................   27,242    30,952
           6.00% due 01/15/33.......................   73,168    83,268
           6.00% due 02/15/33.......................  638,373   725,726
           6.00% due 03/15/33.......................   57,999    65,877
           6.00% due 04/15/33.......................  523,741   594,622
           6.00% due 05/15/33.......................  466,435   530,136
           6.00% due 06/15/33.......................  401,863   456,492
           6.00% due 08/15/33.......................  196,073   222,932
           6.00% due 10/15/33.......................   27,059    30,710
           6.00% due 11/15/33.......................  137,313   155,859
           6.00% due 12/15/33.......................  239,681   272,632
           6.00% due 01/15/34.......................  248,396   280,970
           6.00% due 02/15/34.......................  211,811   240,980
           6.00% due 03/15/34.......................   62,052    70,153
           6.00% due 04/15/34.......................  162,439   183,644
           6.00% due 05/15/34.......................   93,657   106,312
           6.00% due 06/15/34.......................   93,206   105,719
           6.00% due 07/15/34.......................  314,403   356,806
           6.00% due 08/15/34.......................  293,568   332,120
           6.00% due 09/15/34.......................  123,024   139,092
           6.00% due 10/15/34.......................  282,609   319,501
           6.00% due 11/15/34.......................  379,228   428,819
           6.00% due 12/15/34.......................   53,550    60,775
           6.00% due 01/15/35.......................   50,196    56,783
           6.00% due 02/15/35.......................  231,635   263,040
           6.00% due 04/15/35.......................   31,322    35,381
           6.00% due 05/15/35.......................    6,302     7,165
           6.00% due 06/15/35.......................  134,578   152,020
           6.00% due 11/15/35.......................    4,479     5,068
           6.00% due 12/15/35.......................  121,779   138,497
           6.00% due 01/15/36.......................  407,439   460,027
           6.00% due 02/15/36.......................   70,191    79,699
           6.00% due 03/15/36.......................  229,803   259,674
           6.00% due 04/15/36.......................  273,952   310,323
           6.00% due 05/15/36.......................  778,964   881,137
           6.00% due 06/15/36.......................  300,312   339,047
           6.00% due 07/15/36.......................  242,804   274,121
           6.00% due 08/15/36.......................    7,187     8,103
           6.00% due 09/15/36.......................   44,639    50,456
           6.00% due 10/15/36.......................  289,266   326,620
           6.00% due 11/15/36.......................  491,358   554,735

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          6.00% due 07/15/37....................... $  638,640 $  721,012
          6.00% due 09/15/37.......................    790,531    892,496
          6.00% due 10/15/37.......................    319,338    360,527
          6.00% due 11/15/37.......................     17,579     19,846
          6.00% due 12/15/37.......................     19,242     21,724
          6.00% due 01/15/38.......................    634,661    716,520
          6.00% due 02/15/38.......................    478,171    539,847
          6.00% due 06/15/38.......................     26,208     29,589
          6.00% due 07/15/38.......................  1,201,831  1,356,844
          6.00% due 08/15/38.......................    676,852    764,153
          6.00% due 09/15/38.......................  4,846,891  5,472,059
          6.00% due 10/15/38.......................    753,482    850,667
          6.00% due 11/15/38.......................  2,188,837  2,471,029
          6.00% due 12/15/38.......................  1,437,230  1,622,608
          6.00% due 01/15/39.......................  2,081,218  2,349,655
          6.00% due 08/15/39.......................    838,681    946,856
          6.00% due 09/15/39.......................     32,674     36,888
          6.00% due 10/15/39.......................  1,078,790  1,217,935
          6.00% due 11/15/39.......................    828,145    934,961
          6.00% due 01/15/40.......................    567,561    640,766
          6.00% due 02/15/40.......................     10,422     11,766
          6.00% due 03/15/40.......................    300,473    339,228
          6.00% due 04/15/40.......................    748,325    844,846
          6.00% due 05/15/40.......................    630,442    711,758
          6.50% due 03/15/28.......................     10,342     11,984
          6.50% due 08/15/28.......................     17,117     20,011
          6.50% due 01/15/29.......................      1,657      1,934
          6.50% due 02/15/29.......................        663        775
          6.50% due 03/15/29.......................     66,289     77,377
          6.50% due 04/15/29.......................        704        821
          6.50% due 05/15/29.......................      5,465      6,348
          6.50% due 06/15/29.......................     19,696     23,021
          6.50% due 07/15/29.......................      1,499      1,750
          6.50% due 10/15/29.......................      2,862      3,341
          6.50% due 08/15/31.......................     70,163     81,563
          6.50% due 09/15/31.......................      9,932     11,545
          6.50% due 10/15/31.......................    122,719    142,657
          6.50% due 11/15/31.......................     75,591     88,005
          6.50% due 12/15/31.......................     81,119     94,705
          6.50% due 02/15/32.......................    141,579    165,201
          6.50% due 05/15/32.......................    356,402    414,343
          6.50% due 06/15/32.......................     56,876     65,903
          7.00% due 03/15/23.......................     11,947     13,718
          7.00% due 01/20/24.......................        327        376
          7.00% due 03/20/24.......................        278        320
          7.00% due 07/20/25.......................      1,072      1,243
          7.00% due 09/15/25.......................     44,587     51,703
          7.00% due 01/20/29.......................     20,083     23,772

                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------
    GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
       7.00% due 02/20/29....................... $     3,274  $      3,875
       7.00% due 06/20/29.......................       6,996         8,281
       7.00% due 07/20/29.......................      24,463        28,957
       7.00% due 09/20/29.......................       2,467         2,920
       7.00% due 10/20/29.......................       4,787         5,666
       7.00% due 11/20/29.......................       1,631         1,931
       7.00% due 03/20/30.......................       2,798         3,319
       7.00% due 06/20/30.......................       2,524         2,994
       7.00% due 08/20/30.......................       6,314         7,490
       7.00% due 09/20/30.......................      10,074        11,950
       7.00% due 10/20/30.......................      11,279        13,379
       8.00% due 11/15/26.......................      52,884        63,428
       8.00% due 12/15/29.......................       7,550         8,661
       8.00% due 04/15/30.......................      13,028        15,225
       8.00% due 05/15/30.......................       1,251         1,396
       8.00% due 08/15/30.......................      25,545        30,850
       8.50% due 03/15/17.......................       7,843         8,190
       8.50% due 05/15/21.......................       2,257         2,264
       8.50% due 12/15/22.......................      14,310        14,363
       8.50% due 01/15/23.......................      41,940        42,904
       8.50% due 09/15/24.......................      11,406        13,747
       9.00% due 07/15/16.......................      10,561        10,823
       9.00% due 10/15/16.......................       2,841         2,852
                                                              ------------
                                                               278,452,586
                                                              ------------
    SMALL BUSINESS ADMINISTRATION -- 0.0%
       6.30% due 06/01/18.......................     123,233       134,416
                                                              ------------
    TOTAL U.S. GOVERNMENT AGENCIES
       (cost $265,929,072)......................               278,587,002
                                                              ------------
    U.S. GOVERNMENT TREASURIES -- 4.7%
    UNITED STATES TREASURY NOTES -- 4.7%
       2.00% due 02/15/22
       (cost $15,657,344).......................  16,000,000    15,692,496
                                                              ------------
    TOTAL LONG-TERM INVESTMENT SECURITIES
       (cost $281,586,416)......................               294,279,498
                                                              ------------
    REPURCHASE AGREEMENT -- 13.0%
      UBS Securities LLC Joint Repurchase
       Agreement(1)
       (cost $44,025,000).......................  44,025,000    44,025,000
                                                              ------------
    TOTAL INVESTMENTS --
       (cost $325,611,416)(2)...................       100.1%  338,304,498
    Liabilities in excess of other assets.......        (0.1)     (291,600)
                                                 -----------  ------------
    NET ASSETS --                                      100.0% $338,012,898
                                                 ===========  ============

--------
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2012 (see Note 2):

                                     LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                     --------------------- ----------------- ---------------------- ------------
Long-Term Investment Securities:
  U.S. Government Agencies:
   Government National Mtg. Assoc...          $--            $278,452,586             $--           $278,452,586
   Small Business Administration....           --                 134,416              --                134,416
  U.S. Government Treasuries........           --              15,692,496              --             15,692,496
Repurchase Agreements...............           --              44,025,000              --             44,025,000
                                              ---            ------------             ---           ------------
TOTAL...............................          $--            $338,304,498             $--           $338,304,498
                                              ===            ============             ===           ============

See Notes to Financial Statements

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Foreign Government Agencies............ 16.8%
                 Federal National Mtg. Assoc............ 11.2
                 Time Deposits..........................  5.2
                 Diversified Financial Services.........  4.3
                 Federal Home Loan Mtg. Corp............  4.1
                 Oil Companies-Exploration & Production.  3.1
                 Diversified Banking Institutions.......  2.8
                 Banks-Commercial.......................  2.7
                 Cable/Satellite TV.....................  1.6
                 Cellular Telecom.......................  1.5
                 Telephone-Integrated...................  1.4
                 United States Treasury Notes...........  1.3
                 Pipelines..............................  1.3
                 Oil Companies-Integrated...............  1.3
                 Electric-Integrated....................  1.1
                 Steel-Producers........................  1.1
                 Real Estate Investment Trusts..........  1.0
                 Diversified Minerals...................  0.9
                 Medical-Hospitals......................  0.9
                 Insurance-Multi-line...................  0.9
                 Casino Hotels..........................  0.9
                 Telecom Services.......................  0.9
                 Finance-Investment Banker/Broker.......  0.8
                 Finance-Auto Loans.....................  0.8
                 Building-Residential/Commercial........  0.8
                 Banks-Super Regional...................  0.8
                 Paper & Related Products...............  0.8
                 Independent Power Producers............  0.7
                 Electric-Generation....................  0.7
                 Repurchase Agreements..................  0.7
                 Oil-Field Services.....................  0.6
                 Insurance-Mutual.......................  0.6
                 Coal...................................  0.6
                 Rental Auto/Equipment..................  0.6
                 Consumer Products-Misc.................  0.6
                 Diversified Manufacturing Operations...  0.5
                 Building Products-Cement...............  0.5
                 Government National Mtg. Assoc.........  0.5
                 Retail-Restaurants.....................  0.5
                 Containers-Metal/Glass.................  0.5
                 Medical-Drugs..........................  0.5
                 Transport-Rail.........................  0.5
                 Oil & Gas Drilling.....................  0.5
                 Finance-Leasing Companies..............  0.5
                 Special Purpose Entities...............  0.5
                 Airlines...............................  0.5
                 Building & Construction Products-Misc..  0.4
                 Banks-Special Purpose..................  0.4
                 Computer Services......................  0.4
                 Containers-Paper/Plastic...............  0.4
                 Pharmacy Services......................  0.4
                 Therapeutics...........................  0.4
                 Finance-Other Services.................  0.4
                 Capacitors.............................  0.4
                 Medical Instruments....................  0.4
                 Financial Guarantee Insurance..........  0.4
                 United States Treasury Bonds...........  0.4
                 Retail-Drug Store......................  0.4
                 Real Estate Management/Services........  0.4
                 Real Estate Operations & Development...  0.4

                  MRI/Medical Diagnostic Imaging........ 0.3%
                  Auto-Cars/Light Trucks................ 0.3
                  Municipal Bonds....................... 0.3
                  Marine Services....................... 0.3
                  Music................................. 0.3
                  Funeral Services & Related Items...... 0.3
                  Satellite Telecom..................... 0.3
                  Medical-HMO........................... 0.3
                  Non-Hazardous Waste Disposal.......... 0.3
                  Multimedia............................ 0.3
                  Retail-Toy Stores..................... 0.3
                  Publishing-Newspapers................. 0.3
                  Data Processing/Management............ 0.3
                  Chemicals-Diversified................. 0.3
                  Casino Services....................... 0.3
                  Consulting Services................... 0.3
                  Oil Refining & Marketing.............. 0.3
                  Banks-Money Center.................... 0.3
                  Food-Meat Products.................... 0.3
                  Chemicals-Plastics.................... 0.2
                  Medical Products...................... 0.2
                  Aerospace/Defense..................... 0.2
                  Computer Graphics..................... 0.2
                  Brewery............................... 0.2
                  Auto-Heavy Duty Trucks................ 0.2
                  Firearms & Ammunition................. 0.2
                  Computers-Memory Devices.............. 0.2
                  Wire & Cable Products................. 0.2
                  Chemicals-Other....................... 0.2
                  Semiconductor Equipment............... 0.2
                  Web Hosting/Design.................... 0.2
                  Banks-Fiduciary....................... 0.2
                  Insurance-Life/Health................. 0.2
                  Schools............................... 0.2
                  Advertising Services.................. 0.2
                  Television............................ 0.2
                  Electronic Components-Semiconductors.. 0.2
                  Insurance-Reinsurance................. 0.2
                  Aerospace/Defense-Equipment........... 0.2
                  Printing-Commercial................... 0.2
                  Shipbuilding.......................... 0.2
                  Auto/Truck Parts & Equipment-Original. 0.2
                  Savings & Loans/Thrifts............... 0.2
                  Computers............................. 0.2
                  Distribution/Wholesale................ 0.2
                  Retail-Office Supplies................ 0.1
                  Retail-Apparel/Shoe................... 0.1
                  Diversified Operations................ 0.1
                  Home Furnishings...................... 0.1
                  Metal Processors & Fabrication........ 0.1
                  Gas-Transportation.................... 0.1
                  Seismic Data Collection............... 0.1
                  Gold Mining........................... 0.1
                  Commercial Services-Finance........... 0.1
                  Chemicals-Specialty................... 0.1
                  Retail-Sporting Goods................. 0.1
                  Sovereign Agency...................... 0.1
                  Broadcast Services/Program............ 0.1
                  Storage/Warehousing................... 0.1
                  Regional Authority.................... 0.1

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2012 -- (UNAUDITED) (CONTINUED)

INDUSTRY ALLOCATION* (CONTINUED)

             Electronics-Military.........................    0.1%
             Advertising Agencies.........................    0.1
             Engineering/R&D Services.....................    0.1
             Gas-Distribution.............................    0.1
             Transport-Marine.............................    0.1
             Motion Pictures & Services...................    0.1
             Building-Heavy Construction..................    0.1
             Electric-Distribution........................    0.1
             Retail-Propane Distribution..................    0.1
             Electronic Components-Misc...................    0.1
             Gambling (Non-Hotel).........................    0.1
             Warehousing & Harbor Transportation Services.    0.1
             Agricultural Operations......................    0.1
             Metal-Diversified............................    0.1
             Finance-Commercial...........................    0.1
             Electric-Transmission........................    0.1
             Telecommunication Equipment..................    0.1
             Medical-Biomedical/Gene......................    0.1
             Retail-Consumer Electronics..................    0.1
                                                           ------
                                                            100.8%
                                                           ======

             CREDIT QUALITY ALLOCATION+#

             Aaa..........................................   24.9%
             Aa...........................................    4.4
             A............................................    6.7
             Baa..........................................   18.5
             Ba...........................................   14.6
             B............................................   19.2
             Caa..........................................    4.9
             Ca...........................................    0.1
             Not Rated@...................................    6.7
                                                           ------
                                                           100.00%
                                                           ======

--------
*Calculated as a percentage of net assets
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     ASSET BACKED SECURITIES -- 3.5%
     DIVERSIFIED FINANCIAL SERVICES -- 3.5%
       Avis Budget Rental Car Funding AESOP LLC
        Series 2012-2A, Class B
        3.89% due 05/20/18*......................... $  134,000 $  134,911
       Banc of America Alternative Loan Trust
        Series 2004-10, Class 1CB1
        6.00% due 11/25/34(1).......................    217,554    212,147
       Banc of America Merrill Lynch Commercial
        Mtg., Inc.
        Series 2006-5, Class AM
        5.45% due 09/10/47(2).......................    500,000    484,284
       Banc of America Mtg. Securities, Inc.
        Series 2006-2, Class A15
        6.00% due 07/25/46(1).......................     42,270     39,762
       Bear Stearns Commercial Mtg. Securities VRS
        Series 2006-PW11, Class AJ
        5.45% due 03/11/39(2).......................    771,125    747,055
       Cajun Global LLC
        Series 2011-1A, Class A2
        5.96% due 02/20/41*.........................    135,545    144,441
       Citibank Credit Card Issuance Trust,
        Series 2008-A1, Class A1
        5.35% due 02/07/20..........................  1,500,000  1,780,155
       Citibank Omni Master Trust
        Series 2009-A17, Class A17
        4.90% due 11/15/18*.........................  1,000,000  1,094,913
       Citicorp Mtg. Securities, Inc.
        Series 2006-4, Class 1A2
        6.00% due 08/25/36(1).......................    257,380    247,604
       Countrywide Asset-Backed Certs. FRS
        Series 2004-BC2, Class M2
        1.82% due 02/25/34..........................     81,081     70,715
       Discover Card Master Trust
        Series 2007-A1, Class A1
        5.65% due 03/16/20..........................    330,000    393,665
       Dominos Pizza Master Issuer LLC
        Series 2012-1A, Class A2
        5.22% due 01/25/42*.........................    600,000    614,492
       Drug Royalty Corp., Inc.
        Series 2012-1, Class A2
        5.80% due 07/15/24*(9)......................    300,000    299,526
       Entergy Arkansas Restoration Funding LLC
        Series 2010A, Class A1
        2.30% due 08/01/21..........................    229,235    236,000
       GS Mtg. Securities Corp. II
        Series 2006-GG8, Class AM
        5.59% due 11/10/39(2).......................  1,000,000  1,045,147
       GS Mtg. Securities Corp. II VRS
        Series 2007-GG10, Class A4
        5.79% due 08/10/45(2).......................  3,772,886  4,186,760
       GSR Mtg. Loan Trust
        Series 2007-1F, Class 3A14
        5.75% due 01/25/37(1).......................    289,734    270,809
       GSR Mtg. Loan Trust
        Series 2007-1F, Class 3A13
        6.00% due 01/25/37(1).......................    275,000    245,766

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
      JP Morgan Chase Commercial Mtg. Securities
       Corp. VRS
       Series 2006-LDP7, Class AM
       5.87% due 04/15/45(2)........................ $  801,233 $   864,297
      Morgan Stanley Capital I VRS
       Series 2007-HQ11, Class AM
       5.48% due 02/12/44(2)........................  1,218,744   1,266,602
      Morgan Stanley Capital I VRS
       Series 2007-T27, Class AJ
       5.64% due 06/11/42(2)........................  1,500,000   1,307,712
      Morgan Stanley Capital I VRS
       Series 2007-IQ15, Class AM
       5.88% due 06/11/49(2)........................    500,000     493,650
      Morgan Stanley Reremic Trust VRS
       Series 2010-GG10, Class A4B
       5.79% due 08/15/45*(2).......................  1,347,657   1,389,258
      Sonic Capital LLC
       Series 2011-1A, Class A2
       5.44% due 05/20/41*..........................    680,550     709,087
      Textainer Marine Containers, Ltd.
       Series 2011-1A, Class A
       4.70% due 06/15/26*..........................    185,000     188,700
      Wachovia Bank Commercial Mtg. Trust VRS
       Series 2003-C7, Class J
       5.36% due 10/15/35*(2).......................  2,750,000   1,924,516
      Wells Fargo Mtg. Backed Securities Trust FRS
       Series 2006-8, Class A2
       0.64% due 07/25/36(1)........................    301,947     299,116
      Wells Fargo Mtg. Backed Securities Trust
       Series 2006-6, Class 1A2
       5.75% due 05/25/36(1)........................    313,562     308,608
      Wells Fargo Mtg. Backed Securities Trust
       Series 2007-15, Class A1
       6.00% due 11/25/37(1)........................    337,046     320,509
                                                                -----------
    TOTAL ASSET BACKED SECURITIES
       (cost $21,688,718)...........................             21,320,207
                                                                -----------
    U.S. CORPORATE BONDS & NOTES -- 43.6%
    ADVERTISING AGENCIES -- 0.1%
      Interpublic Group of Cos., Inc.
       Senior Notes
       4.00% due 03/15/22...........................    265,000     259,490
      Interpublic Group of Cos., Inc.
       Senior Notes
       6.25% due 11/15/14...........................    341,000     371,690
                                                                -----------
                                                                    631,180
                                                                -----------
    ADVERTISING SERVICES -- 0.2%
      Checkout Holding Corp.
       Senior Notes
       zero coupon due 11/15/15*....................  1,220,000     506,300
      Visant Corp.
       Company Guar. Notes
       10.00% due 10/01/17..........................    725,000     676,969
                                                                -----------
                                                                  1,183,269
                                                                -----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      AEROSPACE/DEFENSE -- 0.2%
        Lockheed Martin Corp.
         Senior Notes
         4.25% due 11/15/19......................... $  302,000 $  327,133
        Lockheed Martin Corp.
         Senior Notes
         6.15% due 09/01/36.........................    584,000    700,126
        Raytheon Co.
         Senior Notes
         4.70% due 12/15/41.........................    380,000    392,800
                                                                ----------
                                                                 1,420,059
                                                                ----------
      AEROSPACE/DEFENSE-EQUIPMENT -- 0.2%
        Sequa Corp.
         Company Guar. Notes
         11.75% due 12/01/15*.......................  1,025,000  1,089,063
                                                                ----------
      AGRICULTURAL OPERATIONS -- 0.1%
        Archer-Daniels-Midland Co.
         Senior Bonds
         5.77% due 03/01/41.........................    342,000    412,006
                                                                ----------
      AIRLINES -- 0.5%
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1991-1, Class A-2
         6.88% due 04/02/14.........................     29,360     29,360
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1991-1, Class A-1
         7.20% due 01/02/19.........................  1,075,471  1,075,471
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1991-1, Class B
         7.63% due 01/02/15.........................    139,513    119,981
        Atlas Air, Inc.
         Pass Through Certs.
         Series 2000-1, Class B
         9.06% due 07/02/17.........................    427,042    409,960
        Delta Air Lines, Inc.
         Senior Sec. Notes
         9.50% due 09/15/14*........................  1,047,000  1,115,055
                                                                ----------
                                                                 2,749,827
                                                                ----------
      AUTO-CARS/LIGHT TRUCKS -- 0.3%
        Chrysler Group LLC/CG Co-Issuer, Inc.
         Sec. Notes
         8.25% due 06/15/21.........................  1,990,000  2,009,900
                                                                ----------
      AUTO-HEAVY DUTY TRUCKS -- 0.2%
        Navistar International Corp.
         Company Guar. Notes
         8.25% due 11/01/21.........................  1,251,000  1,363,590
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.2%
        Cooper-Standard Automotive, Inc.
         Company Guar. Notes
         8.50% due 05/01/18.........................    940,000  1,010,500
                                                                ----------

                                                PRINCIPAL    VALUE
                 SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
          ----------------------------------------------------------
          BANKS-COMMERCIAL -- 1.1%
            Associated Banc-Corp.
             Senior Notes
             5.13% due 03/28/16................ $  784,000 $  827,976
            Branch Banking & Trust Co. FRS
             Sub. Notes
             0.79% due 05/23/17................    426,000    396,843
            CIT Group, Inc.*
             Sec. Notes
             5.50% due 02/15/19................  1,225,000  1,249,500
            HSBC USA, Inc.
             Senior Notes
             2.38% due 02/13/15................  1,105,000  1,112,577
            KeyBank NA
             Sub. Notes
             7.41% due 10/15/27................    128,000    143,188
            Regions Bank
             Sub. Notes
             7.50% due 05/15/18................    224,000    253,680
            Synovus Financial Corp.
             Senior Notes
             7.88% due 02/15/19................  1,220,000  1,256,600
            Wachovia Bank NA
             Sub. Notes
             5.60% due 03/15/16................    407,000    452,970
            Zions Bancorp.
             Senior Notes
             4.50% due 03/27/17................    529,000    525,694
            Zions Bancorp.
             Senior Notes
             7.75% due 09/23/14................    416,000    455,520
                                                           ----------
                                                            6,674,548
                                                           ----------
          BANKS-FIDUCIARY -- 0.2%
            Bank of New York Mellon Corp.
             Senior Notes
             1.20% due 02/20/15................    526,000    526,634
            State Street Capital Trust IV FRS
             Limited Guar. Notes
             1.47% due 06/15/37................    919,000    675,457
                                                           ----------
                                                            1,202,091
                                                           ----------
          BANKS-MONEY CENTER -- 0.1%
            Comerica Bank
             Sub. Notes
             5.20% due 08/22/17................    386,000    425,049
                                                           ----------
          BANKS-SUPER REGIONAL -- 0.6%
            Banc One Corp.
             Sub. Debentures
             8.00% due 04/29/27................    213,000    262,873
            Capital One Capital VI
             Limited Guar. Notes
             8.88% due 05/15/40................    288,000    289,936
            Capital One Financial Corp. FRS
             Senior Notes
             1.72% due 07/15/14................    346,000    342,585

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                          PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                     AMOUNT**    (NOTE 2)
------------------------------------------------------------------------------
U.S. CORPORATE BONDS & NOTES (CONTINUED)
BANKS-SUPER REGIONAL (CONTINUED)
  Capital One Financial Corp.
   Senior Notes
   2.15% due 03/23/15.................................... $  709,000 $  710,095
  Capital One Financial Corp.
   Senior Notes
   3.15% due 07/15/16....................................     98,000    100,280
  Huntington Bancshares, Inc.
   Sub. Notes
   7.00% due 12/15/20....................................    328,000    370,126
  JPMorgan Chase Bank NA
   Sub. Notes
   5.88% due 06/13/16....................................    213,000    235,596
  PNC Preferred Funding Trust II FRS
   Jr. Sub. Bonds
   1.70% due 05/21/12*(3)................................    427,000    328,051
  SunTrust Banks, Inc.
   Sub. Notes
   6.00% due 02/15/26....................................     38,000     37,234
  Wachovia Corp.
   Senior Notes
   5.75% due 02/01/18....................................    451,000    524,348
  Wells Fargo & Co. FRS
   Jr. Sub. Bonds
   7.98% due 03/15/18(3).................................    235,000    255,856
  Wells Fargo Bank NA FRS
   Sub. Notes
   0.71% due 05/16/16....................................    350,000    333,449
                                                                     ----------
                                                                      3,790,429
                                                                     ----------
BREWERY -- 0.1%
  SABMiller Holdings, Inc.
   Company Guar. Notes
   4.95% due 01/15/42*...................................    552,000    571,886
                                                                     ----------
BROADCAST SERVICES/PROGRAM -- 0.1%
  Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
   Sec. Notes
   8.88% due 04/15/17....................................    650,000    697,125
                                                                     ----------
BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.3%
  Building Materials Corp. of America
   Senior Notes
   6.75% due 05/01/21*...................................  1,250,000  1,326,562
  Interline Brands, Inc.
   Company Guar. Notes
   7.00% due 11/15/18....................................    510,000    538,050
                                                                     ----------
                                                                      1,864,612
                                                                     ----------
BUILDING PRODUCTS-CEMENT -- 0.5%
  Cemex Finance LLC
   Senior Sec. Notes
   9.50% due 12/14/16....................................  1,225,000  1,222,060
  Headwaters, Inc.
   Sec. Notes
   7.63% due 04/01/19....................................  2,100,000  2,042,250
                                                                     ----------
                                                                      3,264,310
                                                                     ----------

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   -------------------------------------------------------------------------
   BUILDING-HEAVY CONSTRUCTION -- 0.1%
     New Enterprise Stone & Lime Co.
      Company Guar. Notes
      11.00% due 09/01/18.............................. $  628,000 $  521,240
                                                                   ----------
   BUILDING-RESIDENTIAL/COMMERCIAL -- 0.8%
     Beazer Homes USA, Inc.
      Company Guar. Notes
      9.13% due 05/15/19...............................    800,000    688,000
     KB Home
      Company Guar. Notes
      9.10% due 09/15/17...............................  1,225,000  1,280,125
     Meritage Homes Corp.
      Senior Notes
      7.00% due 04/01/22*..............................    625,000    626,563
     Standard Pacific Corp.
      Company Guar. Notes
      8.38% due 05/15/18...............................  1,000,000  1,063,750
     Standard Pacific Corp.
      Company Guar. Notes
      8.38% due 01/15/21...............................    615,000    645,750
     Taylor Morrison Communities, Inc./Monarch
      Communities, Inc.
      Senior Notes
      7.75% due 04/15/20*..............................    487,000    494,312
                                                                   ----------
                                                                    4,798,500
                                                                   ----------
   CABLE/SATELLITE TV -- 1.4%
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      6.50% due 04/30/21...............................  1,925,000  1,992,375
     Comcast Corp.
      Company Guar. Notes
      5.65% due 06/15/35...............................    381,000    416,239
     Comcast Corp.
      Company Guar. Notes
      5.90% due 03/15/16...............................  1,847,000  2,132,593
     CSC Holdings LLC
      Senior Notes
      7.88% due 02/15/18...............................  1,090,000  1,218,075
     DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
      Company Guar. Notes
      2.40% due 03/15/17*..............................    691,000    684,868
     DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
      Company Guar. Notes
      5.15% due 03/15/42*..............................    279,000    271,797
     Echostar DBS Corp.
      Company Guar. Notes
      7.75% due 05/31/15...............................    912,000  1,036,260
     Mediacom LLC/Mediacom Capital Corp.
      Senior Notes
      7.25% due 02/15/22*..............................    625,000    631,250
     TCI Communications, Inc.
      Senior Notes
      7.13% due 02/15/28...............................    250,000    308,534
                                                                   ----------
                                                                    8,691,991
                                                                   ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   CAPACITORS -- 0.4%
     Kemet Corp.
      Senior Notes
      10.50% due 05/01/18*............................. $1,080,000 $1,166,400
     Kemet Corp.
      Senior Sec. Notes
      10.50% due 05/01/18..............................  1,100,000  1,188,000
                                                                   ----------
                                                                    2,354,400
                                                                   ----------
   CASINO HOTELS -- 0.9%
     CityCenter Holdings LLC/CityCenter Finance Corp.
      Sec. Notes
      11.50% due 01/15/17(4)...........................  1,590,697  1,761,697
     Downstream Development Authority of the
      Quapaw Tribe of Oklahoma
      Senior Sec. Notes
      10.50% due 07/01/19*.............................  1,055,000  1,087,969
     Harrah's Operating Co., Inc.
      Senior Sec. Notes
      11.25% due 06/01/17..............................  1,425,000  1,553,250
     Station Casinos LLC
      Company Guar. Notes
      3.65% due 06/18/18*(5)...........................  1,095,000    752,812
                                                                   ----------
                                                                    5,155,728
                                                                   ----------
   CASINO SERVICES -- 0.3%
     Chukchansi Economic Development Authority
      Senior Notes
      8.00% due 11/15/13*..............................  1,045,000    747,175
     Greektown Superholdings, Inc.
      Sec. Notes, Series A
      13.00% due 07/01/15..............................    293,000    321,568
     Greektown Superholdings, Inc.
      Sec. Notes, Series B
      13.00% due 07/01/15..............................    450,000    493,875
                                                                   ----------
                                                                    1,562,618
                                                                   ----------
   CELLULAR TELECOM -- 1.2%
     Cricket Communications, Inc.
      Senior Sec. Notes
      7.75% due 05/15/16...............................  1,995,000  2,104,725
     Nextel Communications, Inc.
      Company Guar. Notes
      7.38% due 08/01/15...............................  3,200,000  3,088,000
     Sprint Nextel Corp.
      Senior Bonds
      6.00% due 12/01/16...............................  1,564,000  1,395,870
     Sprint Nextel Corp.
      Senior Notes
      9.13% due 03/01/17*..............................    775,000    771,125
                                                                   ----------
                                                                    7,359,720
                                                                   ----------
   CHEMICALS-OTHER -- 0.2%
     Taminco Global Chemical Corp.
      Sec. Notes
      9.75% due 03/31/20*..............................  1,195,000  1,242,800
                                                                   ----------

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        --------------------------------------------------------------
        CHEMICALS-SPECIALTY -- 0.1%
          Eastman Chemical Co.
           Senior Notes
           7.25% due 01/15/24.................... $  405,000 $  489,459
          Lubrizol Corp.
           Company Guar. Notes
           6.50% due 10/01/34....................    248,000    313,074
                                                             ----------
                                                                802,533
                                                             ----------
        COAL -- 0.6%
          Alpha Natural Resources, Inc.
           Company Guar. Notes
           6.00% due 06/01/19....................    725,000    656,125
          James River Coal Co.
           Company Guar. Notes
           7.88% due 04/01/19....................    710,000    482,800
          Patriot Coal Corp.
           Company Guar. Notes
           8.25% due 04/30/18....................    795,000    606,187
          Peabody Energy Corp.
           Company Guar. Notes
           6.00% due 11/15/18*...................    760,000    744,800
          SunCoke Energy, Inc.
           Company Guar. Notes
           7.63% due 08/01/19....................    900,000    924,750
                                                             ----------
                                                              3,414,662
                                                             ----------
        COMMERCIAL SERVICES-FINANCE -- 0.1%
          Alliance Data Systems Corp.
           Senior Notes
           6.38% due 04/01/20*...................    800,000    814,000
                                                             ----------
        COMPUTER GRAPHICS -- 0.2%
          Epicor Software Corp.
           Company Guar. Notes
           8.63% due 05/01/19....................  1,360,000  1,390,600
                                                             ----------
        COMPUTER SERVICES -- 0.4%
          Affiliated Computer Services, Inc.
           Senior Notes
           5.20% due 06/01/15....................    399,000    431,684
          Compucom Systems, Inc.
           Senior Sub. Notes
           12.50% due 10/01/15*..................  1,188,000  1,247,400
          International Business Machines Corp.
           Senior Notes
           1.25% due 02/06/17....................    460,000    456,311
          International Business Machines Corp.
           Senior Notes
           6.22% due 08/01/27....................    375,000    477,742
                                                             ----------
                                                              2,613,137
                                                             ----------
        COMPUTERS -- 0.2%
          Hewlett-Packard Co.
           Senior Notes
           2.60% due 09/15/17....................    932,000    931,426
                                                             ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    CONSULTING SERVICES -- 0.3%
      FTI Consulting, Inc.
       Company Guar. Notes
       6.75% due 10/01/20............................ $1,450,000 $1,553,313
                                                                 ----------
    CONSUMER PRODUCTS-MISC. -- 0.6%
      American Achievement Corp.
       Sec. Notes
       10.88% due 04/15/16*..........................    970,000    703,250
      Reynolds Group Issuer, Inc./Reynolds Group
       Issuer LLC
       Senior Sec. Notes
       7.88% due 08/15/19*...........................  1,485,000  1,596,375
      Reynolds Group Issuer, Inc./Reynolds Group
       Issuer LLC
       Senior Notes
       9.88% due 08/15/19*...........................  1,000,000  1,022,500
                                                                 ----------
                                                                  3,322,125
                                                                 ----------
    CONTAINERS-METAL/GLASS -- 0.5%
      Ball Corp.
       Company Guar. Notes
       7.38% due 09/01/19............................    684,000    755,820
      Crown Americas LLC/Crown Americas Capital
       Corp. III
       Company Guar. Notes
       6.25% due 02/01/21............................    400,000    430,000
      Crown Cork & Seal Co., Inc.
       Senior Notes
       7.38% due 12/15/26............................  1,285,000  1,362,100
      Silgan Holdings, Inc.
       Senior Notes
       5.00% due 04/01/20*...........................    620,000    616,900
                                                                 ----------
                                                                  3,164,820
                                                                 ----------
    CONTAINERS-PAPER/PLASTIC -- 0.4%
      Graphic Packaging International, Inc.
       Company Guar. Notes
       9.50% due 06/15/17............................    750,000    832,500
      Packaging Dynamics Corp.
       Senior Sec. Notes
       8.75% due 02/01/16*...........................  1,665,000  1,748,250
                                                                 ----------
                                                                  2,580,750
                                                                 ----------
    DATA PROCESSING/MANAGEMENT -- 0.3%
      Audatex North America, Inc.
       Company Guar. Notes
       6.75% due 06/15/18*...........................  1,120,000  1,176,000
      Fidelity National Information Services, Inc.*
       Company Guar. Notes
       5.00% due 03/15/22............................    425,000    418,625
                                                                 ----------
                                                                  1,594,625
                                                                 ----------
    DISTRIBUTION/WHOLESALE -- 0.2%
      McJunkin Red Man Corp.
       Senior Sec. Notes
       9.50% due 12/15/16............................    830,000    904,700
                                                                 ----------

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        DIVERSIFIED BANKING INSTITUTIONS -- 1.6%
          BAC Capital Trust XIII FRS
           Limited Guar. Notes
           4.00% due 05/07/12(3)................. $1,070,000 $  762,959
          BAC Capital Trust XV FRS
           Limited Guar. Notes
           1.29% due 06/01/56....................    250,000    175,294
          Bank of America Corp.
           Sub. Notes
           5.42% due 03/15/17....................    360,000    368,094
          Bank of America Corp.
           Senior Notes
           5.75% due 12/01/17....................    337,000    361,430
          Citigroup, Inc.
           Sub. Notes
           4.88% due 05/07/15....................    526,000    545,346
          Citigroup, Inc.
           Sub. Notes
           6.13% due 08/25/36....................    422,000    405,572
          GMAC LLC
           Sub. Notes
           8.00% due 12/31/18....................  1,825,000  1,939,062
          Goldman Sachs Group, Inc.
           Senior Notes
           6.15% due 04/01/18....................    982,000  1,059,215
          JPMorgan Chase & Co. FRS
           Sub. Notes
           1.53% due 09/01/15....................    451,000    446,842
          JPMorgan Chase & Co.
           Notes
           1.88% due 03/20/15....................    600,000    601,532
          JPMorgan Chase & Co.
           Senior Notes
           3.45% due 03/01/16....................    349,000    363,888
          JPMorgan Chase & Co.
           Sub. Notes
           6.13% due 06/27/17....................    673,000    768,053
          JPMorgan Chase & Co. FRS
           Jr. Sub Notes
           7.90% due 04/30/12(3).................    304,000    333,038
          JPMorgan Chase Capital XXIII FRS
           Limited Guar. Bonds
           1.50% due 05/15/77....................    140,000    103,850
          Morgan Stanley
           Senior Notes
           5.55% due 04/27/17....................    561,000    574,079
          Morgan Stanley
           Senior Notes
           6.63% due 04/01/18....................    685,000    721,315
          NationsBank Corp.
           Sub. Notes
           7.25% due 10/15/25....................    117,000    122,684
                                                             ----------
                                                              9,652,253
                                                             ----------
        DIVERSIFIED FINANCIAL SERVICES -- 0.8%
          Associates Corp. of North America
           Senior Notes
           6.95% due 11/01/18....................    620,000    701,758

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    -----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
      General Electric Capital Corp.
       Senior Notes
       5.88% due 01/14/38............................. $1,205,000 $1,324,578
      General Electric Capital Corp.
       Senior Notes
       6.75% due 03/15/32.............................  2,512,000  3,001,202
                                                                  ----------
                                                                   5,027,538
                                                                  ----------
    DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
      3M Co.
       Senior Notes
       1.38% due 09/29/16.............................    261,000    262,738
      General Electric Co.
       Senior Notes
       5.25% due 12/06/17.............................    294,000    340,001
      Harsco Corp.
       Senior Notes
       2.70% due 10/15/15.............................    649,000    664,432
      JB Poindexter & Co., Inc.
       Senior Notes
       9.00% due 04/01/22*............................    548,000    563,755
      Textron, Inc.
       Senior Notes
       4.63% due 09/21/16.............................    780,000    823,491
                                                                  ----------
                                                                   2,654,417
                                                                  ----------
    ELECTRIC-DISTRIBUTION -- 0.1%
      Oglethorpe Power Corp.
       1st. Mtg. Notes
       5.38% due 11/01/40.............................    435,000    488,813
                                                                  ----------
    ELECTRIC-GENERATION -- 0.5%
      AES Corp.
       Senior Notes
       8.00% due 10/15/17.............................  1,020,000  1,148,775
      Allegheny Energy Supply Co. LLC
       Senior Notes
       6.75% due 10/15/39*............................    404,000    439,205
      Edison Mission Energy
       Senior Notes
       7.63% due 05/15/27.............................  1,475,000    873,937
      Midwest Generation LLC
       Pass Through Certs., Series B
       8.56% due 01/02/16.............................    285,238    271,689
      Reliant Energy Mid-Atlantic Power Holdings LLC
       Pass Through Certs., Series B
       9.24% due 07/02/17.............................    421,927    413,489
                                                                  ----------
                                                                   3,147,095
                                                                  ----------
    ELECTRIC-INTEGRATED -- 1.0%
      Arizona Public Service Co.
       Senior Notes
       4.50% due 04/01/42.............................    404,000    395,891
      Cleco Power LLC
       Senior Notes
       6.00% due 12/01/40.............................    224,000    245,447

                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT**   (NOTE 2)
      ------------------------------------------------------------------
      ELECTRIC-INTEGRATED (CONTINUED)
        CMS Energy Corp.
         Senior Notes
         2.75% due 05/15/14......................... $382,000  $  382,166
        Dominion Resources, Inc.
         Senior Notes
         5.25% due 08/01/33.........................  525,000     583,981
        Entergy Corp.
         Senior Notes
         4.70% due 01/15/17.........................  776,000     808,223
        Entergy Louisiana LLC
         1st. Mtg. Notes
         1.88% due 12/15/14.........................  424,000     431,504
        Exelon Corp.
         Senior Notes
         5.63% due 06/15/35.........................  343,000     370,089
        Georgia Power Co.
         Senior Notes
         3.00% due 04/15/16.........................  180,000     190,362
        Great Plains Energy, Inc.
         Senior Notes
         5.29% due 06/15/22(5)......................  620,000     661,512
        John Sevier Combined Cycle Generation LLC
         Sec. Notes
         4.63% due 01/15/42.........................  274,000     282,357
        Mirant Mid Atlantic LLC Pass-Through Trust
         Pass Through Certs., Series B
         9.13% due 06/30/17.........................  463,204     472,468
        Pacific Gas & Electric Co.
         Senior Notes
         6.05% due 03/01/34.........................  471,000     572,535
        Puget Sound Energy, Inc.
         Senior Sec. Notes
         4.43% due 11/15/41.........................  333,000     332,495
        SCANA Corp.
         Senior Notes
         4.13% due 02/01/22.........................  333,000     333,168
        Westar Energy, Inc.
         1st. Mtg. Notes
         4.13% due 03/01/42.........................  168,000     160,809
                                                               ----------
                                                                6,223,007
                                                               ----------
      ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.2%
        Freescale Semiconductor, Inc.
         Senior Sec. Notes
         9.25% due 04/15/18*........................  725,000     793,875
        National Semiconductor Corp.
         Senior Notes
         6.60% due 06/15/17.........................  262,000     323,212
                                                               ----------
                                                                1,117,087
                                                               ----------
      ELECTRONICS-MILITARY -- 0.1%
        L-3 Communications Corp.
         Company Guar. Notes
         4.75% due 07/15/20.........................  621,000     641,220
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        ENGINEERING/R&D SERVICES -- 0.1%
          URS Corp.
           Senior Notes
           3.85% due 04/01/17*................... $  584,000 $  582,090
                                                             ----------
        FINANCE-AUTO LOANS -- 0.8%
          Ford Motor Credit Co. LLC
           Senior Notes
           5.00% due 05/15/18....................    950,000    984,063
          Ford Motor Credit Co. LLC
           Senior Notes
           5.88% due 08/02/21....................  1,968,000  2,122,665
          General Motors Financial Co., Inc.
           Company Guar. Notes
           6.75% due 06/01/18....................  1,100,000  1,174,867
          Hyundai Capital America
           Company Guar. Notes
           4.00% due 06/08/17*...................    552,000    567,154
                                                             ----------
                                                              4,848,749
                                                             ----------
        FINANCE-COMMERCIAL -- 0.1%
          Textron Financial Corp.
           Senior Notes
           5.40% due 04/28/13....................    377,000    390,995
                                                             ----------
        FINANCE-CREDIT CARD -- 0.0%
          Capital One Capital III Ltd.
           Guar. Bonds
           7.69% due 08/15/36....................    196,000    197,225
                                                             ----------
        FINANCE-INVESTMENT BANKER/BROKER -- 0.7%
          Bear Stearns Cos., Inc.
           Sub. Notes
           5.55% due 01/22/17....................    636,000    702,221
          Lehman Brothers Holdings Capital
           Trust VII FRS
           Limited Guar. Notes
           5.86% due 05/31/12(3)(6)(7)+..........    222,000         22
          Lehman Brothers Holdings, Inc.
           Sub. Notes
           6.75% due 12/28/17(6)(7)+.............    280,000         28
          Lehman Brothers Holdings, Inc.
           Sub. Notes
           7.50% due 05/11/38(6)(7)+.............    361,000         36
          Merrill Lynch & Co., Inc.
           Sub. Notes
           6.05% due 05/16/16....................  1,975,000  2,079,509
          Merrill Lynch & Co., Inc.
           Sub. Notes
           7.75% due 05/14/38....................    134,000    146,251
          Oppenheimer Holdings, Inc.
           Senior Sec. Notes
           8.75% due 04/15/18....................  1,075,000  1,096,500
          Scottrade Financial Services, Inc.
           Senior Notes
           6.13% due 07/11/21*...................    423,000    414,390
                                                             ----------
                                                              4,438,957
                                                             ----------

                                                         PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT**    (NOTE 2)
  ---------------------------------------------------------------------------
  FINANCE-LEASING COMPANIES -- 0.4%
    Air Lease Corp.*
     Senior Notes
     5.63% due 04/01/17................................. $1,350,000 $1,344,938
    Aircastle Ltd.
     Sr. Unsecured Notes
     7.63% due 04/15/20*................................    245,000    245,000
    Boeing Capital Corp.
     Senior Notes
     2.13% due 08/15/16.................................    717,000    740,713
    Boeing Capital Corp.
     Senior Notes
     2.90% due 08/15/18.................................    183,000    191,769
                                                                    ----------
                                                                     2,522,420
                                                                    ----------
  FINANCE-OTHER SERVICES -- 0.3%
    National Rural Utilities Cooperative Finance Corp.
     Bonds
     1.00% due 02/02/15.................................    279,000    279,341
    SquareTwo Financial Corp.
     Sec. Notes
     11.63% due 04/01/17................................  1,509,000  1,493,910
                                                                    ----------
                                                                     1,773,251
                                                                    ----------
  FINANCIAL GUARANTEE INSURANCE -- 0.4%
    Assured Guaranty Municipal Holdings, Inc. FRS
     Company Guar. Notes
     6.40% due 12/15/66*................................  3,135,000  2,257,200
                                                                    ----------
  FIREARMS & AMMUNITION -- 0.2%
    FGI Operating Co, Inc.
     Senior Sec. Notes
     10.25% due 08/01/15................................  1,192,000  1,281,519
                                                                    ----------
  FOOD-MEAT PRODUCTS -- 0.2%
    JBS USA LLC/JBS USA Finance, Inc.
     Senior Notes
     8.25% due 02/01/20*................................  1,030,000  1,058,325
                                                                    ----------
  FUNERAL SERVICES & RELATED ITEMS -- 0.3%
    Carriage Services, Inc.
     Company Guar. Notes
     7.88% due 01/15/15.................................  1,775,000  1,788,313
                                                                    ----------
  GAMBLING (NON-HOTEL) -- 0.1%
    Waterford Gaming LLC
     Senior Notes
     8.63% due 09/15/14*(10)............................    965,839    458,774
                                                                    ----------
  GAS-DISTRIBUTION -- 0.1%
    Boston Gas Co.
     Senior Notes
     4.49% due 02/15/42*................................    280,000    281,090
    Southern Union Co.
     Senior Notes
     7.60% due 02/01/24.................................    240,000    285,261
                                                                    ----------
                                                                       566,351
                                                                    ----------
  GAS-TRANSPORTATION -- 0.1%
    Sabine Pass LNG LP
     Senior Sec. Notes
     7.25% due 11/30/13.................................    800,000    844,000
                                                                    ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     GOLD MINING -- 0.0%
       Newmont Mining Corp.
        Company Guar. Notes
        3.50% due 03/15/22.......................... $  304,000 $  292,877
                                                                ----------
     HOME FURNISHINGS -- 0.1%
       Norcraft Cos. LP/Norcraft Finance Corp.
        Sec. Notes
        10.50% due 12/15/15.........................    968,000    849,420
                                                                ----------
     INDEPENDENT POWER PRODUCERS -- 0.6%
       Calpine Corp.
        Senior Sec. Notes
        7.88% due 07/31/20*.........................    755,000    821,062
       GenOn Energy, Inc.
        Senior Notes
        9.50% due 10/15/18..........................  1,450,000  1,334,000
       NRG Energy, Inc.
        Company Guar. Notes
        7.63% due 01/15/18..........................    495,000    496,238
       NRG Energy, Inc.
        Company Guar. Notes
        8.25% due 09/01/20..........................  1,175,000  1,157,375
                                                                ----------
                                                                 3,808,675
                                                                ----------
     INSURANCE-LIFE/HEALTH -- 0.2%
       Jefferson-Pilot Corp.
        Senior Notes
        4.75% due 01/30/14..........................    227,000    236,746
       Nationwide Financial Services, Inc.
        Senior Notes
        5.90% due 07/01/12..........................    284,000    286,344
       Prudential Financial, Inc.
        Senior Notes
        4.75% due 09/17/15..........................    619,000    671,930
                                                                ----------
                                                                 1,195,020
                                                                ----------
     INSURANCE-MULTI-LINE -- 0.7%
       Hartford Financial Services Group, Inc.
        Senior Notes
        6.30% due 03/15/18..........................    955,000  1,050,483
       Hartford Financial Services Group, Inc. FRS
        Jr. Sub. Debentures
        8.13% due 06/15/68..........................  2,075,000  2,215,062
       Metropolitan Life Global Funding I
        Sec. Notes
        2.00% due 01/09/15*.........................    856,000    865,074
                                                                ----------
                                                                 4,130,619
                                                                ----------
     INSURANCE-MUTUAL -- 0.6%
       Liberty Mutual Group, Inc.
        Senior Notes
        5.75% due 03/15/14*.........................    195,000    205,528
       Liberty Mutual Group, Inc. FRS
        Company Guar. Notes
        10.75% due 06/15/88*........................    990,000  1,324,125
       New York Life Global Funding
        Sec. Notes
        1.30% due 01/12/15*.........................  1,106,000  1,111,837

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        --------------------------------------------------------------
        INSURANCE-MUTUAL (CONTINUED)
          New York Life Global Funding
           Sec. Notes
           1.65% due 05/15/17*................... $  829,000 $  822,070
                                                             ----------
                                                              3,463,560
                                                             ----------
        INSURANCE-REINSURANCE -- 0.1%
          Berkshire Hathaway, Inc.
           Senior Notes
           1.90% due 01/31/17....................    565,000    571,464
                                                             ----------
        MARINE SERVICES -- 0.3%
          Great Lakes Dredge & Dock Corp.
           Company Guar. Notes
           7.38% due 02/01/19....................  1,851,000  1,892,647
                                                             ----------
        MEDICAL INSTRUMENTS -- 0.4%
          Accellent, Inc.
           Senior Sec. Notes
           8.38% due 02/01/17....................  1,965,000  1,974,825
          Medtronic, Inc.
           Senior Notes
           4.50% due 03/15/42....................    281,000    285,470
                                                             ----------
                                                              2,260,295
                                                             ----------
        MEDICAL PRODUCTS -- 0.2%
          Baxter International, Inc.
           Senior Bonds
           1.85% due 01/15/17....................    281,000    284,580
          Becton Dickinson and Co.
           Senior Notes
           7.00% due 08/01/27....................    295,000    372,386
          Universal Hospital Services, Inc.
           Sec. Notes
           8.50% due 06/01/15(4).................    775,000    793,406
                                                             ----------
                                                              1,450,372
                                                             ----------
        MEDICAL-BIOMEDICAL/GENE -- 0.1%
          Gilead Sciences, Inc.
           Senior Notes
           4.40% due 12/01/21....................    308,000    323,300
                                                             ----------
        MEDICAL-DRUGS -- 0.4%
          Axcan Intermediate Holdings, Inc.
           Company Guar. Notes
           12.75% due 03/01/16...................    556,000    593,530
          Johnson & Johnson
           Notes
           5.55% due 08/15/17....................    405,000    493,378
          Valeant Pharmaceuticals International
           Company Guar.Notes
           6.50% due 07/15/16*...................  1,010,000  1,027,675
                                                             ----------
                                                              2,114,583
                                                             ----------
        MEDICAL-HMO -- 0.3%
          AMERIGROUP Corp.
           Senior Notes
           7.50% due 11/15/19....................  1,025,000  1,122,375

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       MEDICAL-HMO (CONTINUED)
         Cigna Corp.
          Senior Notes
          6.15% due 11/15/36....................... $  145,000 $  161,335
         Coventry Health Care, Inc.
          Senior Notes
          5.45% due 06/15/21.......................    437,000    478,360
                                                               ----------
                                                                1,762,070
                                                               ----------
       MEDICAL-HOSPITALS -- 0.9%
         Capella Healthcare, Inc.
          Company Guar. Notes
          9.25% due 07/01/17.......................  2,495,000  2,557,375
         HCA, Inc.
          Senior Notes
          7.50% due 11/15/95.......................  1,975,000  1,570,125
         HCA, Inc.
          Senior Sec. Notes
          8.50% due 04/15/19.......................    500,000    555,625
         IASIS Healthcare LLC/IASIS Capital Corp.
          Company Guar. Notes
          8.38% due 05/15/19.......................    800,000    778,000
                                                               ----------
                                                                5,461,125
                                                               ----------
       MOTION PICTURES & SERVICES -- 0.1%
         NAI Entertainment Holdings LLC
          Senior Sec. Notes
          8.25% due 12/15/17*......................    500,000    548,750
                                                               ----------
       MRI/MEDICAL DIAGNOSTIC IMAGING -- 0.3%
         Radnet Management, Inc.
          Company Guar. Notes
          10.38% due 04/01/18......................  2,070,000  2,059,650
                                                               ----------
       MULTIMEDIA -- 0.3%
         Haights Cross Operating Co. FRS
          Limited Guar. Notes
          16.00% due 03/15/14(6)(7)(9)(10)+........    461,095     34,582
         News America Holdings, Inc.
          Company Guar. Notes
          8.45% due 08/01/34.......................    406,000    500,590
         News America, Inc.
          Company Guar. Notes
          6.55% due 03/15/33.......................    603,000    661,827
         Time Warner Entertainment Co. LP
          Company Guar. Notes
          8.38% due 07/15/33.......................    385,000    514,306
                                                               ----------
                                                                1,711,305
                                                               ----------
       MUSIC -- 0.3%
         WMG Acquisition Corp.
          Senior Sec. Notes
          9.50% due 06/15/16.......................  1,650,000  1,798,500
                                                               ----------
       NON-FERROUS METALS -- 0.0%
         Renco Metals, Inc.
          Company Guar. Notes
          11.50% due 07/01/03(8)(9)(10)(18)+.......    500,000          0
                                                               ----------

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    NON-HAZARDOUS WASTE DISPOSAL -- 0.3%
      Casella Waste Systems, Inc.
       Senior Sec. Notes
       11.00% due 07/15/14........................... $  700,000 $  749,000
      Republic Services, Inc.
       Company Guar. Notes
       3.80% due 05/15/18............................    715,000    767,717
      Republic Services, Inc.
       Company Guar. Notes
       6.20% due 03/01/40............................    169,000    201,546
                                                                 ----------
                                                                  1,718,263
                                                                 ----------
    OIL & GAS DRILLING -- 0.2%
      Nabors Industries, Inc.
       Company Guar. Notes
       9.25% due 01/15/19............................    976,000  1,252,920
                                                                 ----------
    OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.2%
      Alta Mesa Holdings LP/Alta Mesa Finance
       Services Corp.
       Company Guar. Notes
       9.63% due 10/15/18............................  1,010,000  1,017,575
      Carrizo Oil & Gas, Inc.
       Company Guar. Notes
       8.63% due 10/15/18............................    975,000  1,026,188
      Chaparral Energy, Inc.
       Company Guar. Notes
       8.25% due 09/01/21............................    775,000    825,375
      Chesapeake Energy Corp.
       Company Guar. Notes
       6.63% due 08/15/20............................  1,652,000  1,680,910
      Denbury Resources, Inc.
       Company Guar. Notes
       6.38% due 08/15/21............................    516,000    545,670
      Encore Acquisition Co.
       Company Guar. Notes
       9.50% due 05/01/16............................    720,000    792,000
      EV Energy Partners LP/EV Energy Finance Corp.
       Company Guar. Notes
       8.00% due 04/15/19............................    820,000    840,500
      Hilcorp Energy I LP/Hilcorp Finance Co.
       Senior Notes
       7.63% due 04/15/21*...........................    550,000    594,000
      Linn Energy LLC/Linn Energy Finance Corp.
       Company Guar. Notes
       6.25% due 11/01/19*...........................  1,037,000  1,005,890
      Linn Energy LLC/Linn Energy Finance Corp.
       Company Guar. Notes
       8.63% due 04/15/20............................    635,000    684,213
      Milagro Oil & Gas
       Sec. Notes
       10.50% due 05/15/16...........................    959,000    748,020
      QEP Resources, Inc.
       Senior Notes
       6.88% due 03/01/21............................  1,039,000  1,148,095
      Samson Investment Co.
       Senior Notes
       9.75% due 02/15/20*...........................  1,025,000  1,037,812

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
         Southwestern Energy Co.
          Company Guar. Notes
          4.10% due 03/15/22*.................... $  588,000 $   582,857
         Union Pacific Resources Group, Inc.
          Senior Notes
          7.15% due 05/15/28.....................    687,000     779,859
                                                             -----------
                                                              13,308,964
                                                             -----------
       OIL COMPANIES-INTEGRATED -- 0.3%
         Hess Corp.
          Senior Notes
          7.88% due 10/01/29.....................    757,000   1,007,397
         Phillips 66
          Company Guar. Notes
          2.95% due 05/01/17*....................    515,000     523,447
                                                             -----------
                                                               1,530,844
                                                             -----------
       OIL REFINING & MARKETING -- 0.3%
         Alon Refining Krotz Springs, Inc.
          Senior Sec. Notes
          13.50% due 10/15/14....................    510,000     566,100
         Reliance Holdings USA, Inc.
          Company Guar. Notes
          4.50% due 10/19/20.....................    290,000     279,662
         Western Refining, Inc.
          Senior Sec. Notes
          11.25% due 06/15/17*...................    575,000     655,500
                                                             -----------
                                                               1,501,262
                                                             -----------
       OIL-FIELD SERVICES -- 0.5%
         Exterran Holdings, Inc.
          Company Guar. Notes
          7.25% due 12/01/18.....................  1,145,000   1,099,200
         Green Field Energy Services, Inc.
          Senior Sec. Notes
          13.00% due 11/15/16*...................  1,065,000   1,043,700
         Helix Energy Solutions Group, Inc.
          Company Guar. Notes
          9.50% due 01/15/16*....................    350,000     366,625
         Oil States International, Inc.
          Company Guar. Notes
          6.50% due 06/01/19.....................    700,000     735,000
                                                             -----------
                                                               3,244,525
                                                             -----------
       PAPER & RELATED PRODUCTS -- 0.7%
         Georgia-Pacific LLC
          Company Guar. Notes
          5.40% due 11/01/20*....................    396,000     442,047
         Georgia-Pacific LLC
          Company Guar. Notes
          8.25% due 05/01/16*....................    612,000     675,004
         International Paper Co.
          Senior Notes
          6.00% due 11/15/41.....................    334,000     362,548
         Longview Fibre Paper & Packaging, Inc.
          Senior Sec. Notes
          8.00% due 06/01/16*....................    991,000   1,009,581

                                                        PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                   AMOUNT**    (NOTE 2)
  --------------------------------------------------------------------------
  PAPER & RELATED PRODUCTS (CONTINUED)
    Westvaco Corp.
     Company Guar. Notes
     8.20% due 01/15/30................................ $1,523,000 $1,686,668
                                                                   ----------
                                                                    4,175,848
                                                                   ----------
  PHARMACY SERVICES -- 0.4%
    Aristotle Holding, Inc.
     Company Guar. Notes
     2.10% due 02/12/15*...............................    474,000    479,841
    Aristotle Holding, Inc.
     Company Guar. Notes
     2.75% due 11/21/14*...............................    940,000    965,815
    Aristotle Holding, Inc.
     Company Guar. Notes
     4.75% due 11/15/21*...............................    592,000    633,569
    Aristotle Holding, Inc.
     Company Guar. Notes
     6.13% due 11/15/41*...............................    348,000    388,224
                                                                   ----------
                                                                    2,467,449
                                                                   ----------
  PIPELINES -- 1.2%
    Chesapeake Midstream Partners LP/CHKM
     Finance Corp.
     Company Guar. Notes
     6.13% due 07/15/22*...............................    380,000    382,850
    Copano Energy LLC/Copano Energy Finance Corp.
     Company Guar. Notes
     7.13% due 04/01/21................................    685,000    720,963
    El Paso Pipeline Partners Operating Co. LLC
     Company Guar. Notes
     6.50% due 04/01/20................................    772,000    862,709
    Energy Transfer Equity LP
     Senior Sec. Notes
     7.50% due 10/15/20................................    795,000    882,450
    Energy Transfer Partners LP
     Senior Notes
     6.50% due 02/01/42................................    408,000    429,922
    Genesis Energy LP/Genesis Energy Finance Corp.
     Company Guar. Notes
     7.88% due 12/15/18................................  1,000,000  1,020,000
    MarkWest Energy Partners LP/MarkWest Energy
     Finance Corp.
     Company Guar. Notes
     6.50% due 08/15/21................................    945,000  1,004,062
    Plains All American Pipeline LP/PAA Finance Corp.
     Senior Notes
     3.65% due 06/01/22................................    554,000    543,878
    Plains All American Pipeline LP/PAA Finance Corp.
     Senior Notes
     5.15% due 06/01/42................................    280,000    273,533
    Regency Energy Partners LP/Regency Energy
     Finance Corp.
     Company Guar. Notes
     6.88% due 12/01/18................................    525,000    555,188

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      PIPELINES (CONTINUED)
        Southern Star Central Corp.
         Senior Notes
         6.75% due 03/01/16........................ $  650,000 $  659,750
                                                               ----------
                                                                7,335,305
                                                               ----------
      PRINTING-COMMERCIAL -- 0.2%
        Valassis Communications, Inc.
         Company Guar. Notes
         6.63% due 02/01/21........................  1,025,000  1,050,625
                                                               ----------
      PUBLISHING-NEWSPAPERS -- 0.3%
        McClatchy Co.
         Senior Sec. Notes
         11.50% due 02/15/17.......................  1,520,000  1,615,000
                                                               ----------
      REAL ESTATE INVESTMENT TRUSTS -- 1.0%
        BioMed Realty LP
         Company Guar. Notes
         3.85% due 04/15/16........................    281,000    290,304
        Brandywine Operating Partnership LP
         Company Guar. Notes
         4.95% due 04/15/18........................    281,000    286,539
        Brandywine Operating Partnership LP
         Company Guar. Notes
         5.70% due 05/01/17........................    669,000    708,709
        DuPont Fabros Technology LP
         Company Guar. Notes
         8.50% due 12/15/17........................  1,125,000  1,237,500
        HCP, Inc.
         Senior Notes
         3.75% due 02/01/16........................    200,000    206,239
        Kilroy Realty LP
         Company Guar. Notes
         4.80% due 07/15/18........................    266,000    276,383
        Omega Healthcare Investors, Inc.
         Company Guar. Notes
         5.88% due 03/15/24*.......................  1,250,000  1,225,000
        Sabra Health Care LP/Sabra Capital Corp.
         Company Guar. Notes
         8.13% due 11/01/18........................  1,425,000  1,510,500
        Ventas Realty LP/Ventas Capital Corp.
         Company Guar. Notes
         4.75% due 06/01/21........................    190,000    191,703
                                                               ----------
                                                                5,932,877
                                                               ----------
      REAL ESTATE MANAGEMENT/SERVICES -- 0.4%
        Kennedy-Wilson, Inc.
         Company Guar. Notes
         8.75% due 04/01/19........................  2,050,000  2,137,125
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.3%
        First Industrial LP
         Senior Notes
         5.75% due 01/15/16........................  1,535,000  1,526,014
                                                               ----------
      RECYCLING -- 0.0%
        Aleris International, Inc.
         Escrow Notes
         9.00% due 12/15/14(9)(10).................  3,285,000        329
                                                               ----------

                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
          -----------------------------------------------------------
          RENTAL AUTO/EQUIPMENT -- 0.6%
            Avis Budget Car Rental LLC/Avis
             Budget Finance, Inc.
             Company Guar. Notes
             9.63% due 03/15/18................. $1,055,000 $1,144,675
            RSC Equipment Rental, Inc./RSC
             Holdings III LLC
             Senior Notes
             8.25% due 02/01/21.................  1,150,000  1,224,750
            United Rentals North America, Inc.
             Company Guar. Notes
             8.38% due 09/15/20.................    950,000    983,250
                                                            ----------
                                                             3,352,675
                                                            ----------
          RETAIL-APPAREL/SHOE -- 0.1%
            Limited Brands, Inc.
             Company Guar. Notes
             6.63% due 04/01/21.................    820,000    888,675
                                                            ----------
          RETAIL-DISCOUNT -- 0.0%
            Wal-Mart Stores, Inc.
             Senior Notes
             5.25% due 09/01/35.................    253,000    287,711
                                                            ----------
          RETAIL-DRUG STORE -- 0.4%
            CVS Caremark Corp.
             Senior Notes
             6.25% due 06/01/27.................    516,000    616,433
            CVS Pass-Through Trust
             Pass Through Certs.
             5.77% due 01/31/33*................    244,160    259,019
            CVS Pass-Through Trust
             Pass Through Certs.
             5.93% due 01/10/34*................    631,648    674,663
            Rite Aid Corp.
             Senior Sec. Notes
             8.00% due 08/15/20.................    600,000    690,750
                                                            ----------
                                                             2,240,865
                                                            ----------
          RETAIL-OFFICE SUPPLIES -- 0.1%
            Office Depot, Inc.
             Senior Sec. Notes
             9.75% due 03/15/19*................    870,000    897,188
                                                            ----------
          RETAIL-PROPANE DISTRIBUTION -- 0.1%
            AmeriGas Finance LLC/AmeriGas
             Finance Corp.
             Company Guar. Notes
             6.75% due 05/20/20.................    160,000    162,400
            AmeriGas Finance LLC/AmeriGas
             Finance Corp.
             Company Guar. Notes
             7.00% due 05/20/22.................    310,000    316,200
                                                            ----------
                                                               478,600
                                                            ----------
          RETAIL-RESTAURANTS -- 0.5%
            Dave & Buster's, Inc.
             Company Guar. Notes
             11.00% due 06/01/18................  1,095,000  1,171,650

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        RETAIL-RESTAURANTS (CONTINUED)
          Landry's Restaurants, Inc.
           Sec. Notes
           11.63% due 12/01/15................... $1,325,000 $1,475,719
          McDonald's Corp.
           Senior Notes
           3.70% due 02/15/42....................    562,000    519,538
                                                             ----------
                                                              3,166,907
                                                             ----------
        RETAIL-SPORTING GOODS -- 0.1%
          Academy Ltd./Academy Finance Corp.
           Company Guar. Notes
           9.25% due 08/01/19*...................    775,000    795,344
                                                             ----------
        RETAIL-TOY STORES -- 0.3%
          Toys R Us Property Co. II LLC
           Senior Sec. Notes
           8.50% due 12/01/17....................  1,625,000  1,696,094
                                                             ----------
        RUBBER/PLASTIC PRODUCTS -- 0.0%
          Venture Holdings Co. LLC
           Company Guar. Notes
           11.00% due 06/01/07(8)(9)(10)(18)+....    100,000          0
                                                             ----------
        SAVINGS & LOANS/THRIFTS -- 0.2%
          First Niagara Financial Group
           Sub. Notes
           7.25% due 12/15/21....................    915,000    979,433
                                                             ----------
        SCHOOLS -- 0.2%
          Northwestern University
           Bonds
           4.20% due 12/01/47....................    386,000    391,280
          University of Pennsylvania
           Senior Notes
           4.67% due 09/01/12....................    815,000    802,229
                                                             ----------
                                                              1,193,509
                                                             ----------
        SEISMIC DATA COLLECTION -- 0.1%
          Geokinetics Holdings USA, Inc.
           Senior Sec. Notes
           9.75% due 12/15/14....................  1,115,000    839,038
                                                             ----------
        SHIPBUILDING -- 0.2%
          Huntington Ingalls Industries, Inc.
           Company Guar. Notes
           6.88% due 03/15/18....................    975,000  1,033,500
                                                             ----------
        SPECIAL PURPOSE ENTITIES -- 0.4%
          FUEL Trust
           Sec. Notes
           3.98% due 06/15/16*...................    377,000    382,496
          FUEL Trust
           Sec. Notes
           4.21% due 04/15/16*...................    288,000    295,568
          MassMutual Global Funding II
           Senior Sec. Notes
           2.00% due 04/05/17*...................    856,000    853,087

                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
         -------------------------------------------------------------
         SPECIAL PURPOSE ENTITIES (CONTINUED)
           Murray Street Investment Trust I
            Company Guar. Notes
            4.65% due 03/09/17(5)............... $  649,000 $  649,481
                                                            ----------
                                                             2,180,632
                                                            ----------
         STEEL-PRODUCERS -- 0.9%
           AK Steel Corp.
            Company Guar. Notes
            7.63% due 05/15/20..................  2,050,000  1,978,250
           Gerdau Holdings, Inc.
            Company Guar. Notes
            7.00% due 01/20/20..................    315,000    362,943
           JMC Steel Group
            Senior Notes
            8.25% due 03/15/18*.................  1,090,000  1,133,600
           Ryerson, Inc.
            Senior Sec. Notes
            12.00% due 11/01/15.................  1,042,000  1,068,050
           Steel Dynamics, Inc.
            Company Guar. Notes
            7.75% due 04/15/16..................  1,035,000  1,073,812
                                                            ----------
                                                             5,616,655
                                                            ----------
         STORAGE/WAREHOUSING -- 0.1%
           Mobile Mini, Inc.
            Company Guar. Notes
            7.88% due 12/01/20..................    651,000    693,315
                                                            ----------
         TELECOM EQUIPMENT-FIBER OPTICS -- 0.0%
           Corning, Inc.
            Senior Notes
            4.70% due 03/15/37..................    168,000    162,168
           Corning, Inc.
            Senior Notes
            4.75% due 03/15/42..................    112,000    108,459
                                                            ----------
                                                               270,627
                                                            ----------
         TELECOM SERVICES -- 0.4%
           BellSouth Telecommunications, Inc.
            Senior Notes
            6.38% due 06/01/28..................    251,000    284,637
           Cincinnati Bell Telephone Co. LLC
            Company Guar. Notes
            7.18% due 12/15/23..................     50,000     39,187
           Cincinnati Bell Telephone Co. LLC
            Company Guar. Notes
            7.20% due 11/29/23..................    225,000    176,344
           Cincinnati Bell Telephone Co. LLC
            Company Guar. Notes
            7.27% due 12/11/23..................    375,000    293,906
           PAETEC Holding Corp.
            Senior Sec. Notes
            8.88% due 06/30/17..................  1,550,000  1,681,750
                                                            ----------
                                                             2,475,824
                                                            ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        TELECOMMUNICATION EQUIPMENT -- 0.1%
          Harris Corp.
           Senior Notes
           4.40% due 12/15/20.................... $  363,000 $  377,129
                                                             ----------
        TELEPHONE-INTEGRATED -- 1.1%
          AT&T, Inc.
           Senior Notes
           0.88% due 02/13/15....................  1,120,000  1,113,364
          AT&T, Inc.
           Senior Notes
           3.00% due 02/15/22....................    612,000    599,769
          BellSouth Corp.
           Senior Notes
           6.55% due 06/15/34....................    224,000    255,703
          Century Telephone Enterprise
           Senior Notes
           6.88% due 01/15/28....................    245,000    228,941
          CenturyLink, Inc.
           Senior Notes
           5.80% due 03/15/22....................  1,025,000  1,000,923
          CenturyLink, Inc.
           Senior Notes
           7.60% due 09/15/39....................    463,000    437,959
          CenturyLink, Inc.
           Senior Notes
           7.65% due 03/15/42....................    782,000    734,778
          Frontier Communications Corp.
           Senior Notes
           8.13% due 10/01/18....................  1,625,000  1,718,437
          SBC Communications
           Senior Notes
           6.45% due 06/15/34....................    403,000    475,175
          Verizon Communications, Inc.
           Senior Notes
           6.40% due 02/15/38....................    231,000    279,814
                                                             ----------
                                                              6,844,863
                                                             ----------
        TELEVISION -- 0.2%
          CBS Corp.
           Company Guar. Notes
           3.38% due 03/01/22....................    306,000    295,387
          Local TV Finance LLC
           Senior Notes
           9.25% due 06/15/15*(4)................    681,081    694,703
                                                             ----------
                                                                990,090
                                                             ----------
        TRANSPORT-RAIL -- 0.2%
          Burlington Northern Santa Fe LLC
           Senior Notes
           4.40% due 03/15/42....................    852,000    805,473
          Norfolk Southern Corp.
           Senior Notes
           6.00% due 05/23/11....................    402,000    449,465
                                                             ----------
                                                              1,254,938
                                                             ----------
        TRANSPORT-SERVICES -- 0.0%
          Ryder System, Inc.
           Senior Notes
           2.50% due 03/01/17....................    195,000    196,131
                                                             ----------

                                              PRINCIPAL     VALUE
                 SECURITY DESCRIPTION         AMOUNT**     (NOTE 2)
          -----------------------------------------------------------
          WEB HOSTING/DESIGN -- 0.2%
            Equinix, Inc.
             Senior Notes
             8.13% due 03/01/18.............. $1,100,000 $  1,210,000
                                                         ------------
          WIRE & CABLE PRODUCTS -- 0.2%
            Coleman Cable, Inc.
             Company Guar. Notes
             9.00% due 02/15/18..............  1,200,000    1,263,000
                                                         ------------
          WIRELESS EQUIPMENT -- 0.0%
            Motorola, Inc.
             Senior Notes
             6.63% due 11/15/37..............     11,445       12,151
                                                         ------------
          TOTAL U.S. CORPORATE BONDS & NOTES
             (cost $261,661,116).............             262,819,207
                                                         ------------
          FOREIGN CORPORATE BONDS & NOTES -- 11.7%
          AGRICULTURAL CHEMICALS -- 0.0%
            Syngenta Finance NV
             Company Guar. Notes
             4.38% due 03/28/42..............    286,000      287,524
                                                         ------------
          BANKS-COMMERCIAL -- 1.5%
            Banco ABC Brasil SA
             Sub. Notes
             7.88% due 04/08/20*.............    250,000      261,250
            Banco Bradesco SA
             Senior Notes
             4.50% due 01/12/17*.............    325,000      341,900
            Banco de Bogota SA
             Senior Notes
             5.00% due 01/15/17*.............    260,000      269,750
            Banco do Brasil SA
             Sub. Notes
             5.88% due 01/26/22*.............    440,000      452,760
            Bank of Nova Scotia
             Senior Notes
             2.55% due 01/12/17..............    766,000      785,354
            Barclays Bank PLC FRS
             Jr. Sub. Bonds
             5.93% due 12/15/16*(3)..........    549,000      507,825
            Barclays Bank PLC
             Sub. Notes
             6.05% due 12/04/17*.............    544,000      559,361
            Barclays Bank PLC FRS
             Jr. Sub. Notes
             6.86% due 06/15/32*(3)..........    205,000      191,675
            DNB Bank ASA
             Senior Notes
             3.20% due 04/03/17*.............  1,180,000    1,184,650
            Finansbank AS
             Senior Notes
             5.50% due 05/11/16*.............    425,000      401,625
            Groupe BPCE SA FRS
             Jr. Sub Notes
             2.51% due 06/30/12(3)...........    141,000       68,561

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                 PRINCIPAL      VALUE
                SECURITY DESCRIPTION             AMOUNT**      (NOTE 2)
        ---------------------------------------------------------------
        FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
        BANKS-COMMERCIAL (CONTINUED)
          HBOS PLC
           Sub. Notes
           6.75% due 05/21/18*................   $    232,000 $  217,750
          LBG Capital No.1 PLC FRS
           Bank Guar. Notes
           8.00% due 06/15/20*(3).............      1,420,000  1,220,773
          National Australia Bank/New York
           Senior Notes
           2.75% due 03/09/17.................        554,000    551,159
          Nordea Bank AB
           Senior Notes
           3.13% due 03/20/17*................        586,000    586,610
          Nordea Bank AB VRS
           Jr. Sub. Bonds
           8.38% due 03/25/15(3)..............        184,000    193,936
          Rabobank Nederland NV
           Company Guar. Notes
           2.13% due 10/13/15.................        477,000    480,219
          Westpac Banking Corp. FRS
           Jr. Sub. Notes
           0.89% due 09/28/12(3)..............      1,050,000    567,000
                                                              ----------
                                                               8,842,158
                                                              ----------
        BANKS-MONEY CENTER -- 0.2%
          ABN Amro Bank NV FRS
           Senior Notes
           2.32% due 01/30/14*................        105,000    105,268
          DBS Bank, Ltd. VRS
           Senior Sub. Notes
           3.63% due 09/21/22*................        350,000    341,144
          Mizuho Corporate Bank, Ltd.
           Company Guar. Notes
           2.55% due 03/17/17*................        595,000    594,942
                                                              ----------
                                                               1,041,354
                                                              ----------
        BANKS-SPECIAL PURPOSE -- 0.4%
          Eksportfinans ASA
           Senior Notes
           2.38% due 05/25/16.................        815,000    718,380
          Kreditanstalt fuer Wiederaufbau
           Government Guar. Notes
           3.75% due 09/25/15................. NOK 10,500,000  1,911,877
                                                              ----------
                                                               2,630,257
                                                              ----------
        BREWERY -- 0.1%
          Heineken NV
           Senior Notes
           3.40% due 04/01/22*................        817,000    810,979
                                                              ----------
        BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.1%
          Corp GEO SAB de CV
           Company Guar. Notes
           9.25% due 06/30/20*................        470,000    497,025
          Urbi Desarrollos Urbanos SAB de CV
           Company Guar. Notes
           9.75% due 02/03/22*................        350,000    371,000
                                                              ----------
                                                                 868,025
                                                              ----------

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      CABLE/SATELLITE TV -- 0.2%
        Nara Cable Funding, Ltd.
         Senior Sec. Notes
         8.88% due 12/01/18*....................... $  990,000 $  940,500
                                                               ----------
      CELLULAR TELECOM -- 0.3%
        Vimpel Communications Via VIP
         Finance Ireland, Ltd. OJSC
         Sec. Notes
         7.75% due 02/02/21*.......................  1,425,000  1,407,187
        VimpelCom Holdings BV
         Company Guar. Notes
         7.50% due 03/01/22........................    460,000    446,200
                                                               ----------
                                                                1,853,387
                                                               ----------
      CHEMICALS-DIVERSIFIED -- 0.3%
        LyondellBasell Industries NV
         Senior Notes
         5.00% due 04/15/19*.......................    177,000    177,000
        OXEA Finance/Cy SCA
         Senior Sec. Notes
         9.50% due 07/15/17*.......................  1,310,000  1,401,700
                                                               ----------
                                                                1,578,700
                                                               ----------
      CHEMICALS-PLASTICS -- 0.2%
        Montell Finance Co. BV
         Company Guar. Notes
         8.10% due 03/15/27*.......................  1,325,000  1,537,000
                                                               ----------
      COMPUTERS-MEMORY DEVICES -- 0.2%
        Seagate HDD Cayman
         Company Guar. Notes
         7.75% due 12/15/18........................  1,155,000  1,264,725
                                                               ----------
      DIVERSIFIED BANKING INSTITUTIONS -- 0.4%
        HSBC Holdings PLC
         Senior Notes
         4.00% due 03/30/22........................    445,000    441,093
        Royal Bank of Scotland Group PLC
         Sub. Notes
         4.70% due 07/03/18........................    660,000    574,917
        Royal Bank of Scotland Group PLC FRS
         Jr. Sub. Notes
         7.65% due 09/30/31(3).....................  1,565,000  1,326,337
                                                               ----------
                                                                2,342,347
                                                               ----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.1%
        Bombardier, Inc.
         Senior Notes
         5.75% due 03/15/22*.......................    385,000    374,412
        Bombardier, Inc.
         Senior Notes
         7.50% due 03/15/18*.......................    425,000    467,500
                                                               ----------
                                                                  841,912
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    PRINCIPAL       VALUE
              SECURITY DESCRIPTION                  AMOUNT**       (NOTE 2)
   ------------------------------------------------------------------------
   FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
   DIVERSIFIED MINERALS -- 0.9%
     Anglo American Capital PLC
      Company Guar. Notes
      2.63% due 04/03/17*......................   $       374,000 $  374,400
     BHP Billiton Finance USA, Ltd.
      Company Guar. Notes
      1.63% due 02/24/17.......................           747,000    743,264
     BHP Billiton Finance USA, Ltd.
      Company Guar. Notes
      6.42% due 03/01/26.......................           263,000    325,342
     FMG Resources August 2006 Pty, Ltd.
      Senior Notes
      6.00% due 04/01/17*......................           825,000    816,750
     FMG Resources August 2006 Pty, Ltd.
      Company Guar. Notes
      6.38% due 02/01/16*......................           600,000    598,500
     FMG Resources August 2006 Pty, Ltd.
      Senior Notes
      6.88% due 04/01/22*......................         1,250,000  1,218,750
     Vale Overseas, Ltd.
      Company Guar. Notes
      4.38% due 01/11/22.......................           780,000    783,468
     Volcan Cia Minera SAA
      Senior Notes
      5.38% due 02/02/22*......................           118,000    122,130
     Xstrata Canada Financial, Ltd.
      Company Guar. Notes
      4.95% due 11/15/21*......................           597,000    625,444
                                                                  ----------
                                                                   5,608,048
                                                                  ----------
   DIVERSIFIED OPERATIONS -- 0.1%
     Hutchison Whampoa International 11, Ltd.
      Company Guar. Notes
      3.50% due 01/13/17*......................           553,000    559,734
     Votorantim Cimentos SA
      Company Guar. Notes
      7.25% due 04/05/41*......................           313,000    317,695
                                                                  ----------
                                                                     877,429
                                                                  ----------
   ELECTRIC-GENERATION -- 0.2%
     Abu Dhabi National Energy Co.
      Senior Notes
      5.88% due 12/13/21*......................           200,000    213,000
     Abu Dhabi National Energy Co.
      Senior Notes
      6.17% due 10/25/17.......................           120,000    133,200
     Emgesa SA ESP
      Senior Notes
      8.75% due 01/25/21*...................... COP 1,378,000,000    836,486
                                                                  ----------
                                                                   1,182,686
                                                                  ----------
   ELECTRIC-INTEGRATED -- 0.1%
     Dubai Electricity & Water Authority
      Senior Notes
      7.38% due 10/21/20.......................           410,000    439,725

                                                   PRINCIPAL  VALUE
                   SECURITY DESCRIPTION            AMOUNT**  (NOTE 2)
          ----------------------------------------------------------
          ELECTRIC-INTEGRATED (CONTINUED)
            Israel Electric Corp., Ltd.
             Senior Notes
             6.70% due 02/10/17*.................. $350,000  $360,809
                                                             --------
                                                              800,534
                                                             --------
          ELECTRIC-TRANSMISSION -- 0.1%
            Empresa de Energia de Bogota SA
             Senior Notes
             6.13% due 11/10/21*..................  360,000   381,600
                                                             --------
          ELECTRONIC COMPONENTS-MISC. -- 0.1%
            Koninklijke Philips Electronics NV
             Senior Notes
             3.75% due 03/15/22...................  243,000   244,440
            Koninklijke Philips Electronics NV
             Senior Notes
             5.00% due 03/15/42...................  223,000   222,543
                                                             --------
                                                              466,983
                                                             --------
          FINANCE-LEASING COMPANIES -- 0.1%
            VEB-Leasing Via VEB Leasing
             Investment Ltd
             Senior Notes
             5.13% due 05/27/16...................  330,000   332,888
                                                             --------
          FINANCE-OTHER SERVICES -- 0.1%
            Corp. Financiera de Desarrollo SA
             Senior Notes
             4.75% due 02/08/22*..................  200,000   206,000
            Metalloinvest Finance, Ltd.
             Company Guar. Notes
             6.50% due 07/21/16*..................  400,000   393,828
                                                             --------
                                                              599,828
                                                             --------
          FOOD-MEAT PRODUCTS -- 0.1%
            Minerva Luxembourg SA
             Company Guar. Notes
             12.25% due 02/10/22*.................  350,000   382,375
                                                             --------
          GOLD MINING -- 0.1%
            Gold Fields Orogen Holding BVI, Ltd.
             Company Guar. Notes
             4.88% due 10/07/20*..................  550,000   527,170
                                                             --------
          INDEPENDENT POWER PRODUCERS -- 0.1%
            AES Drax Energy, Ltd.
             Sec. Notes
             11.50% due 08/30/10(9)(10)(11)(18)+..  725,000         0
            Perusahaan Listrik Negara PT
             Senior Notes
             5.50% due 11/22/21*..................  500,000   523,750
                                                             --------
                                                              523,750
                                                             --------
          INSURANCE-MULTI-LINE -- 0.2%
            Aegon NV FRS
             Jr. Sub. Notes
             2.15% due 07/15/14(3)................  111,000    56,610

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                      PRINCIPAL   VALUE
                   SECURITY DESCRIPTION               AMOUNT**   (NOTE 2)
      --------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      INSURANCE-MULTI-LINE (CONTINUED)
        Catlin Insurance Co., Ltd. FRS
         Jr. Sub. Notes
         7.25% due 01/19/17*(3)...................... $997,000  $  912,255
        XL Group PLC
         Senior Notes
         6.38% due 11/15/24..........................  318,000     351,669
                                                                ----------
                                                                 1,320,534
                                                                ----------
      INSURANCE-PROPERTY/CASUALTY -- 0.0%
        Mitsui Sumitomo Insurance Co., Ltd.
         FRS
         Sub. Notes
         7.00% due 03/15/72*.........................  178,000     179,453
                                                                ----------
      INSURANCE-REINSURANCE -- 0.1%
        Validus Holdings, Ltd.
         Senior Notes
         8.88% due 01/26/40..........................  474,000     523,946
                                                                ----------
      INVESTMENT COMPANIES -- 0.0%
        Grupo Aval, Ltd.
         Company Guar. Notes
         5.25% due 02/01/17*.........................  200,000     207,500
                                                                ----------
      MEDICAL-DRUGS -- 0.0%
        Hypermarcas SA
         Senior Notes
         6.50% due 04/20/21*.........................  310,000     300,700
                                                                ----------
      METAL PROCESSORS & FABRICATION -- 0.1%
        Schaeffler Finance BV
         Senior Sec. Notes
         7.75% due 02/15/17*.........................  800,000     846,000
                                                                ----------
      METAL-DIVERSIFIED -- 0.1%
        Vedanta Resources PLC
         Senior Notes
         8.25% due 06/07/21*.........................  425,000     394,188
                                                                ----------
      MUNICIPAL BONDS -- 0.1%
        City of Kyiv Via Kyiv Finance PLC
         Senior Notes
         9.38% due 07/11/16*.........................  870,000     749,778
                                                                ----------
      OIL & GAS DRILLING -- 0.3%
        Transocean, Inc.
         Company Guar. Notes
         6.38% due 12/15/21..........................  641,000     721,233
        Transocean, Inc.
         Company Guar. Notes
         6.80% due 03/15/38..........................  572,000     639,681
        Transocean, Inc.
         Company Guar. Notes
         7.50% due 04/15/31..........................  280,000     317,853
                                                                ----------
                                                                 1,678,767
                                                                ----------
      OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.9%
        Anadarko Finance Co.
         Company Guar. Notes
         7.50% due 05/01/31..........................  658,000     812,856

                                                  PRINCIPAL      VALUE
                  SECURITY DESCRIPTION            AMOUNT**      (NOTE 2)
           -------------------------------------------------------------
           OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
             Empresa Nacional del Petroleo
              Senior Notes
              4.75% due 12/06/21*................ $  325,000   $  336,768
             Gazprom OAO Via Gaz Capital SA
              Senior Notes
              6.00% due 01/23/21*................    260,000      274,040
             KazMunayGas National Co.
              Senior Notes
              6.38% due 04/09/21*................    270,000      298,229
             Kodiak Oil & Gas Corp.
              Company Guar. Notes
              8.13% due 12/01/19*................  1,125,000    1,189,688
             MIE Holdings Corp.
              Company Guar. Notes
              9.75% due 05/12/16.................    342,000      338,580
             Nexen, Inc.
              Senior Notes
              6.40% due 05/15/37.................    833,000      915,865
             Nexen, Inc.
              Senior Notes
              7.50% due 07/30/39.................    485,000      595,508
             QGOG Atlantic/Alaskan Rigs, Ltd.
              Senior Sec. Notes
              5.25% due 07/30/18*................    406,895      408,929
                                                               ----------
                                                                5,170,463
                                                               ----------
           OIL COMPANIES-INTEGRATED -- 1.0%
             BG Energy Capital PLC
              Company Guar. Notes
              2.88% due 10/15/16*................  1,385,000    1,432,852
             BP Capital Markets PLC
              Company Guar. Notes
              2.25% due 11/01/16.................  1,479,000    1,517,021
             BP Capital Markets PLC
              Company Guar. Notes
              3.13% due 10/01/15.................    451,000      476,692
             BP Capital Markets PLC
              Company Guar. Notes
              4.50% due 10/01/20.................    931,000    1,022,695
             Norsk Hydro A/S
              Company Guar. Notes
              7.15% due 11/15/25.................    290,000      384,511
             Petroleos de Venezuela SA
              Company Guar. Notes
              5.38% due 04/12/27.................    350,000      215,250
             Petroleos de Venezuela SA
              Company Guar. Notes
              8.50% due 11/02/17.................    950,000      844,550
             Petroleos Mexicanos
              Company Guar. Notes
              4.88% due 01/24/22*................    310,000      325,500
                                                               ----------
                                                                6,219,071
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      OIL-FIELD SERVICES -- 0.1%
        Weatherford International, Ltd.
         Company Guar. Notes
         4.50% due 04/15/22........................ $  450,000 $  449,348
        Weatherford International, Ltd.
         Company Guar. Notes
         5.95% due 04/15/42........................    397,000    394,185
                                                               ----------
                                                                  843,533
                                                               ----------
      PAPER & RELATED PRODUCTS -- 0.1%
        PE Paper Escrow GmbH
         Senior Sec. Notes
         12.00% due 08/01/14*......................    475,000    515,375
                                                               ----------
      PIPELINES -- 0.1%
        TransCanada Pipelines, Ltd. FRS
         Jr. Sub. Notes
         6.35% due 05/15/67........................    272,000    281,141
        Transportadora de Gas Internacional
         SA ESP
         Senior Notes
         5.70% due 03/20/22*.......................    200,000    204,000
                                                               ----------
                                                                  485,141
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
        Country Garden Holdings Co., Ltd.
         Senior Notes
         11.13% due 02/23/18*......................    610,000    594,750
                                                               ----------
      RETAIL-CONSUMER ELECTRONICS -- 0.1%
        Grupo Elektra SA de CV
         Company Guar. Notes
         7.25% due 08/06/18........................    340,000    323,174
                                                               ----------
      SATELLITE TELECOM -- 0.3%
        Intelsat Luxembourg SA
         Company Guar. Notes
         11.50% due 02/04/17(4)....................  1,200,000  1,248,000
        Telesat Canada/Telesat LLC
         Company Guar. Notes
         11.00% due 11/01/15.......................    500,000    533,750
                                                               ----------
                                                                1,781,750
                                                               ----------
      SEMICONDUCTOR EQUIPMENT -- 0.2%
        MagnaChip Semiconductor
         SA/MagnaChip Semiconductor
         Finance Co.
         Company Guar. Notes
         10.50% due 04/15/18.......................  1,100,000  1,226,500
                                                               ----------
      SOVEREIGN -- 0.1%
        Federal Republic of Nigeria
         Senior Notes
         6.75% due 01/28/21........................    750,000    823,125
                                                               ----------
      SPECIAL PURPOSE ENTITY -- 0.0%
        Hellas Telecommunications
         Luxembourg II FRS
         Sub. Notes
         6.03% due 01/15/15*+(6)(9)(10)(11)........  1,330,000          0
                                                               ----------

                                                    PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT**     (NOTE 2)
     --------------------------------------------------------------------
     STEEL-PRODUCERS -- 0.2%
       China Oriental Group Co., Ltd.
        Senior Sec. Notes
        8.00% due 08/18/15........................   $  320,000 $  293,600
       Evraz Group SA
        Senior Notes
        6.75% due 04/27/18*.......................      400,000    382,520
       Severstal JSC via Steel Capital SA
        Notes
        6.25% due 07/26/16*.......................      415,000    414,215
                                                                ----------
                                                                 1,090,335
                                                                ----------
     TELECOM SERVICES -- 0.4%
       UPCB Finance III, Ltd.*
        Senior Sec. Notes
        6.63% due 07/01/20........................    1,425,000  1,453,500
       Wind Acquisition Holdings Finance SA
        Senior Sec. Notes
        12.25% due 07/15/17*(4)...................      900,000    796,500
                                                                ----------
                                                                 2,250,000
                                                                ----------
     TELEPHONE-INTEGRATED -- 0.3%
       Deutsche Telekom International Finance BV
        Company Guar. Notes
        4.88% due 03/06/42*.......................      615,000    580,983
       Oi SA
        Senior Notes
        9.75% due 09/15/16*....................... BRL  575,000    326,016
       Virgin Media Finance PLC
        Company Guar. Notes
        5.25% due 02/15/22........................      660,000    654,225
                                                                ----------
                                                                 1,561,224
                                                                ----------
     THERAPEUTICS -- 0.4%
       Warner Chilcott Corp.
        Company Guar. Notes
        7.75% due 09/15/18........................    2,280,000  2,376,900
                                                                ----------
     TRANSPORT-MARINE -- 0.1%
       SCF Capital, Ltd.
        Company Guar. Notes
        5.38% due 10/27/17........................      585,000    558,675
                                                                ----------
     TRANSPORT-RAIL -- 0.3%
       Canadian Pacific Railway Co.
        Senior Notes
        6.50% due 05/15/18........................      632,000    736,573
       Canadian Pacific Railway, Ltd.
        Senior Notes
        4.50% due 01/15/22........................      513,000    529,420
       Canadian Pacific Railway, Ltd.
        Senior Notes
        5.75% due 01/15/42........................      415,000    427,372
                                                                ----------
                                                                 1,693,365
                                                                ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION               AMOUNT**      (NOTE 2)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      WAREHOUSING & HARBOR TRANSPORTATION SERVICES -- 0.1%
        DP World, Ltd.
         Notes
         6.85% due 07/02/37...................   $     470,000 $   453,550
                                                               -----------
      TOTAL FOREIGN CORPORATE BONDS & NOTES
         (cost $70,842,492)...................                  70,689,956
                                                               -----------
      FOREIGN GOVERNMENT AGENCIES -- 16.9%
      REGIONAL AUTHORITY -- 0.1%
        Province of British Columbia, Canada
         Senior Notes
         2.85% due 06/15/15...................         612,000     651,111
                                                               -----------
      SOVEREIGN -- 16.7%
        Commonwealth of Australia
         Senior Notes
         4.50% due 10/21/14................... AUD     240,000     254,757
        Commonwealth of Australia
         Senior Notes
         6.00% due 02/15/17................... AUD   1,115,000   1,279,848
        Dominican Republic
         Senior Notes
         7.50% due 05/06/21...................         437,000     450,110
        European Union
         Senior Notes
         3.25% due 04/04/18................... EUR     190,000     271,794
        Federal Republic of Brazil
         Senior Notes
         4.88% due 01/22/21...................       1,620,000   1,833,840
        Federal Republic of Brazil
         Senior Notes
         5.63% due 01/07/41...................         381,000     439,103
        Federal Republic of Brazil
         Senior Notes
         7.13% due 01/20/37...................         430,000     590,175
        Federal Republic of Brazil
         Senior Notes
         8.75% due 02/04/25...................         570,000     866,400
        Federal Republic of Germany
         Bonds
         4.25% due 07/04/39................... EUR     292,000     525,004
        Federative Republic of Brazil
         Senior Notes
         5.63% due 01/07/41...................         400,000     461,000
        Government of Canada
         Senior Notes
         0.88% due 02/14/17...................         527,000     520,610
        Government of Canada
         Bonds
         4.25% due 06/01/18................... CAD   2,500,000   2,873,653
        Government of Canada
         Bonds
         5.75% due 06/01/29................... CAD   2,220,000   3,218,816
        Government of Japan
         Senior Bonds
         2.10% due 03/20/27................... JPY 163,600,000   2,140,379

                                               PRINCIPAL      VALUE
                SECURITY DESCRIPTION           AMOUNT**      (NOTE 2)
          -----------------------------------------------------------
          SOVEREIGN (CONTINUED)
            Government of Norway
             Bonds
             3.75% due 05/25/21............. NOK  5,470,000 $1,061,582
            Government of Switzerland
             Bonds
             3.00% due 05/12/19............. CHF  1,215,000  1,573,026
            Government of Ukraine
             Bonds
             7.95% due 02/23/21.............        460,000    395,600
            Kingdom of Sweden
             Bonds
             3.50% due 06/01/22............. SEK 26,630,000  4,577,069
            Lebanese Republic
             Notes
             5.00% due 10/12/17.............      1,420,000  1,420,000
            Lebanese Republic
             Senior Notes
             6.60% due 11/27/26.............      1,272,000  1,298,839
            New South Wales Treasury Corp.
             Government Guar. Bonds
             6.00% due 05/01/12............. AUD  1,228,000  1,273,577
            Perusahaan Penerbit SBSN
             Senior Notes
             8.80% due 04/23/14.............        750,000    844,987
            Republic of Argentina
             Senior Notes
             2.50% due 12/31/38(5)..........      1,144,761    409,252
            Republic of Argentina
             Senior Bonds
             7.00% due 10/03/15.............        460,000    431,825
            Republic of Argentina
             Bonds
             7.00% due 04/17/17.............      1,000,000    883,500
            Republic of Argentina
             Senior Notes
             8.28% due 12/31/33.............      2,642,278  1,946,038
            Republic of Argentina
             Senior Notes
             8.75% due 06/02/17.............        440,000    425,700
            Republic of Belarus
             Bonds
             8.75% due 08/03/15.............        530,000    492,900
            Republic of Belarus
             Senior Notes
             8.95% due 01/26/18.............        235,000    211,735
            Republic of Colombia
             Bonds
             4.38% due 07/12/21.............        820,000    891,750
            Republic of Colombia
             Senior Bonds
             6.13% due 01/18/41.............        765,000    937,125
            Republic of Colombia
             Senior Notes
             7.38% due 03/18/19.............        650,000    833,950

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                            PRINCIPAL     VALUE
                 SECURITY DESCRIPTION       AMOUNT**     (NOTE 2)
               --------------------------------------------------
               FOREIGN GOVERNMENT AGENCIES (CONTINUED)
               SOVEREIGN (CONTINUED)
                 Republic of Colombia
                  Senior Notes
                  7.38% due 09/18/37....... $  300,000  $  420,750
                 Republic of Colombia
                  Senior Notes
                  8.13% due 05/21/24.......    360,000     510,300
                 Republic of Croatia
                  Senior Notes
                  6.38% due 03/24/21.......  1,270,000   1,219,200
                 Republic of Croatia
                  Senior Notes
                  6.63% due 07/14/20.......  2,040,000   2,019,600
                 Republic of Croatia
                  Senior Notes
                  6.75% due 11/05/19.......    640,000     642,400
                 Republic of El Salvador
                  Senior Bonds
                  7.38% due 12/01/19.......    770,000     831,600
                 Republic of El Salvador
                  Senior Bonds
                  8.25% due 04/10/32.......    750,000     816,750
                 Republic of Hungary
                  Sec. Notes
                  4.75% due 02/03/15.......    400,000     376,000
                 Republic of Hungary
                  Senior Notes
                  6.25% due 01/29/20.......    580,000     529,128
                 Republic of Hungary
                  Senior Notes
                  6.38% due 03/29/21.......    780,000     713,700
                 Republic of Hungary
                  Senior Notes
                  7.63% due 03/29/41.......    422,000     381,910
                 Republic of Indonesia
                  Senior Notes
                  4.88% due 05/05/21.......    810,000     877,837
                 Republic of Indonesia
                  Senior Notes
                  8.50% due 10/12/35.......    890,000   1,321,650
                 Republic of Indonesia
                  Senior Notes
                  11.63% due 03/04/19......    850,000   1,266,500
                 Republic of Ivory Coast
                  Senior Notes
                  2.50% due 12/31/32(6)+...  1,140,000     715,350
                 Republic of Peru
                  Senior Bonds
                  5.63% due 11/18/50.......    330,000     369,600
                 Republic of Peru
                  Senior Bonds
                  6.55% due 03/14/37.......    211,000     268,814
                 Republic of Peru
                  Senior Bonds
                  7.35% due 07/21/25.......    357,000     487,662

                                              PRINCIPAL     VALUE
                SECURITY DESCRIPTION          AMOUNT**     (NOTE 2)
            -------------------------------------------------------
            SOVEREIGN (CONTINUED)
              Republic of Peru
               Senior Bonds
               8.75% due 11/21/33..........   $   720,000 $1,116,720
              Republic of Poland
               Senior Notes
               5.00% due 03/23/22..........       850,000    895,917
              Republic of Poland
               Bonds
               5.13% due 04/21/21..........       540,000    576,720
              Republic of Poland
               Senior Bonds
               6.38% due 07/15/19..........       750,000    871,875
              Republic of Romania
               Senior Notes
               6.75% due 02/07/22*.........     2,560,000  2,675,200
              Republic of Singapore
               Senior Bonds
               2.38% due 04/01/17.......... SGD 1,980,000  1,709,644
              Republic of South Africa
               Senior Notes
               4.67% due 01/17/24..........     1,030,000  1,053,175
              Republic of South Africa
               Bonds
               5.88% due 05/30/22..........       712,000    811,680
              Republic of South Africa
               Senior Bonds
               6.88% due 05/27/19..........       710,000    854,662
              Republic of Sri Lanka
               Senior Notes
               6.25% due 10/04/20..........       693,000    689,535
              Republic of Sri Lanka
               Senior Notes
               6.25% due 07/27/21..........       770,000    766,359
              Republic of Sri Lanka
               Senior Sec. Notes
               7.40% due 01/22/15..........       887,000    938,003
              Republic of the Philippines
               Senior Bonds
               6.38% due 10/23/34..........       510,000    627,938
              Republic of the Philippines
               Senior Notes
               7.75% due 01/14/31..........       650,000    897,000
              Republic of the Philippines
               Bonds
               9.88% due 01/15/19..........       300,000    420,000
              Republic of the Philippines
               Senior Bonds
               10.63% due 03/16/25.........       265,000    427,975
              Republic of Turkey
               Bonds
               zero coupon due 02/20/13.... TRY   700,000    361,559
              Republic of Turkey
               Bonds
               5.63% due 03/30/21..........       320,000    333,920

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                            PRINCIPAL     VALUE
                  SECURITY DESCRIPTION      AMOUNT**     (NOTE 2)
                --------------------------------------------------
                FOREIGN GOVERNMENT AGENCIES (CONTINUED)
                SOVEREIGN (CONTINUED)
                  Republic of Turkey
                   Senior Notes
                   6.25% due 09/26/22...... $2,090,000  $2,246,750
                  Republic of Turkey
                   Notes
                   6.75% due 04/03/18......    520,000     583,050
                  Republic of Turkey
                   Senior Notes
                   6.88% due 03/17/36......    755,000     838,050
                  Republic of Turkey
                   Senior Notes
                   7.00% due 06/05/20......    350,000     399,000
                  Republic of Turkey
                   Senior Notes
                   7.50% due 07/14/17......    760,000     875,900
                  Republic of Turkey
                   Senior Notes
                   7.50% due 11/07/19......    390,000     457,275
                  Republic of Turkey
                   Senior Notes
                   8.00% due 02/14/34......    611,000     763,750
                  Republic of Turkey
                   Bonds
                   11.88% due 01/15/30.....    770,000   1,300,337
                  Republic of Venezuela
                   Senior Bonds
                   8.50% due 10/08/14......    530,000     531,325
                  Republic of Venezuela
                   Bonds
                   9.00% due 05/07/23......    550,000     468,875
                  Republic of Venezuela
                   Senior Bonds
                   9.38% due 01/13/34......    620,000     516,150
                  Republic of Venezuela
                   Senior Notes
                   11.75% due 10/21/26.....    900,000     886,500
                  Republic of Venezuela
                   Senior Notes
                   11.95% due 08/05/31.....    530,000     522,050
                  Republic of Venezuela
                   Bonds
                   12.75% due 08/23/22.....    850,000     892,500
                  Russian Federation
                   Notes
                   3.25% due 04/04/17*.....    400,000     400,200
                  Russian Federation
                   Bonds
                   4.50% due 04/04/22*.....  1,000,000     997,000
                  Russian Federation
                   Bonds
                   5.63% due 04/04/42*.....  1,600,000   1,587,200
                  Russian Federation
                   Senior Notes
                   7.50% due 03/31/30(5)...  2,084,995   2,494,175

                                                    PRINCIPAL       VALUE
              SECURITY DESCRIPTION                  AMOUNT**       (NOTE 2)
  --------------------------------------------------------------------------
  SOVEREIGN (CONTINUED)
    Russian Federation
     Bonds
     7.85% due 03/10/18*......................... RUB 15,000,000 $    533,481
    Russian Federation
     Bonds
     7.85% due 03/10/18.......................... RUB 35,000,000    1,244,789
    Russian Federation
     Notes
     12.75% due 06/24/28.........................      1,100,000    1,981,375
    State of Qatar
     Senior Notes
     4.50% due 01/20/22*.........................      1,160,000    1,210,808
    State of Qatar
     Senior Notes
     5.75% due 01/20/42*.........................        810,000      875,772
    United Kingdom Gilt Treasury
     Bonds
     4.75% due 03/07/20.......................... GBP  2,330,000    4,548,605
    United Mexican States
     Senior Notes
     3.63% due 03/15/22..........................      2,570,000    2,627,825
    United Mexican States
     Senior Notes
     6.05% due 01/11/40..........................        620,000      747,100
    United Mexican States
     Bonds
     7.25% due 12/15/16.......................... MXN 33,510,000    2,830,010
    United Mexican States
     Senior Notes
     7.50% due 04/08/33..........................        840,000    1,167,600
    United Mexican States
     Bonds
     10.00% due 12/05/24......................... MXN  4,300,000      439,298
                                                                 ------------
                                                                  100,397,327
                                                                 ------------
  SOVEREIGN AGENCY -- 0.1%
    Financing of Infrastructural Projects State
     Enterprise
     Government Guar. Bonds
     7.40% due 04/20/18..........................        930,000      762,900
                                                                 ------------
  TOTAL FOREIGN GOVERNMENT AGENCIES
     (cost $98,663,065)..........................                 101,811,338
                                                                 ------------
  U.S. GOVERNMENT AGENCIES -- 15.8%
  FEDERAL HOME LOAN MTG. CORP. -- 4.1%
     3.50% due 02/01/42..........................      1,497,696    1,536,097
     4.00% due 09/01/40..........................        835,601      874,934
     4.00% due 02/01/41..........................      1,984,420    2,077,829
     4.50% due 02/01/20..........................         65,777       70,524
     4.50% due 08/01/20..........................        146,242      156,796
     4.50% due 01/01/39..........................        211,825      224,770
     5.00% due 09/01/18..........................        151,814      163,862
     5.00% due 07/01/20..........................        243,647      263,211
     5.00% due 01/01/24..........................        322,310      346,477
     5.00% due 02/01/34..........................        147,752      159,509
     5.00% due 03/01/34..........................      1,317,694    1,422,553
     5.00% due 05/01/34..........................        139,505      153,833

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       FEDERAL HOME LOAN MTG. CORP. (CONTINUED)
          5.00% due 02/01/35..................... $  209,271 $   225,924
          5.00% due 07/01/35.....................    332,045     358,157
          5.00% due 08/01/35.....................    379,052     408,860
          5.00% due 04/01/36.....................    210,183     226,712
          5.00% due 05/01/36.....................    119,951     129,385
          5.00% due 08/01/36.....................    169,555     182,889
          5.00% due 03/01/39.....................    885,746     958,795
          5.00% due 07/01/40.....................    831,178     895,373
          5.50% due 05/01/37.....................    485,683     531,365
          5.50% due 06/01/37.....................    164,039     178,545
          5.50% due 09/01/37.....................    465,235     506,377
          5.50% due 10/01/37.....................  1,770,008   1,926,535
          5.50% due 11/01/37.....................    604,122     667,363
          5.50% due 12/01/37.....................    450,699     490,555
          5.50% due 01/01/38.....................  1,101,550   1,200,684
          5.50% due 02/01/38.....................    322,588     351,115
          5.50% due 07/01/38.....................    276,414     300,857
          6.00% due 10/01/37.....................    507,697     560,549
          6.00% due 12/01/37.....................    957,786   1,057,495
          6.00% due 10/01/39.....................  1,464,587   1,615,224
          6.50% due 05/01/29.....................      3,755       4,293
          6.50% due 02/01/35.....................     74,685      84,661
          6.50% due 11/01/37.....................  2,072,501   2,325,359
          7.00% due 06/01/29.....................      7,705       9,012
         Federal Home Loan Mtg. Corp. REMIC
          Series 3841, Class PA
          5.00% due 12/15/40(1)..................    882,272     976,576
          Series 41, Class F
          10.00% due 05/15/20(1).................      5,568       6,152
          Series 1103, Class N IO
          11.57% due 06/15/21(1).................      3,048         739
         Federal Home Loan Mtg. Corp. REMIC FRS
          Series 3572, Class JS
          IO 6.56% due 09/15/39(1)...............  5,866,792     985,026
                                                             -----------
                                                              24,614,972
                                                             -----------
       FEDERAL NATIONAL MTG. ASSOC. -- 11.2%
          3.50% due 12/01/41.....................  1,796,090   1,846,351
          3.50% due 01/01/42.....................    996,545   1,024,433
          4.00% due 06/01/39.....................    770,660     820,458
          4.00% due 09/01/40.....................  2,370,508   2,487,014
          4.00% due 10/01/40.....................  1,314,352   1,378,950
          4.00% due 12/01/40.....................  2,659,267   2,804,937
          4.00% due 03/01/41.....................  1,443,390   1,514,330
          4.00% due 08/01/41.....................  1,974,266   2,072,223
          4.50% due 06/01/19.....................    149,223     160,366
          4.50% due 11/01/22.....................    287,958     309,279
          4.50% due 06/01/23.....................    184,058     197,226
          4.50% due 10/01/24.....................    557,900     597,465
          4.50% due 03/01/25.....................    699,356     748,953
          4.50% due 05/01/25.....................    618,859     662,747
          4.50% due 07/01/25.....................    932,168     998,276
          4.50% due 01/01/39.....................  1,948,933   2,073,522
          4.50% due 07/01/40.....................  1,754,306   1,869,741
          4.50% due 08/01/40.....................  2,457,445   2,617,612
          4.50% due 07/01/41.....................  2,716,302   2,898,434

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        FEDERAL NATIONAL MTG. ASSOC. (CONTINUED)
           4.50% due 10/01/41.................... $8,290,606 $ 8,846,503
           5.00% due 06/01/19....................     83,448      90,592
           5.00% due 01/01/23....................     52,709      57,016
           5.00% due 03/01/34....................    113,606     122,953
           5.00% due 04/01/35....................  2,276,211   2,463,482
           5.00% due 05/01/35....................     69,562      75,220
           5.00% due 02/01/37....................    115,026     124,346
           5.00% due 04/01/37....................    501,645     542,291
           5.00% due 05/01/37....................    158,205     171,023
           5.00% due 06/01/37....................     13,064      14,122
           5.00% due 07/01/37....................    111,704     120,755
           5.00% due 05/01/40....................    309,243     334,202
           5.00% due 07/01/40....................  3,292,717   3,558,474
           5.00% due 08/01/40....................  1,285,471   1,389,222
           5.50% due 11/01/19....................    443,832     485,500
           5.50% due 08/01/20....................    133,789     146,141
           5.50% due 11/01/22....................    216,356     235,811
           5.50% due 08/01/23....................    145,450     158,529
           5.50% due 01/01/29....................      1,287       1,409
           5.50% due 08/01/34....................  1,542,869   1,692,879
           5.50% due 02/01/35....................    204,478     223,816
           5.50% due 03/01/35....................  1,289,216   1,414,563
           5.50% due 12/01/35....................    277,842     304,118
           5.50% due 12/01/36....................    204,514     223,344
           5.50% due 04/01/37....................     87,145      95,033
           5.50% due 08/01/37....................  4,173,500   4,562,888
           5.50% due 03/01/38....................     15,577      16,987
           6.00% due 02/01/32....................     31,378      35,054
           6.00% due 05/01/34....................      8,012       8,911
           6.00% due 10/01/34....................    204,903     228,414
           6.00% due 06/01/35....................     51,883      57,443
           6.00% due 07/01/37....................  1,620,690   1,787,276
           6.00% due 08/01/37....................     77,054      84,974
           6.00% due 10/01/37....................    124,752     137,984
           6.00% due 11/01/37....................    892,959     984,744
           6.00% due 11/01/38....................  1,920,635   2,118,052
           6.00% due 12/01/38....................  2,474,529   2,728,879
           6.00% due 04/01/40....................    725,546     801,293
           6.50% due 02/01/35....................     40,989      46,262
           6.50% due 09/01/37....................    313,002     353,077
           6.50% due 10/01/37....................    249,328     281,250
           6.50% due 10/01/38....................  1,541,777   1,737,733
           6.50% due 02/01/39....................    175,486     197,790
           7.50% due 01/01/30....................      4,377       4,847
           7.50% due 09/01/30....................      2,454       2,823
           8.00% due 11/01/28....................     10,693      12,743
           13.00% due 11/15/15...................        252         276
          Federal National Mtg. Assoc. REMIC
           Series 2011-38, Class D
           4.50% due 05/25/41(1).................    936,456   1,023,088
           Series 1989-2, Class D
           8.80% due 01/25/19(1).................     17,200      19,585
           Series 1989-17, Class E
           10.40% due 04/25/19(1)................        881         970
                                                             -----------
                                                              67,207,004
                                                             -----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. GOVERNMENT AGENCIES (CONTINUED)
      GOVERNMENT NATIONAL MTG. ASSOC. -- 0.5%
         5.00% due 04/15/40....................... $2,873,117 $ 3,193,708
         7.50% due 07/15/27.......................      8,712       9,244
         7.50% due 10/15/27.......................     26,440      27,865
                                                              -----------
                                                                3,230,817
                                                              -----------
      TOTAL U.S. GOVERNMENT AGENCIES
         (cost $91,899,899).......................             95,052,793
                                                              -----------
      U.S. GOVERNMENT TREASURIES -- 1.7%
      UNITED STATES TREASURY BONDS -- 0.4%
         0.75% due 02/15/42 TIPS(12)..............    152,453     145,318
         2.13% due 02/15/40 TIPS(12)..............    352,313     463,264
         2.13% due 02/15/41 TIPS(12)..............    469,845     619,571
         3.13% due 11/15/41.......................    414,000     397,117
         3.75% due 08/15/41.......................    503,000     543,790
         5.25% due 11/15/28.......................     56,000      73,176
                                                              -----------
                                                                2,242,236
                                                              -----------
      UNITED STATES TREASURY NOTES -- 1.3%
         1.38% due 02/15/13.......................    450,000     454,518
         1.38% due 11/30/15.......................    105,000     107,526
         1.75% due 05/31/16.......................  1,160,000   1,203,500
         2.00% due 02/15/22.......................  2,756,000   2,703,032
         2.38% due 10/31/14.......................     49,000      51,385
         2.63% due 02/29/16.......................     32,000      34,273
         2.75% due 05/31/17.......................    265,000     286,904
         3.13% due 05/15/21.......................  3,139,000   3,416,607
                                                              -----------
                                                                8,257,745
                                                              -----------
      TOTAL U.S. GOVERNMENT TREASURIES
         (cost $10,269,549).......................             10,499,981
                                                              -----------
      LOANS(13)(14) -- 0.1%
      MEDICAL-DRUGS -- 0.1%
        Triax Pharmaceuticals LLC
         BTL
         16.50% due 08/30/11+(9)(10)(15)(18)
         (cost $1,647,919)........................  1,708,132     537,122
                                                              -----------
      MUNICIPAL BONDS & NOTES -- 0.2%
        Ohio State University Revenue Bonds
         4.80% due 06/01/2111.....................    616,000     632,318
        Port Authority of New York & New Jersey
         Revenue Bonds
         4.93% due 10/01/51.......................    554,000     590,752
                                                              -----------
      TOTAL MUNICIPAL BONDS & NOTES
         (cost $1,163,824)........................              1,223,070
                                                              -----------
      COMMON STOCK -- 0.1%
      DIVERSIFIED BANKING INSTITUTIONS -- 0.1%
        Lloyds Banking Group PLC+.................    600,576     322,817
                                                              -----------
      MEDICAL-DRUGS -- 0.0%
        Triax Pharmaceuticals LLC+(9)(10)(15)(19).    128,418           0
                                                              -----------
      MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.0%
        Critical Care Systems International,
         Inc.+(9)(10)(15).........................      4,107           0
                                                              -----------
      TOTAL COMMON STOCK
         (cost $421,853)..........................                322,817
                                                              -----------

                                                    PRINCIPAL
                                                     AMOUNT/    VALUE
                  SECURITY DESCRIPTION              SHARES**   (NOTE 2)
        ---------------------------------------------------------------
        PREFERRED STOCK -- 1.3%
        BANKS-COMMERCIAL -- 0.1%
          CoBank ACB
           11.00%*.................................  12,063   $  653,288
                                                              ----------
        BANKS-MONEY CENTER -- 0.0%
          UBS Preferred Funding Trust IV Series D
           0.94%...................................   1,410       22,461
                                                              ----------
        BANKS-SUPER REGIONAL -- 0.2%
          US Bancorp FRS
           3.50%...................................     759      599,610
          Wachovia Capital Trust IX
           6.38%...................................  12,800      323,072
                                                              ----------
                                                                 922,682
                                                              ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 0.7%
          Ally Financial, Inc.
           7.00%*..................................   2,512    2,092,732
          Goldman Sachs Group, Inc.
           6.13%...................................  48,000    1,214,400
          Goldman Sachs Group, Inc.
           6.50%...................................  18,643      477,820
          HSBC Holdings PLC
           8.00%...................................   9,360      255,621
                                                              ----------
                                                               4,040,573
                                                              ----------
        DIVERSIFIED FINANCIAL SERVICES -- 0.0%
          General Electric Capital Corp.
           5.50%(5)................................   8,582      221,244
                                                              ----------
        ELECTRIC-INTEGRATED -- 0.0%
          Southern California Edison Co. FRS
           4.52%...................................   2,250      223,088
                                                              ----------
        FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
          JP Morgan Chase Capital XXIX
           6.70%...................................  19,440      496,692
                                                              ----------
        FINANCE-MORTGAGE LOAN/BANKER -- 0.0%
          Federal Home Loan Mtg. Corp. FRS
           8.38%...................................  11,300       15,707
                                                              ----------
        MEDICAL-DRUGS -- 0.0%
          Triax Pharmaceuticals LLC,
           Class C+(9)(10)(15)(19).................  39,177            0
                                                              ----------
        SPECIAL PURPOSE ENTITY -- 0.1%
          Structured Repackaged Asset-Backed
           Trust Securities FRS
           3.00%...................................  29,200      654,372
                                                              ----------
        TELECOM SERVICES -- 0.1%
          Qwest Corp.
           7.00%...................................  16,900      429,260
                                                              ----------
        TOTAL PREFERRED STOCK
           (cost $7,611,609).......................            7,679,367
                                                              ----------
        WARRANTS+ -- 0.0%
        OIL-FIELD SERVICES -- 0.0%
          Green Field Energy Services, Inc.
           Expires 11/15/21........................   1,065       69,225
                                                              ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                    SHARES/
                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT**      (NOTE 2)
   ------------------------------------------------------------------------
   WARRANTS+ (CONTINUED)
   PUBLISHING-PERIODICALS -- 0.0%
     Reader's Digest Assoc., Inc.
      Expires 02/19/14(9)(10)....................       6,739  $          0
                                                               ------------
   TELEVISION -- 0.0%
     ION Media Networks, Inc.
      Expires 12/18/16
      (strike price $687.00)(9)(10)(15)..........         325        48,750
     ION Media Networks, Inc.
      Expires 12/18/16
      (strike price $500.00)(9)(10)(15)..........         325        81,250
                                                               ------------
                                                                    130,000
                                                               ------------
   TOTAL WARRANTS
      (cost $6,978)..............................                   199,225
                                                               ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $565,877,022)........................               572,155,083
                                                               ------------
   SHORT-TERM INVESTMENT SECURITIES -- 5.2%
   TIME DEPOSITS -- 5.2%
     Euro Time Deposit with State Street Bank &
      Trust Co.
      0.01% due 04/02/12
      (cost $30,996,000)......................... $30,996,000    30,996,000
                                                               ------------
   REPURCHASE AGREEMENT -- 0.7%
     State Street Bank & Trust Co. Joint
      Repurchase Agreement(16)
      (cost $4,239,000)..........................   4,239,000     4,239,000
                                                               ------------
   TOTAL INVESTMENTS --
      (cost $601,112,022)(17)....................       100.8%  607,390,083
   Liabilities in excess of other assets.........        (0.8)   (4,639,401)
                                                  -----------  ------------
   NET ASSETS --                                        100.0% $602,750,682
                                                  ===========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2012, the aggregate value of these securities was $112,810,206 representing 18.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
**   Denominated in United States Dollars unless otherwise indicated.
+    Non-income producing security
(1)  Collateralized Mortgage Obligation
(2)  Commercial Mortgage Backed Security
(3)  Perpetual maturity -- maturity date reflects the next call date.
(4) Income may be received in cash or additional bonds at the discretion of the issuer.
(5) "Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(6)  Bond in default
(7)  Company has filed for Chapter 11 bankruptcy protection.
(8)  Company has filed for Chapter 7 bankruptcy.
(9) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(10) Illiquid security. At March 31, 2012, the aggregate value of these securities was $1,160,807 representing 0.2% of net assets.
(11) Company has filed for bankruptcy in country of issuance.
(12) Principal amount of security is adjusted for inflation.

(13) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(14) Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(15) Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
     2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2012, the SunAmerica Strategic Bond Fund held the following restricted securities:

                                   PRINCIPAL                      VALUE   % OF
                       ACQUISITION  AMOUNT/  ACQUISITION           PER    NET
NAME                      DATE      SHARES      COST      VALUE   SHARE  ASSETS
----                   ----------- --------- ----------- ------- ------- ------
Critical Care Systems
 International, Inc.
 Common Stock......... 07/20/2006    4,107       $--     $     0 $  0.00  0.00%

Ion Media Networks,
 Inc.
 Expires 12/18/16
 (strike price
 $500.00)
 Warrant.............. 03/15/2011      325        --      81,250  250.00  0.01

Ion Media Networks,
 Inc.
 Expires 12/18/16
 (strike price
 $687.00)
 Warrant.............. 03/15/2011      325        --      48,750  150.00  0.01

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                   PRINCIPAL                       VALUE   % OF
                       ACQUISITION  AMOUNT/   ACQUISITION           PER    NET
NAME                      DATE      SHARES       COST      VALUE   SHARE  ASSETS
----                   ----------- ---------- ----------- -------- ------ ------

Triax
 Pharmaceuticals
 LLC
 16.50% due
 08/30/11 Loan
 Agreement............ 08/31/2007  $1,500,000 $1,477,719
                       10/31/2007       3,875      3,524
                       01/10/2008      11,404     10,373
                       04/04/2008      11,239     10,222
                       07/03/2008      11,449     10,413
                       10/01/2008      11,535     10,491
                       01/05/2009      11,751     10,687
                       04/01/2009      11,579     10,532
                       07/01/2009      23,460     21,338
                       10/01/2009      11,885     10,810
                       01/01/2010      12,373     11,254
                       07/01/2010      12,155     11,055
                       10/01/2010      12,245     11,138
                       01/01/2011      12,611     11,470
                       04/01/2011      12,155     11,056
                       07/01/2011      12,523      5,944
                       10/01/2011      12,617      4,772
                       01/03/2012      13,276      5,121
                                   ---------- ----------
                                    1,708,132  1,647,919  $537,122 $31.44  0.09%

Triax Pharmaceuticals
 LLC
 Common Stock......... 08/31/2007     128,418     53,936         0   0.00  0.00

Triax
 Pharmaceuticals
 LLC
 Preferred
 Stock................ 08/31/2007      39,177     78,353         0   0.00  0.00%
                                                          --------         ----
                                                          $667,122         0.11%
                                                          ========         ====

(16) See Note 2 for details of Joint Repurchase Agreement.
(17) See Note 5 for cost of investments on a tax basis.
(18) Security is in default of interest and did not pay principal at maturity.
(19) Consists of more than one type of securities traded together as a unit. BTL --Bank Term Loan
IO --Interest Only
FRS --Floating Rate Security
VRS --Variable Rate Security
     The rates shown on FRS and VRS are the current rates at March 31, 2012 and unless noted otherwise, the dates shown are the original maturity dates.
REMIC --Real Estate Mortgage Investment Conduit
TIPS --Treasury Inflation Protected Security
AUD --Australian Dollar
BRL --Brazilian Real
CAD --Canadian Dollar
CHF --Swiss Franc
COP --Columbian Peso
EUR --Euro
GBP --British Pound
JPY --Japanese Yen
MXN --Mexican Peso
NOK --Norwegian Krone
RUB --Russian Ruble
SEK --Swedish Krona
SGD --Singapore Dollar
TRY --New Turkish Lira

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2012 (see Note 2):

                                   LEVEL 1 --UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 --SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                   -------------------- ----------------- --------------------- ------------
Long-Term Investment Securities:
  Asset Backed Securities.........      $       --        $ 21,020,681         $  299,526       $ 21,320,207
  U.S. Corporate Bonds & Notes....              --         259,533,104          3,286,103        262,819,207
  Foreign Corporate Bonds & Notes.              --          70,689,956                  0         70,689,956
  Foreign Government Agencies.....              --         101,811,338                 --        101,811,338
  U.S. Government Agencies........              --          95,052,793                 --         95,052,793
  U.S. Government Treasuries......              --          10,499,981                 --         10,499,981
  Loans...........................              --                  --            537,122            537,122
  Municipal Bond & Notes..........              --           1,223,070                 --          1,223,070
  Common Stock....................         322,817                  --                  0            322,817
  Prerferred Stock................       4,933,347           2,746,020                  0          7,679,367
  Warrants........................              --              69,225            130,000            199,225
Short Term Investment Securities:
  Time Deposit....................              --          30,996,000                 --         30,996,000
Repurchase Agreement..............              --           4,239,000                 --          4,239,000
                                        ----------        ------------         ----------       ------------
TOTAL                                   $5,256,164        $597,881,168         $4,252,751       $607,390,083
                                        ==========        ============         ==========       ============

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

                                       CONVERTIBLE  ASSET BACKED U.S. CORPORATE FOREIGN CORPORATE              COMMON   PREFERRED
                                      BONDS & NOTES  SECURITIES  BONDS & NOTES    BONDS & NOTES     LOANS      STOCK      STOCK
                                      ------------- ------------ -------------- ----------------- ---------  ---------  ---------
Balance as of 3/31/2011..............   $ 359,370     $     --    $ 6,550,154          $ 0        $ 709,436  $ 373,969    $ 196
Accrued discounts....................          --           --         96,884           --               --         --       --
Accrued premiums.....................          --           --             --           --            5,682         --       --
Realized gain........................          --           --        202,184           --               --         --       --
Realized loss........................     (15,925)          --        (88,429)          --               --   (784,521)      --
Change in unrealized appreciation(1).          --           --        100,163           --               --    652,266       --
Change in unrealized depreciation(1).     (46,445)        (421)      (545,987)          --         (183,707)      (745)    (196)
Net purchases........................          --      299,947        202,410           --            5,711         --       --
Net sales............................    (297,000)          --     (3,690,050)          --               --   (240,969)      --
Transfers into Level 3(2)............          --           --        458,774            0               --         --       --
Transfers out of Level 3(2)..........          --           --             --           --               --         --       --
                                        ---------     --------    -----------          ---        ---------  ---------    -----
Balance as of 03/31/2012.............   $      --     $299,526    $ 3,286,103          $ 0        $ 537,122  $       0    $   0
                                        =========     ========    ===========          ===        =========  =========    =====

                                      WARRANTS
                                      --------
Balance as of 3/31/2011.............. $100,750
Accrued discounts....................       --
Accrued premiums.....................       --
Realized gain........................       --
Realized loss........................       --
Change in unrealized appreciation(1).   29,250
Change in unrealized depreciation(1).       --
Net purchases........................       --
Net sales............................       --
Transfers into Level 3(2)............       --
Transfers out of Level 3(2)..........       --
                                      --------
Balance as of 03/31/2012............. $130,000
                                      ========

--------
(1)The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2012 includes:

   CONVERTIBLE  ASSET BACKED U.S. CORPORATE FOREIGN CORPORATE             COMMON  PREFERRED
  BONDS & NOTES  SECURITIES  BONDS & NOTES    BONDS & NOTES     LOANS     STOCK     STOCK   WARRANTS
  ------------- ------------ -------------- ----------------- ---------- -------- --------- --------
       $--        $ (421)      $(455,344)          $--        $(183,707) $651,521  $(196)   $ 29,250
       ===        ======       ==========          ===        ========== ========  ======   ========

(2)The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2012 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Oil Companies-Exploration & Production.. 6.5%
                 Cable/Satellite TV...................... 4.8
                 Cellular Telecom........................ 4.0
                 Medical-Hospitals....................... 3.7
                 Diversified Banking Institutions........ 3.4
                 Pipelines............................... 3.4
                 Banks-Commercial........................ 3.3
                 Finance-Auto Loans...................... 3.3
                 Telephone-Integrated.................... 3.2
                 Repurchase Agreements................... 2.8
                 Casino Hotels........................... 2.6
                 Paper & Related Products................ 2.4
                 Casino Services......................... 1.9
                 Data Processing/Management.............. 1.7
                 Satellite Telecom....................... 1.6
                 Electric-Integrated..................... 1.5
                 Aerospace/Defense-Equipment............. 1.5
                 Machinery-Farming....................... 1.5
                 Auto/Truck Parts & Equipment-Original... 1.4
                 Finance-Consumer Loans.................. 1.4
                 Independent Power Producers............. 1.4
                 Coal.................................... 1.3
                 Auto-Cars/Light Trucks.................. 1.3
                 Theaters................................ 1.3
                 Diversified Financial Services.......... 1.3
                 Transport-Marine........................ 1.2
                 Computer Services....................... 1.2
                 Chemicals-Diversified................... 1.1
                 Containers-Metal/Glass.................. 1.1
                 Commercial Services..................... 1.0
                 Electric-Generation..................... 1.0
                 Multimedia.............................. 1.0
                 Diversified Minerals.................... 1.0
                 Office Automation & Equipment........... 1.0
                 Medical-Drugs........................... 1.0
                 Electronic Components-Semiconductors.... 1.0
                 Television.............................. 1.0
                 Consumer Products-Misc.................. 0.9
                 Building Products-Wood.................. 0.9
                 Medical Products........................ 0.8
                 Building-Residential/Commercial......... 0.8
                 Retail-Propane Distribution............. 0.8
                 Medical Information Systems............. 0.8
                 Retail-Arts & Crafts.................... 0.7
                 Physical Therapy/Rehabilitation Centers. 0.7
                 Banks-Mortgage.......................... 0.7
                 Funeral Services & Related Items........ 0.7
                 Food-Misc............................... 0.7
                 Shipbuilding............................ 0.7
                 Computers-Memory Devices................ 0.6
                 Telecommunication Equipment............. 0.6
                 Telecom Services........................ 0.6
                 Diagnostic Kits......................... 0.6
                 Athletic Equipment...................... 0.6
                 Diversified Manufacturing Operations.... 0.5
                 Medical Labs & Testing Services......... 0.5
                 Oil-Field Services...................... 0.5
                 Medical-Outpatient/Home Medical......... 0.5
                 Rental Auto/Equipment................... 0.5
                 Cosmetics & Toiletries.................. 0.5

                     Real Estate Investment Trusts...  0.5%
                     Machinery-General Industrial....  0.5
                     Retail-Discount.................  0.5
                     Applications Software...........  0.5
                     Insurance-Multi-line............  0.5
                     Agricultural Operations.........  0.5
                     Food-Meat Products..............  0.4
                     Pharmacy Services...............  0.4
                     Finance-Leasing Companies.......  0.4
                     Investment Companies............  0.3
                     Real Estate Management/Services.  0.3
                     Finance-Other Services..........  0.3
                     Advertising Services............  0.3
                     Web Hosting/Design..............  0.3
                     Alternative Waste Technology....  0.3
                     Chemicals-Plastics..............  0.3
                     Broadcast Services/Program......  0.2
                     Retail-Perfume & Cosmetics......  0.2
                     Chemicals-Specialty.............  0.2
                     Printing-Commercial.............  0.2
                     Dialysis Centers................  0.2
                     Advertising Sales...............  0.2
                     Agricultural Chemicals..........  0.2
                     Motion Pictures & Services......  0.2
                     Enterprise Software/Service.....  0.1
                     Retail-Drug Store...............  0.1
                     Medical-Biomedical/Gene.........  0.1
                     Publishing-Periodicals..........  0.1
                     Aerospace/Defense...............  0.1
                     Beverages-Non-alcoholic.........  0.1
                                                      ----
                                                      98.8%
                                                      ====

CREDIT QUALITY ALLOCATION+#

                               Baa........   0.8%
                               Ba.........  44.8
                               B..........  42.4
                               Caa........   9.1
                               Not Rated@.   2.9
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------
     CONVERTIBLE BONDS & NOTES -- 1.4%
     CELLULAR TELECOM -- 0.7%
       Leap Wireless International, Inc.
        Senior Notes
        4.50% due 07/15/14.......................... $  938,000 $  894,618
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.7%
       Chesapeake Energy Corp.
        Company Guar. Notes
        2.50% due 05/15/37..........................  1,070,000    969,687
                                                                ----------
     TOTAL CONVERTIBLE BONDS & NOTES
        (cost $1,851,481)...........................             1,864,305
                                                                ----------
     U.S. CORPORATE BONDS & NOTES -- 80.7%
     ADVERTISING SALES -- 0.2%
       Lamar Media Corp.
        Company Guar. Notes
        5.88% due 02/01/22*.........................    240,000    244,200
                                                                ----------
     ADVERTISING SERVICES -- 0.3%
       Checkout Holding Corp.
        Senior Notes
        zero coupon due 11/15/15*...................    995,000    412,925
                                                                ----------
     AEROSPACE/DEFENSE -- 0.1%
       Esterline Technologies Corp.
        Company Guar. Notes
        7.00% due 08/01/20..........................     85,000     93,925
                                                                ----------
     AEROSPACE/DEFENSE-EQUIPMENT -- 1.5%
       BE Aerospace, Inc.
        Senior Notes
        6.88% due 10/01/20..........................    815,000    892,425
       TransDigm, Inc.
        Company Guar. Notes
        7.75% due 12/15/18..........................  1,025,000  1,109,562
                                                                ----------
                                                                 2,001,987
                                                                ----------
     AGRICULTURAL CHEMICALS -- 0.2%
       CF Industries, Inc.
        Company Guar. Notes
        6.88% due 05/01/18..........................    165,000    190,369
                                                                ----------
     AGRICULTURAL OPERATIONS -- 0.5%
       Southern States Cooperative, Inc.
        Senior Notes
        11.25% due 05/15/15*........................    555,000    592,463
                                                                ----------
     ALTERNATIVE WASTE TECHNOLOGY -- 0.3%
       Darling International, Inc.
        Company Guar. Notes
        8.50% due 12/15/18..........................    331,000    369,065
                                                                ----------
     APPLICATIONS SOFTWARE -- 0.5%
       Emdeon, Inc.
        Company Guar. Notes
        11.00% due 12/31/19*........................    550,000    621,500
                                                                ----------
     ATHLETIC EQUIPMENT -- 0.6%
       Easton-Bell Sports, Inc.
        Senior Sec. Notes
        9.75% due 12/01/16..........................    700,000    774,375
                                                                ----------

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      AUTO-CARS/LIGHT TRUCKS -- 1.3%
        Ford Motor Co.
         Senior Notes
         7.45% due 07/16/31......................... $1,370,000 $1,674,825
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.4%
        Affinia Group, Inc.
         Senior Sec. Notes
         10.75% due 08/15/16*.......................    417,000    456,615
        Tenneco, Inc.
         Company Guar. Notes
         7.75% due 08/15/18.........................    145,000    156,600
        TRW Automotive, Inc.
         Company Guar. Notes
         7.25% due 03/15/17*........................  1,105,000  1,232,075
                                                                ----------
                                                                 1,845,290
                                                                ----------
      BANKS-COMMERCIAL -- 2.7%
        CIT Group, Inc.
         Senior Notes
         5.25% due 03/15/18.........................    406,000    414,120
        CIT Group, Inc.
         Senior Notes
         5.50% due 02/15/19*........................    430,000    438,600
        CIT Group, Inc.
         Company Guar. Notes
         7.00% due 05/02/17*........................  2,638,000  2,644,595
                                                                ----------
                                                                 3,497,315
                                                                ----------
      BANKS-MORTGAGE -- 0.7%
        Provident Funding Associates LP/PFG
         Finance Corp.
         Senior Sec. Notes
         10.25% due 04/15/17*.......................    970,000    943,325
                                                                ----------
      BROADCAST SERVICES/PROGRAM -- 0.2%
        Clear Channel Worldwide Holdings, Inc.
         Company Guar. Notes, Series A
         9.25% due 12/15/17.........................     55,000     60,019
        Clear Channel Worldwide Holdings, Inc.
         Company Guar. Notes, Series B
         9.25% due 12/15/17.........................    230,000    252,137
                                                                ----------
                                                                   312,156
                                                                ----------
      BUILDING PRODUCTS-WOOD -- 0.9%
        Masco Corp.
         Senior Notes
         6.13% due 10/03/16.........................    265,000    280,126
        Masco Corp.
         Senior Notes
         7.13% due 03/15/20.........................    710,000    759,039
        Masco Corp.
         Senior Notes
         7.75% due 08/01/29.........................    110,000    113,458
                                                                ----------
                                                                 1,152,623
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT     (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   BUILDING-RESIDENTIAL/COMMERCIAL -- 0.7%
     KB Home
      Company Guar. Notes
      8.00% due 03/15/20............................... $  681,000 $  674,190
     Lennar Corp.
      Company Guar. Notes
      5.60% due 05/31/15...............................    255,000    266,475
                                                                   ----------
                                                                      940,665
                                                                   ----------
   CABLE/SATELLITE TV -- 4.5%
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      6.63% due 01/31/22...............................    580,000    601,750
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      7.25% due 10/30/17...............................    780,000    836,550
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      7.38% due 06/01/20...............................    570,000    618,450
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      7.88% due 04/30/18...............................    635,000    685,800
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Company Guar. Notes
      8.13% due 04/30/20...............................    170,000    188,700
     CSC Holdings LLC
      Senior Notes
      6.75% due 11/15/21*..............................    645,000    671,606
     DISH DBS Corp.
      Company Guar. Notes
      6.75% due 06/01/21...............................  1,135,000  1,222,963
     Harron Communications LP/Harron Finance Corp.
      Senior Notes
      9.13% due 04/01/20*..............................    330,000    342,375
     Mediacom LLC/Mediacom Capital Corp.
      Senior Notes
      9.13% due 08/15/19...............................    645,000    700,631
                                                                   ----------
                                                                    5,868,825
                                                                   ----------
   CASINO HOTELS -- 2.6%
     Caesars Operating Escrow LLC/Caesars Escrow
      Corp.
      Senior Sec. Notes
      8.50% due 02/15/20*..............................    500,000    508,750
     CityCenter Holdings LLC/CityCenter Finance Corp.
      Senior Sec. Notes
      7.63% due 01/15/16...............................    180,000    189,900
     Harrah's Operating Co., Inc.
      Senior Sec. Notes
      11.25% due 06/01/17..............................  1,075,000  1,171,750
     MGM Mirage, Inc.
      Senior Sec. Notes
      9.00% due 03/15/20...............................    155,000    172,437
     MGM Mirage, Inc.
      Senior Sec. Notes
      11.13% due 11/15/17..............................    675,000    763,594

                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                   AMOUNT    (NOTE 2)
    -----------------------------------------------------------------------
    CASINO HOTELS (CONTINUED)
      Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
       1st. Mtg. Notes
       5.38% due 03/15/22*............................. $570,000  $  555,750
                                                                  ----------
                                                                   3,362,181
                                                                  ----------
    CASINO SERVICES -- 0.6%
      Greektown Superholdings, Inc.
       Sec. Notes
       13.00% due 07/01/15.............................  150,000     164,625
      Greektown, Inc. LLC
       Escrow Notes
       10.75% due 12/01/13+(1)(2)......................  489,000           0
      Peninsula Gaming LLC
       Sec. Notes
       8.38% due 08/15/15..............................  600,000     633,000
                                                                  ----------
                                                                     797,625
                                                                  ----------
    CELLULAR TELECOM -- 3.3%
      Cricket Communications, Inc.
       Senior Sec. Notes
       7.75% due 05/15/16..............................  935,000     986,425
      Cricket Communications, Inc.
       Company Guar. Notes
       7.75% due 10/15/20..............................  345,000     338,963
      MetroPCS Wireless, Inc.
       Company Guar. Notes
       6.63% due 11/15/20..............................  645,000     640,969
      MetroPCS Wireless, Inc.
       Company Guar. Notes
       7.88% due 09/01/18..............................  485,000     510,462
      Sprint Nextel Corp.
       Company Guar. Notes
       7.00% due 03/01/20*.............................  395,000     400,925
      Sprint Nextel Corp.
       Company Guar. Notes
       9.00% due 11/15/18*.............................  910,000     998,725
      Syniverse Holdings, Inc.
       Company Guar. Notes
       9.13% due 01/15/19..............................  405,000     446,512
                                                                  ----------
                                                                   4,322,981
                                                                  ----------
    CHEMICALS-DIVERSIFIED -- 0.9%
      Celanese US Holdings LLC
       Company Guar. Notes
       6.63% due 10/15/18..............................  395,000     420,675
      Momentive Performance Materials, Inc.
       Sec. Notes
       9.00% due 01/15/21..............................  471,000     412,125
      Momentive Performance Materials, Inc.
       Company Guar. Notes
       12.50% due 06/15/14.............................  297,000     317,047
                                                                  ----------
                                                                   1,149,847
                                                                  ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                         PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                    AMOUNT    (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   CHEMICALS-PLASTICS -- 0.3%
     Hexion US Finance Corp./Hexion Nova Scotia
      Finance ULC
      Sec. Notes
      9.00% due 11/15/20................................ $355,000  $  330,150
                                                                   ----------
   CHEMICALS-SPECIALTY -- 0.2%
     Ferro Corp.
      Senior Notes
      7.88% due 08/15/18................................  285,000     290,700
                                                                   ----------
   COAL -- 1.3%
     Alpha Natural Resources, Inc.
      Company Guar. Notes
      6.00% due 06/01/19................................  230,000     208,150
     Alpha Natural Resources, Inc.
      Company Guar. Notes
      6.25% due 06/01/21................................  155,000     139,888
     Arch Coal, Inc.
      Company Guar. Notes
      7.25% due 10/01/20................................  225,000     208,687
     Peabody Energy Corp.
      Company Guar. Notes
      6.00% due 11/15/18*...............................  520,000     509,600
     Peabody Energy Corp.
      Company Guar. Notes
      6.50% due 09/15/20................................  641,000     641,000
                                                                   ----------
                                                                    1,707,325
                                                                   ----------
   COMMERCIAL SERVICES -- 1.0%
     ARAMARK Holdings Corp.
      Senior Notes
      8.63% due 05/01/16*(3)............................  765,000     784,125
     Iron Mountain, Inc.
      Company Guar. Notes
      7.75% due 10/01/19................................  500,000     546,250
                                                                   ----------
                                                                    1,330,375
                                                                   ----------
   COMPUTER SERVICES -- 1.2%
     SunGard Data Systems, Inc.
      Company Guar. Notes
      7.38% due 11/15/18................................  556,000     590,750
     SunGard Data Systems, Inc.
      Company Guar. Notes
      7.63% due 11/15/20................................  275,000     293,563
     SunGard Data Systems, Inc.
      Company Guar. Notes
      10.25% due 08/15/15...............................   80,000      83,100
     SunGard Data Systems, Inc.
      Company Guar. Notes
      10.63% due 05/15/15...............................  550,000     579,221
                                                                   ----------
                                                                    1,546,634
                                                                   ----------
   CONSUMER PRODUCTS-MISC. -- 0.9%
     Reynolds Group Issuer, Inc./Reynolds Group Issuer
      LLC
      Senior Sec. Notes
      6.88% due 02/15/21*...............................  335,000     346,725

                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------
     CONSUMER PRODUCTS-MISC. (CONTINUED)
       Reynolds Group Issuer, Inc./Reynolds Group
        Issuer LLC
        Senior Sec. Notes
        7.88% due 08/15/19*.......................... $  210,000 $  225,750
       Reynolds Group Issuer, Inc./Reynolds Group
        Issuer LLC
        Senior Sec. Notes
        8.75% due 10/15/16*..........................    565,000    597,487
                                                                 ----------
                                                                  1,169,962
                                                                 ----------
     CONTAINERS-METAL/GLASS -- 1.1%
       Ball Corp.
        Company Guar. Notes
        5.75% due 05/15/21...........................    655,000    695,937
       Ball Corp.
        Company Guar. Notes
        7.38% due 09/01/19...........................    145,000    160,225
       Crown Americas LLC/Crown Americas Capital
        Corp. II
        Company Guar. Notes
        7.63% due 05/15/17...........................    255,000    274,444
       Crown Americas LLC/Crown Americas Capital
        Corp. III
        Company Guar. Notes
        6.25% due 02/01/21...........................    265,000    284,875
                                                                 ----------
                                                                  1,415,481
                                                                 ----------
     COSMETICS & TOILETRIES -- 0.5%
       Revlon Consumer Products Corp.
        Sec. Notes
        9.75% due 11/15/15...........................    610,000    655,750
                                                                 ----------
     DATA PROCESSING/MANAGEMENT -- 1.7%
       Fidelity National Information Services, Inc.
        Company Guar. Notes
        5.00% due 03/15/22*..........................    345,000    339,825
       Fidelity National Information Services, Inc.
        Company Guar. Notes
        7.63% due 07/15/17*..........................    205,000    223,450
       First Data Corp.
        Senior Sec. Notes
        7.38% due 06/15/19*..........................  1,115,000  1,135,906
       First Data Corp.
        Sec. Notes
        8.25% due 01/15/21*..........................    284,000    277,610
       First Data Corp.
        Sec. Notes
        8.75% due 01/15/22*(3).......................    285,000    275,025
                                                                 ----------
                                                                  2,251,816
                                                                 ----------
     DIAGNOSTIC KITS -- 0.6%
       Alere, Inc.
        Senior Notes
        7.88% due 02/01/16...........................    745,000    776,663
                                                                 ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
    -----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    DIALYSIS CENTERS -- 0.2%
      Fresenius Medical Care U.S. Finance II, Inc.
       Company Guar. Notes
       5.63% due 07/31/19*............................ $  200,000 $  206,000
      Fresenius Medical Care U.S. Finance, Inc.
       Company Guar. Notes
       6.50% due 09/15/18*............................     65,000     70,850
                                                                  ----------
                                                                     276,850
                                                                  ----------
    DIVERSIFIED BANKING INSTITUTIONS -- 2.3%
      Ally Financial, Inc.
       Company Guar. Notes
       8.00% due 03/15/20.............................    600,000    667,500
      BankAmerica Capital II
       Limited Guar. Notes
       8.00% due 12/15/26.............................     76,000     76,760
      GMAC LLC
       Sub. Notes
       8.00% due 12/31/18.............................  1,100,000  1,168,750
      NB Capital Trust IV
       Limited Guar. Notes
       8.25% due 04/15/27.............................  1,100,000  1,122,000
                                                                  ----------
                                                                   3,035,010
                                                                  ----------
    DIVERSIFIED FINANCIAL SERVICES -- 0.6%
      Community Choice Financial, Inc.
       Senior Sec. Notes
       10.75% due 05/01/19*...........................    725,000    707,781
                                                                  ----------
    DIVERSIFIED MANUFACTURING OPERATIONS -- 0.5%
      JM Huber Corp.
       Senior Notes
       9.88% due 11/01/19*............................    675,000    702,000
                                                                  ----------
    ELECTRIC-GENERATION -- 0.9%
      AES Corp.
       Senior Notes
       8.00% due 10/15/17.............................    805,000    906,631
      Reliant Energy Mid-Atlantic Power Holdings LLC
       Pass Through Certs., Series B
       9.24% due 07/02/17.............................    301,094    295,072
                                                                  ----------
                                                                   1,201,703
                                                                  ----------
    ELECTRIC-INTEGRATED -- 0.6%
      DPL, Inc.
       Senior Notes
       7.25% due 10/15/21*............................    300,000    333,000
      Mirant Mid Atlantic LLC Pass-Through Trust
       Pass Through Certs., Series B
       9.13% due 06/30/17.............................    289,726    295,521
      Texas Competitive Electric Holdings Co. LLC/
       TCEH Finance, Inc.
       Senior Sec. Notes
       11.50% due 10/01/20*...........................    295,000    192,487
                                                                  ----------
                                                                     821,008
                                                                  ----------
    ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.0%
      Freescale Semiconductor, Inc.
       Senior Sec. Notes
       9.25% due 04/15/18*............................  1,015,000  1,111,425

                                                       PRINCIPAL   VALUE
                   SECURITY DESCRIPTION                 AMOUNT    (NOTE 2)
     ----------------------------------------------------------------------
     ELECTRONIC COMPONENTS-SEMICONDUCTORS (CONTINUED)
       Freescale Semiconductor, Inc.
        Company Guar. Notes
        10.75% due 08/01/20........................... $111,000  $  124,597
                                                                 ----------
                                                                  1,236,022
                                                                 ----------
     ENTERPRISE SOFTWARE/SERVICE -- 0.1%
       Lawson Software, Inc.
        Senior Notes
        9.38% due 04/01/19*...........................  135,000     139,725
                                                                 ----------
     FINANCE-AUTO LOANS -- 3.3%
       Credit Acceptance Corp.
        Senior Sec. Notes
        9.13% due 02/01/17............................  685,000     739,800
       Ford Motor Credit Co. LLC
        Senior Notes
        5.00% due 05/15/18............................  660,000     683,665
       Ford Motor Credit Co. LLC
        Senior Notes
        5.88% due 08/02/21............................  450,000     485,365
       Ford Motor Credit Co. LLC
        Senior Notes
        6.63% due 08/15/17............................  495,000     548,526
       Ford Motor Credit Co. LLC
        Senior Notes
        8.13% due 01/15/20............................  750,000     906,559
       Ford Motor Credit Co. LLC
        Senior Notes
        8.70% due 10/01/14............................  765,000     865,231
                                                                 ----------
                                                                  4,229,146
                                                                 ----------
     FINANCE-CONSUMER LOANS -- 1.4%
       SLM Corp.
        Senior Notes
        6.25% due 01/25/16............................  335,000     348,400
       SLM Corp.
        Senior Notes
        8.00% due 03/25/20............................  211,000     227,880
       SLM Corp.
        Senior Notes
        8.45% due 06/15/18............................  484,000     539,660
       TMX Finance LLC/TitleMax Finance Corp.
        Senior Sec. Notes
        13.25% due 07/15/15...........................  580,000     640,900
                                                                 ----------
                                                                  1,756,840
                                                                 ----------
     FINANCE-LEASING COMPANIES -- 0.4%
       Air Lease Corp.
        Senior Notes
        5.63% due 04/01/17*...........................  475,000     473,219
                                                                 ----------
     FINANCE-OTHER SERVICES -- 0.3%
       CNH Capital LLC
        Company Guar. Notes
        6.25% due 11/01/16*...........................  185,000     198,413
       Hexion US Finance Corp.
        Senior Sec. Notes
        6.63% due 04/15/20*...........................  230,000     235,175
                                                                 ----------
                                                                    433,588
                                                                 ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      FOOD-MEAT PRODUCTS -- 0.4%
        Smithfield Foods, Inc.
         Senior Sec. Notes
         10.00% due 07/15/14......................... $475,000  $  555,750
                                                                ----------
      FUNERAL SERVICES & RELATED ITEMS -- 0.7%
        Service Corp. International
         Senior Notes
         7.63% due 10/01/18..........................  802,000     922,300
                                                                ----------
      INDEPENDENT POWER PRODUCERS -- 1.4%
        Calpine Corp.
         Senior Sec. Notes
         7.50% due 02/15/21*.........................  910,000     971,425
        NRG Energy, Inc.
         Company Guar. Notes
         7.38% due 01/15/17..........................  750,000     780,000
                                                                ----------
                                                                 1,751,425
                                                                ----------
      INSURANCE-MULTI-LINE -- 0.5%
        Hartford Financial Services Group, Inc. FRS
         Jr. Sub. Debentures
         8.13% due 06/15/68..........................  560,000     597,800
                                                                ----------
      MACHINERY-FARMING -- 1.5%
        Case New Holland, Inc.
         Company Guar. Notes
         7.75% due 09/01/13..........................  925,000     985,125
        Case New Holland, Inc.
         Company Guar. Notes
         7.88% due 12/01/17..........................  870,000   1,011,375
                                                                ----------
                                                                 1,996,500
                                                                ----------
      MACHINERY-GENERAL INDUSTRIAL -- 0.5%
        CPM Holdings, Inc.
         Senior Sec. Notes
         10.63% due 09/01/14.........................  595,000     633,675
                                                                ----------
      MEDICAL INFORMATION SYSTEMS -- 0.8%
        IMS Health, Inc.
         Senior Notes
         12.50% due 03/01/18*........................  840,000     993,300
                                                                ----------
      MEDICAL LABS & TESTING SERVICES -- 0.5%
        American Renal Holdings Co., Inc.
         Senior Sec. Notes
         8.38% due 05/15/18..........................  650,000     691,438
                                                                ----------
      MEDICAL PRODUCTS -- 0.8%
        LVB Acquisition Holding LLC
         Company Guar. Notes
         10.00% due 10/15/17.........................  473,000     509,066
        LVB Acquisition Holding LLC
         Company Guar. Notes
         10.38% due 10/15/17(3)......................  481,000     518,278
                                                                ----------
                                                                 1,027,344
                                                                ----------
      MEDICAL-BIOMEDICAL/GENE -- 0.1%
        STHI Holding Corp.
         Sec. Notes
         8.00% due 03/15/18*.........................  125,000     132,500
                                                                ----------

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT     (NOTE 2)
        --------------------------------------------------------------
        MEDICAL-DRUGS -- 0.6%
          Valeant Pharmaceuticals International
           Company Guar. Notes
           6.75% due 08/15/21*................... $  745,000 $  724,513
                                                             ----------
        MEDICAL-HOSPITALS -- 3.7%
          Community Health Systems, Inc.
           Company Guar. Notes
           8.88% due 07/15/15....................    187,000    193,779
          HCA, Inc.
           Senior Sec. Notes
           6.50% due 02/15/20....................  1,235,000  1,296,750
          HCA, Inc.
           Senior Sec. Notes
           7.88% due 02/15/20....................  1,030,000  1,131,712
          HCA, Inc.
           Senior Sec. Notes
           8.50% due 04/15/19....................    550,000    611,188
          Health Management Associates, Inc.
           Senior Notes
           7.38% due 01/15/20*...................    210,000    214,200
          Tenet Healthcare Corp.
           Senior Sec. Notes
           6.25% due 11/01/18*...................    770,000    795,025
          Tenet Healthcare Corp.
           Senior Sec. Notes
           10.00% due 05/01/18...................    505,000    578,225
                                                             ----------
                                                              4,820,879
                                                             ----------
        MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.5%
          Radiation Therapy Services, Inc.
           Company Guar. Notes
           9.88% due 04/15/17....................    836,000    670,890
                                                             ----------
        MOTION PICTURES & SERVICES -- 0.2%
          NAI Entertainment Holdings LLC
           Senior Sec. Notes
           8.25% due 12/15/17*...................    170,000    186,575
                                                             ----------
        MULTIMEDIA -- 0.0%
          Haights Cross Operating Co. FRS
           Limited Guar. Notes
           16.00% due 03/15/14+(1)(2)(7)(8)......    187,319     14,049
                                                             ----------
        NON-FERROUS METALS -- 0.0%
          Renco Metals, Inc.
           Company Guar. Notes
           11.50% due 07/01/03+(1)(2)(5)(6)......  2,150,000          0
                                                             ----------
        OFFICE AUTOMATION & EQUIPMENT -- 1.0%
          CDW LLC/CDW Finance Corp.
           Senior Sec. Notes
           8.00% due 12/15/18....................    545,000    589,963
          CDW LLC/CDW Finance Corp.
           Company Guar. Notes
           8.50% due 04/01/19....................    641,000    681,062
                                                             ----------
                                                              1,271,025
                                                             ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 5.1%
       Antero Resources Finance Corp.
        Company Guar. Notes
        7.25% due 08/01/19*......................... $  310,000 $  319,300
       Antero Resources Finance Corp.
        Company Guar. Notes
        9.38% due 12/01/17..........................    535,000    579,138
       Chesapeake Energy Corp.
        Company Guar. Notes
        6.88% due 11/15/20..........................    585,000    604,012
       Continental Resources, Inc.
        Company Guar. Notes
        5.00% due 09/15/22*.........................    330,000    331,650
       Endeavour International Corp.
        Senior Sec. Notes
        12.00% due 03/01/18*........................    565,000    570,650
       Newfield Exploration Co.
        Senior Notes
        5.75% due 01/30/22..........................    320,000    335,200
       Newfield Exploration Co.
        Senior Sub. Notes
        7.13% due 05/15/18..........................    260,000    273,650
       Petroleum Development Corp.
        Senior Notes
        12.00% due 02/15/18.........................     90,000     97,650
       Pioneer Natural Resources Co.
        Senior Notes
        6.65% due 03/15/17..........................  1,195,000  1,366,240
       Plains Exploration & Production Co.
        Company Guar. Notes
        6.63% due 05/01/21..........................    112,000    118,720
       Plains Exploration & Production Co.
        Company Guar. Notes
        6.75% due 02/01/22..........................    441,000    460,845
       Range Resources Corp.
        Company Guar. Notes
        5.75% due 06/01/21..........................    545,000    572,250
       Range Resources Corp.
        Company Guar. Notes
        6.75% due 08/01/20..........................    355,000    385,175
       Rosetta Resources, Inc.
        Company Guar. Notes
        9.50% due 04/15/18..........................    505,000    555,500
                                                                ----------
                                                                 6,569,980
                                                                ----------
     OIL-FIELD SERVICES -- 0.5%
       Hornbeck Offshore Services, Inc.
        Company Guar. Notes
        8.00% due 09/01/17..........................    655,000    687,750
                                                                ----------
     PAPER & RELATED PRODUCTS -- 0.7%
       Clearwater Paper Corp.
        Company Guar. Notes
        7.13% due 11/01/18..........................    160,000    169,600
       Neenah Paper, Inc.
        Company Guar. Notes
        7.38% due 11/15/14..........................    691,000    691,000
                                                                ----------
                                                                   860,600
                                                                ----------

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT     (NOTE 2)
     --------------------------------------------------------------------
     PHARMACY SERVICES -- 0.4%
       BioScrip, Inc.
        Company Guar. Notes
        10.25% due 10/01/15......................... $  440,000 $  476,300
                                                                ----------
     PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.7%
       HealthSouth Corp.
        Company Guar. Notes
        7.25% due 10/01/18..........................    900,000    960,750
                                                                ----------
     PIPELINES -- 3.4%
       El Paso Corp.
        Senior Notes
        6.50% due 09/15/20..........................    545,000    600,038
       El Paso Corp.
        Senior Notes
        6.88% due 06/15/14..........................    700,000    755,234
       El Paso Corp.
        Senior Notes
        7.00% due 06/15/17..........................    830,000    924,241
       Energy Transfer Equity LP
        Senior Sec. Notes
        7.50% due 10/15/20..........................    681,000    755,910
       Kinder Morgan Finance Co. LLC
        Senior Sec. Notes
        6.00% due 01/15/18*.........................    535,000    567,769
       MarkWest Energy Partners LP/MarkWest Energy
        Finance Corp.
        Company Guar. Notes
        6.25% due 06/15/22..........................    436,000    457,800
       NGPL PipeCo LLC
        Senior Notes
        7.12% due 12/15/17*.........................    380,000    346,264
                                                                ----------
                                                                 4,407,256
                                                                ----------
     PRINTING-COMMERCIAL -- 0.2%
       Cenveo Corp.
        Company Guar. Notes
        7.88% due 12/01/13..........................    303,000    289,365
                                                                ----------
     PUBLISHING-PERIODICALS -- 0.1%
       Nielsen Finance LLC/Nielsen Finance Co.
        Company Guar. Notes
        11.50% due 05/01/16.........................    114,000    131,385
                                                                ----------
     REAL ESTATE INVESTMENT TRUSTS -- 0.5%
       Felcor Lodging LP
        Senior Sec. Notes
        6.75% due 06/01/19..........................    630,000    636,300
                                                                ----------
     REAL ESTATE MANAGEMENT/SERVICES -- 0.3%
       Realogy Corp.
        Senior Sec. Notes
        7.63% due 01/15/20*.........................    418,000    436,810
                                                                ----------
     RECYCLING -- 0.0%
       Aleris International, Inc.
        Escrow Notes
        9.00% due 12/15/14+(1)(2)...................  2,145,000        215
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      RENTAL AUTO/EQUIPMENT -- 0.5%
        UR Financing Escrow Corp.
         Sec. Notes
         5.75% due 07/15/18*......................... $100,000  $  102,375
        UR Financing Escrow Corp.
         Senior Notes
         7.38% due 05/15/20*.........................  325,000     332,312
        UR Financing Escrow Corp.
         Senior Notes
         7.63% due 04/15/22*.........................  225,000     231,188
                                                                ----------
                                                                   665,875
                                                                ----------
      RETAIL-ARTS & CRAFTS -- 0.7%
        Michaels Stores, Inc.
         Company Guar. Notes
         7.75% due 11/01/18..........................  905,000     963,825
                                                                ----------
      RETAIL-DISCOUNT -- 0.5%
        99 Cents Only Stores
         Company Guar. Notes
         11.00% due 12/15/19*........................  590,000     631,300
                                                                ----------
      RETAIL-DRUG STORE -- 0.1%
        Rite Aid Corp.
         Senior Sec. Notes
         9.75% due 06/12/16..........................  125,000     138,438
                                                                ----------
      RETAIL-PERFUME & COSMETICS -- 0.2%
        Sally Holdings LLC/Sally Capital, Inc.
         Company Guar. Notes
         6.88% due 11/15/19*.........................  286,000     304,590
                                                                ----------
      RETAIL-PROPANE DISTRIBUTION -- 0.8%
        AmeriGas Finance LLC/AmeriGas Finance Corp.
         Company Guar. Notes
         6.75% due 05/20/20..........................  240,000     243,600
        AmeriGas Finance LLC/AmeriGas Finance Corp.
         Company Guar. Notes
         7.00% due 05/20/22..........................  425,000     433,500
        Ferrellgas LP/Ferrellgas Finance Corp.
         Senior Notes
         6.50% due 05/01/21..........................  371,000     334,827
                                                                ----------
                                                                 1,011,927
                                                                ----------
      RUBBER/PLASTIC PRODUCTS -- 0.0%
        Venture Holdings Co. LLC
         Company Guar. Notes
         11.00% due 06/01/07+(1)(2)(5)(6)............  550,000           0
                                                                ----------
      SATELLITE TELECOM -- 0.6%
        Hughes Satellite Systems Corp.
         Senior Sec. Notes
         6.50% due 06/15/19..........................  750,000     783,750
                                                                ----------
      SHIPBUILDING -- 0.7%
        Huntington Ingalls Industries, Inc.
         Company Guar. Notes
         6.88% due 03/15/18..........................  455,000     482,300

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       -----------------------------------------------------------------
       SHIPBUILDING (CONTINUED)
         Huntington Ingalls Industries, Inc.
          Company Guar. Notes
          7.13% due 03/15/21....................... $  361,000 $  386,721
                                                               ----------
                                                                  869,021
                                                               ----------
       TELECOM SERVICES -- 0.2%
         GCI, Inc.
          Senior Notes
          6.75% due 06/01/21.......................    280,000    281,750
                                                               ----------
       TELECOMMUNICATION EQUIPMENT -- 0.6%
         Sorenson Communications, Inc.
          Senior Sec. Notes
          10.50% due 02/01/15*.....................    980,000    808,500
                                                               ----------
       TELEPHONE-INTEGRATED -- 3.0%
         CenturyLink, Inc.
          Senior Notes
          6.00% due 04/01/17.......................    275,000    292,349
         Frontier Communications Corp.
          Senior Notes
          7.13% due 03/15/19.......................    185,000    185,462
         Frontier Communications Corp.
          Senior Notes
          8.25% due 04/15/17.......................    470,000    505,250
         Level 3 Financing, Inc.
          Company Guar. Notes
          8.63% due 07/15/20*......................    600,000    630,000
         Qwest Communications International, Inc.
          Company Guar. Notes
          8.00% due 10/01/15.......................    570,000    608,475
         Windstream Corp.
          Company Guar. Notes
          7.75% due 10/15/20.......................  1,330,000  1,423,100
         Windstream Corp.
          Company Guar. Notes
          8.13% due 09/01/18.......................    275,000    294,250
                                                               ----------
                                                                3,938,886
                                                               ----------
       TELEVISION -- 0.5%
         Sinclair Television Group, Inc.
          Sec. Notes
          9.25% due 11/01/17*......................    540,000    600,750
                                                               ----------
       THEATERS -- 1.3%
         AMC Entertainment, Inc.
          Company Guar. Notes
          8.75% due 06/01/19.......................    995,000  1,042,262
         Regal Cinemas Corp.
          Company Guar. Notes
          8.63% due 07/15/19.......................    325,000    355,063
         Regal Entertainment Group
          Company Guar. Notes
          9.13% due 08/15/18.......................    215,000    235,425
                                                               ----------
                                                                1,632,750
                                                               ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                  PRINCIPAL     VALUE
                 SECURITY DESCRIPTION              AMOUNT      (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       TRANSPORT-MARINE -- 1.2%
         ACL I Corp.
          Senior Notes
          10.63% due 02/15/16*(3)................ $  748,379 $    750,250
         Marquette Transportation Co./Marquette
          Transportation Finance Corp.
          Sec. Notes
          10.88% due 01/15/17....................    785,000      827,194
                                                             ------------
                                                                1,577,444
                                                             ------------
       WEB HOSTING/DESIGN -- 0.3%
         Equinix, Inc.
          Senior Notes
          7.00% due 07/15/21.....................    350,000      384,125
                                                             ------------
       TOTAL U.S. CORPORATE BONDS & NOTES
          (cost $103,174,242)....................             104,695,820
                                                             ------------
       FOREIGN CORPORATE BONDS & NOTES -- 7.4%
       BANKS-COMMERCIAL -- 0.6%
         LBG Capital No.1 PLC
          Bank Guar. Notes
          7.88% due 11/01/20*....................    920,000      828,000
                                                             ------------
       CHEMICALS-DIVERSIFIED -- 0.2%
         LyondellBasell Industries NV
          Company Guar. Notes
          6.00% due 11/15/21*....................    285,000      299,250
                                                             ------------
       COMPUTERS-MEMORY DEVICES -- 0.6%
         Seagate Technology HDD Holdings
          Company Guar. Notes
          6.80% due 10/01/16.....................    745,000      821,362
                                                             ------------
       DIVERSIFIED MINERALS -- 1.0%
         FMG Resources August 2006 Pty, Ltd.
          Company Guar. Notes
          7.00% due 11/01/15*....................    955,000      974,100
         FMG Resources August 2006 Pty, Ltd.
          Company Guar. Notes
          8.25% due 11/01/19*....................    290,000      304,500
                                                             ------------
                                                                1,278,600
                                                             ------------
       ELECTRIC-GENERATION -- 0.1%
         Intergen NV
          Senior Sec. Notes
          9.00% due 06/30/17*....................    125,000      131,563
                                                             ------------
       INDEPENDENT POWER PRODUCERS -- 0.0%
         AES Drax Energy, Ltd.
          Sec. Notes
          11.50% due 08/30/10+(1)(2)(5)(9).......  4,460,000            0
                                                             ------------
       INVESTMENT COMPANIES -- 0.3%
         Offshore Group Investments, Ltd.
          Senior Sec. Notes
          11.50% due 08/01/15....................    410,000      451,000
                                                             ------------
       METAL PROCESSORS & FABRICATION -- 0.0%
         International Utility Structures
          Escrow Notes
          10.75% due 02/01/08+(1)(2).............  2,150,000            0
                                                             ------------

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT     (NOTE 2)
     --------------------------------------------------------------------
     MULTIMEDIA -- 1.0%
       Quebecor Media, Inc.
        Senior Notes
        7.75% due 03/15/16.......................... $1,280,000 $1,313,600
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.7%
       Harvest Operations Corp.
        Company Guar. Notes
        6.88% due 10/01/17*.........................    640,000    678,400
       Lone Pine Resources Canada, Ltd.
        Company Guar. Notes
        10.38% due 02/15/17*........................    210,000    219,712
                                                                ----------
                                                                   898,112
                                                                ----------
     PAPER & RELATED PRODUCTS -- 0.9%
       Cascades, Inc.
        Company Guar. Notes
        7.88% due 01/15/20..........................    305,000    301,187
       Fibria Overseas Finance, Ltd.
        Company Guar. Notes
        7.50% due 05/04/20*.........................    802,000    847,153
                                                                ----------
                                                                 1,148,340
                                                                ----------
     SATELLITE TELECOM -- 1.0%
       Intelsat Jackson Holdings SA
        Company Guar. Notes
        7.25% due 04/01/19..........................  1,175,000  1,235,219
                                                                ----------
     SPECIAL PURPOSE ENTITY -- 0.0%
       Hellas Telecommunications Luxembourg II FRS
        Sub. Notes
        6.03% due 01/15/15+*(1)(2)(7)(9)............  1,025,000          0
                                                                ----------
     TELECOM SERVICES -- 0.4%
       Wind Acquisition Finance SA
        Sec. Notes
        11.75% due 07/15/17*........................    510,000    502,350
                                                                ----------
     TELEPHONE-INTEGRATED -- 0.2%
       Virgin Media Finance PLC
        Company Guar. Notes
        5.25% due 02/15/22..........................    215,000    213,119
                                                                ----------
     TELEVISION -- 0.4%
       Videotron, Ltd.
        Senior Notes
        5.00% due 07/15/22*.........................    460,000    455,400
                                                                ----------
     TOTAL FOREIGN CORPORATE BONDS & NOTES
        (cost $14,816,666)..........................             9,575,915
                                                                ----------
     LOANS(10)(11) -- 2.9%
     BEVERAGES-NON-ALCOHOLIC -- 0.1%
       Le-Natures, Inc.
        BTL
        9.39% due 03/01/11+(2)(5)(8)................  1,200,000     60,000
                                                                ----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.1%
       TOUSA, Inc.
        BTL
        12.25% due 08/15/13+(2)(4)(7)(8)............  1,755,071     78,978
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                       PRINCIPAL
                                                        AMOUNT/     VALUE
                  SECURITY DESCRIPTION                  SHARES     (NOTE 2)
   -------------------------------------------------------------------------
   LOANS(10)(11) (CONTINUED)
   CABLE/SATELLITE TV -- 0.3%
     Kabel Deutschland V&S GMBH
      BTL
      3.25% due 02/01/19(2)........................... $  370,000 $  369,846
                                                                  ----------
   CASINO SERVICES -- 1.1%
     Herbst Gaming, Inc.
      BTL
      10.00% due 12/31/15(2)..........................    400,897    409,918
     Holding Gaming Borrower LP
      BTL-B
      12.00% due 02/19/13(2)..........................    990,025  1,027,151
                                                                  ----------
                                                                   1,437,069
                                                                  ----------
   COMMERCIAL SERVICES -- 0.0%
     Vertrue, Inc.
      2nd Lien
      13.25% due 08/14/15+(2)(7)......................  1,010,000      3,788
                                                                  ----------
   ELECTRIC-INTEGRATED -- 0.9%
     Texas Competitive Electric Holdings Co. LLC
      BTL
      4.74% due 10/10/14(2)...........................  1,977,835  1,215,543
                                                                  ----------
   MEDICAL-DRUGS -- 0.4%
     Triax Pharmaceuticals LLC
      BTL
      16.50% due 08/30/11+(1)(2)(5)...................  1,708,132    537,122
                                                                  ----------
   TOTAL LOANS
     (cost $8,434,464)................................             3,702,346
                                                                  ----------
   COMMON STOCK -- 1.5%
   BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
     Masonite Worldwide Holdings, Inc.+(15)...........        692     19,722
                                                                  ----------
   CASINO SERVICES -- 0.0%
     Greektown, Inc.+(1)(2)...........................        370          0
                                                                  ----------
   FOOD-MISC. -- 0.7%
     Wornick Co.+(1)(2)...............................      7,270    914,130
                                                                  ----------
   MEDICAL-DRUGS -- 0.0%
     Triax Pharmaceuticals LLC+(1)(2)(12).............    128,418          0
                                                                  ----------
   MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.0%
     Critical Care Systems International, Inc.+(1)(2).     69,700          0
                                                                  ----------
   MULTIMEDIA -- 0.0%
     Haights Cross Communication, Inc.+(1)(2).........     19,388          0
                                                                  ----------
   PAPER & RELATED PRODUCTS -- 0.8%
     Caraustar Industries, Inc.+(1)(2)................         73    974,717
                                                                  ----------
   TOTAL COMMON STOCK
      (cost $2,640,677)...............................             1,908,569
                                                                  ----------
   MEMBERSHIP INTEREST CERTIFICATES -- 0.2%
   CASINO SERVICES -- 0.2%
     Herbst Gaming, Inc.+(2)(16)
      (cost $232,720).................................     23,439    251,969
                                                                  ----------
   PREFERRED STOCK -- 1.8%
   DIVERSIFIED BANKING INSTITUTIONS -- 1.1%
     GMAC Capital Trust I FRS
      8.13%...........................................     64,000  1,479,040
                                                                  ----------

                                                   PRINCIPAL
                                                    AMOUNT/     VALUE
                 SECURITY DESCRIPTION               SHARES     (NOTE 2)
       -----------------------------------------------------------------
       PREFERRED STOCK (CONTINUED)
       DIVERSIFIED FINANCIAL SERVICES -- 0.7%
         Citigroup Capital XIII FRS
          7.88%...................................   34,000  $    924,800
                                                             ------------
       MEDICAL-DRUGS -- 0.0%
         Triax Pharmaceuticals LLC,
          Class C+(1)(2)(12)......................   39,177             0
                                                             ------------
       TOTAL PREFERRED STOCK
          (cost $2,616,996).......................              2,403,840
                                                             ------------
       WARRANTS+ -- 0.1%
       BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
         Masonite Worldwide Holdings, Inc.
          Expires 05/20/14
          (strike price $55.31)(1)(2).............    3,355         4,680
         Masonite Worldwide Holdings, Inc.
          Expires 05/20/16
          (strike price $55.31)(1)(2).............    2,517         8,980
                                                             ------------
                                                                   13,660
                                                             ------------
       PUBLISHING-PERIODICALS -- 0.0%
         Reader's Digest Assoc., Inc.
          Expires 02/19/14(1)(2)..................    3,250             0
                                                             ------------
       TELEVISION -- 0.1%
         ION Media Networks, Inc.
          Expires 12/18/16
          (strike price $500.00)(1)(2)(16)........      332        83,000
         ION Media Networks, Inc.
          Expires 12/18/16
          (strike price $687.00)(1)(2)(16)........      328        49,200
                                                             ------------
                                                                  132,200
                                                             ------------
       TOTAL WARRANTS
          (cost $3,365)...........................                145,860
                                                             ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $133,770,611).....................            124,548,624
                                                             ------------
       REPURCHASE AGREEMENTS -- 2.8%
         Bank of America Securities LLC Joint
          Repurchase Agreement(13)................ $725,000       725,000
         BNP Paribas SA Joint Repurchase
          Agreement(13)...........................  930,000       930,000
         Deutsche Bank AG Joint Repurchase
          Agreement(13)...........................  165,000       165,000
         Royal Bank of Scotland Joint Repurchase
          Agreement(13)...........................  930,000       930,000
         UBS Securities LLC Joint Repurchase
          Agreement(13)...........................  825,000       825,000
                                                             ------------
       TOTAL REPURCHASE AGREEMENTS
          (cost $3,575,000).......................              3,575,000
                                                             ------------
       TOTAL INVESTMENTS --
          (cost $137,345,611)(14).................     98.8%  128,123,624
       Other assets less liabilities..............      1.2     1,588,542
                                                   --------  ------------
       NET ASSETS --                                  100.0% $129,712,166
                                                   ========  ============

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)

--------
+    Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2012, the aggregate value of these securities was $36,371,681 representing 28.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2) Illiquid security. At March 31, 2012, the aggregate value of these securities was $6,003,286 representing 4.6% of net assets.
(3) Income may be received in cash or additional bonds at the discretion of the issuer.
(4) PIK ("Payment-in-Kind") security. Bond, loan or preferred stock that pays interest/dividends in the form of additional bonds, preferred stocks or loans.
(5)  Security is in default and did not pay principal at maturity.
(6)  Company has filed for Chapter 7 bankruptcy protection.
(7)  Security in default
(8)  Company has filed for Chapter 11 bankruptcy protection.
(9)  Company has filed for bankruptcy protection in country of issuance.
(10) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(11) Senior loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(12) Consist of more than one class of securities traded together as a unit.
(13) See Note 2 for details of Joint Repurchase Agreements.
(14) See Note 5 for cost of investments on a tax basis.
(15) Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(16) Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
     2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2012, the SunAmerica High Yield Bond Fund held the following restricted securities:

                                                                VALUE   % OF
                       ACQUISITION        ACQUISITION            PER    NET
  NAME                    DATE     SHARES    COST      VALUE    SHARE  ASSETS
  ----                 ----------- ------ ----------- -------- ------- ------
  Herbst Gaming, Inc.
    Membership
     Interest
     Certificate...... 03/26/2008  23,439  $232,720   $251,969 $ 10.75  0.19%

  Ion Media Networks,
   Inc.
    Expires 12/18/16
     (strike price
     $500.00)
     Warrant.......... 03/01/2011     332        --     83,000  250.00  0.06

  Ion Media Networks,
   Inc.
    Expires 12/18/16
     (strike price
     $687.00)
     Warrant.......... 11/11/2010     327        --
                       03/01/2011       1        --
                                   ------  --------
                                      328        --     49,200  150.00  0.04
                                                      --------          ----
                                                      $384,169          0.29%
                                                      ========          ====

BTL --Bank Term Loan
FRS --Floating Rate Securities
The rates shown on FRS are the current interest rates at March 31, 2012 and unless noted otherwise, the dates shown are the original maturity dates.
The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2012 (see Note 2):

                                    LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                        QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                    --------------------- ----------------- ---------------------- ------------
Long-Term Investment Securities:
  Convertible Bonds & Notes........      $       --         $  1,864,305          $       --       $  1,864,305
  U.S. Corporate Bonds & Notes.....              --          104,090,963             604,857        104,695,820
  Foreign Corporate Bonds & Notes..              --            9,575,915                   0          9,575,915
  Loans............................              --            1,995,307           1,707,039          3,702,346
  Common Stock.....................              --               19,722           1,888,847          1,908,569
  Membership Interest Certificates.              --                   --             251,969            251,969
  Preferred Stock..................       2,403,840                   --                   0          2,403,840
  Warrants.........................              --                   --             145,860            145,860
Repurchase Agreements..............              --            3,575,000                  --          3,575,000
                                         ----------         ------------          ----------       ------------
TOTAL..............................      $2,403,840         $121,121,212          $4,598,572       $128,123,624
                                         ==========         ============          ==========       ============

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2012 -- (CONTINUED)


The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

                                                                                                 MEMBERSHIP
                                      U.S. CORPORATE FOREIGN CORPORATE                COMMON      INTEREST   PREFERRED
                                      BONDS & NOTES    BONDS & NOTES      LOANS       STOCK     CERTIFICATES   STOCK   WARRANTS
                                      -------------- ----------------- -----------  ----------  ------------ --------- --------
Balance as of 3/31/2011..............  $ 4,260,968          $ 0        $ 3,861,973  $1,426,624    $     --     $ 196   $101,370
Accrued discounts....................       53,586           --            153,983          --          --        --         --
Accrued premiums.....................      (28,553)          --                 --          --          --        --         --
Realized gain........................        6,766           --              1,546     618,329          --        --         --
Realized loss........................   (1,639,130)          --             (1,587)   (255,474)         --        --         --
Change in unrealized appreciation(1).    1,548,070           --            416,627   1,119,403          --        --     30,830
Change in unrealized depreciation(1).     (253,749)          --         (1,480,074)   (201,025)         --      (196)        --
Net purchases........................       16,334           --          1,394,040          --          --        --         --
Net sales............................   (3,359,435)          --         (2,639,469)   (819,010)         --        --         --
Transfers into Level 3(2)............           --            0                 --          --     251,969        --     13,660
Transfers out of Level 3(2)..........           --           --                 --          --          --        --         --
                                       -----------          ---        -----------  ----------    --------     -----   --------
Balance as of 03/31/2012.............  $   604,857          $ 0        $ 1,707,039  $1,888,847    $251,969     $   0   $145,860
                                       ===========          ===        ===========  ==========    ========     =====   ========

--------
(1)The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2012 includes:

                                                          MEMBERSHIP
  U.S. CORPORATE FOREIGN CORPORATE               COMMON    INTEREST   PREFERRED
  BONDS & NOTES    BONDS & NOTES      LOANS      STOCK   CERTIFICATES   STOCK   WARRANTS
  -------------- ----------------- -----------  -------- ------------ --------- --------
    $(212,142)          $--        $(1,062,983) $833,464     $--        $(196)  $30,830
    =========           ===        ===========  ========     ===        =====   =======

(2)The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012

NOTE 1. ORGANIZATION

   The SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of four different series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds:
   SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund, and SunAmerica High Yield Bond Fund. On September 23, 2011, the SunAmerica Tax Exempt Insured Fund was liquidated. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives and principal investment techniques for each of the Funds are as follows:

   U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

   GNMA FUND seeks current income, with capital appreciation as a secondary objective, by the active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities. The Fund may also invest in other types of U.S. Government securities.

   STRATEGIC BOND FUND seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include "junk bonds"), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in bonds.

   HIGH YIELD BOND FUND seeks a high level of total return by the active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody's or below BBB by S&P) or determined to be of comparable quality by the investment advisor without regard to the maturities of such securities. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Fund's net assets plus borrowing for investment purposes will be invested in such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each makes distribution and account maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") except that Class B and Class C shares are subject to higher distribution fees.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Fund's in the preparation of its financial statements:

   SECURITY VALUATION: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustee ("the Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

   Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

   Senior secured floating rate loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)

   Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

   Securities for which market quotations are not readily available, and securities for which a development/significant event occurs that may significantly impact the value of the security, are valued as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The various inputs that may be used to determine value of the Funds' investments are summarized into three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of March 31, 2012 are reported on a schedule following the Portfolio of Investments.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

   MORTGAGE-BACKED DOLLAR ROLLS: During the year ended March 31, 2012, the U.S. Government Securities Fund and the GNMA Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)

   None of the Funds had TBA Rolls outstanding at period end. Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the transaction costs. For the year ended March 31, 2012, the U.S. Government Securities Fund and the GMNA Fund had realized gains (losses) from mortgage-backed dollar rolls of $341,953 and $1,419,551 respectively.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC") may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2012, the following Fund held an undivided interest in the joint repurchase agreement with Bank of America:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.62%   $725,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America, dated March 30, 2012, bearing interest at a rate of 0.02% per annum, with a principal amount of $117,360,000, a repurchase price of $117,360,196, and a maturity date of April 2, 2012. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Notes.   4.13%  05/15/15 $108,019,000 $121,612,111

   As of March 31, 2012, the following Fund held an undivided interest in the joint repurchase agreement with BNP Paribas:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.62%   $930,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   BNP Paribas, dated March 30, 2012, bearing interest at a rate of 0.04% per annum, with a principal amount of $150,150,000, a repurchase price of $150,150,501, and a maturity date of April 2, 2012. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Bonds.   5.38%  02/15/31 $112,190,700 $153,096,551

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   As of March 31, 2012, the following Fund held an undivided interest in the joint repurchase agreement with Deutsche Bank:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.61%   $165,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Deutsche Bank, dated March 30, 2012, bearing interest at a rate of 0.04% per annum, with a principal amount of $26,995,000, a repurchase price of $26,995,090, and a maturity date of April 2, 2012. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT       VALUE
------------------   -------- -------- ----------- -----------
U.S. Treasury Notes.   4.25%  08/15/13 $26,196,000 $27,762,259

   As of March 31, 2012, the following Fund held an undivided interest in the joint repurchase agreement with Royal Bank of Scotland:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.62%   $930,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Royal Bank of Scotland, dated March 30, 2012, bearing interest at a rate of 0.05% per annum, with a principal amount of $150,150,000, a repurchase price of $150,150,626, and a maturity date of April 2, 2012. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Notes.   4.38%  08/15/12 $149,877,000 $153,087,365

   As of March 31, 2012, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                            PERCENTAGE  PRINCIPAL
FUND                        OWNERSHIP    AMOUNT
----                        ---------- -----------
U.S. Government Securities.    5.88%   $18,401,000
Strategic Bond.............    1.35      4,239,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated March 30, 2012, bearing interest at a rate of 0.01% per annum, with a principal amount of $313,004,000, a repurchase price of $313,004,261, and a maturity date of April 2, 2012. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Notes.   1.50%  06/30/16 $  1,800,000 $  1,856,250
U.S. Treasury Notes.   2.63%  04/30/18  263,590,000  286,888,457
U.S. Treasury Notes.   2.63%  08/15/20   28,735,000   30,523,351

   As of March 31, 2012, the following Funds held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                            PERCENTAGE  PRINCIPAL
FUND                        OWNERSHIP    AMOUNT
----                        ---------- -----------
U.S. Government Securities.    0.72%   $ 1,802,000
GNMA.......................   17.61     44,025,000

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated March 30, 2012, bearing interest at a rate of 0.03% per annum, with a principal amount of $250,000,000, a repurchase price of $250,000,625, and a maturity date of April 2, 2012. The repurchase agreement is collateralized by the following:

                                       INTEREST                PRINCIPAL
TYPE OF COLLATERAL                       RATE   MATURITY DATE   AMOUNT       VALUE
------------------                     -------- ------------- ----------- -----------
U.S. Treasury Inflation Indexed Notes.   2.00%   04/15/2012   $75,000,000 $84,656,250
U.S. Treasury Inflation Indexed Bonds.   1.88    07/15/2013    75,000,000  97,687,500
U.S. Treasury Inflation Indexed Bonds.   1.88    07/15/2019    57,266,400  72,656,745

   As of March 31, 2012, the following Fund held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.63%   $825,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated March 30, 2012, bearing interest at a rate of 0.05% per annum, with a principal amount of $130,820,000, a repurchase price of $130,820,545, and a maturity date of April 2, 2012. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY  PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE     AMOUNT        VALUE
------------------   -------- -------- ------------ ------------
U.S. Treasury Notes.   1.88%  02/28/14 $129,753,300 $133,744,512

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Paydown gains/losses on mortgage and asset backed securities are recorded as components of interest income on the Statement of Operations. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Realized gains and losses on the sale of investments are calculated on the identified cost basis. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The funds record dividends and distributions to their shareholders on the ex-dividend date.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The amount of dividends and distributions from net investment income and capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain
   (loss), and net assets are not affected by these reclassifications.

   Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any capital gains on investments, to its shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2008.

   In April 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements." ASU 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

   In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                             MANAGEMENT
                                           ASSETS               FEES
                                 --------------------------- ----------
U.S. Government Securities Fund.           $0 - $200 million   0.650%
                                 (greater than) $200 million   0.620
                                 (greater than) $400 million   0.550
GNMA Fund.......................            $0 - $25 million   0.550
                                  (greater than) $25 million   0.500
                                  (greater than) $50 million   0.450
Strategic Bond Fund.............           $0 - $350 million   0.650
                                 (greater than) $350 million   0.600
High Yield Bond Fund............           $0 - $200 million   0.750
                                 (greater than) $200 million   0.720
                                 (greater than) $400 million   0.550

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   The Strategic Bond Fund is subadvised by PineBridge Investments, LLC ("PineBridge). The High Yield Bond Fund is subadvised by Wellington Management Company, LLP ("Wellington Management"). Under the Subadvisory Agreements, PineBridge and Wellington Management manage the investment and reinvestment of the assets of the Strategic Bond Fund and the High Yield Bond Fund, respectively.

   SunAmerica pays PineBridge and Wellington Management fees out of the investment advisory fees it receives from the respective Funds. The portion of the investment advisory fees received by SunAmerica that are paid to PineBridge and Wellington with respect to the Strategic Bond Fund and High Yield Bond Fund are as follows:

                                                   SUBADVISORY
                                ASSETS                FEES
                      ---------------------------- -----------
Strategic Bond Fund..           $0 - $200 million     0.350%
                      (greater than) $200 million     0.250
                      (greater than) $500 million     0.200
High Yield Bond Fund.           $0 - $150 million     0.400
                      (greater than) $150 million     0.350
                      (greater than) $500 million     0.300

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. For the purposes of waived fees and/or reimbursed expense calculations annual Fund operating expenses shall not include extraordinary expenses as determined under generally accepted accounting principles, or acquired Fund fees and expenses. The contractual fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

FUND                                PERCENTAGE
----                                ----------
U.S. Government Securities Class A.    0.99%
U.S. Government Securities Class B.    1.64
U.S. Government Securities Class C.    1.64
GNMA Class A.......................    0.99
GNMA Class B.......................    1.64
GNMA Class C.......................    1.64
Strategic Bond Class A.............    1.40
Strategic Bond Class B.............    2.05
Strategic Bond Class C.............    2.05
High Yield Bond Class A............    1.36
High Yield Bond Class B............    2.01
High Yield Bond Class C............    2.01

   For the U.S. Government Fund and GNMA Fund, any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within the following two years of making such waivers or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   For the year ended March 31, 2012, pursuant to the contractual expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

                                    OTHER EXPENSES
FUND                                  REIMBURSED
----                                --------------
U.S. Government Securities.........    $228,626

                                    CLASS SPECIFIC
                                       EXPENSES
-                                   --------------
U.S. Government Securities Class A.    $315,150
U.S. Government Securities Class B.      22,735
U.S. Government Securities Class C.      45,128
GNMA Class A.......................     385,747
GNMA Class B.......................      36,628
GNMA Class C.......................     104,517
High Yield Bond Class A............     137,828
High Yield Bond Class B............      33,089
High Yield Bond Class C............      69,274

   At March 31, 2012, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                                    OTHER EXPENSES
FUND                                  REIMBURSED
----                                --------------
U.S. Government Securities.........    $449,969

                                    CLASS SPECIFIC
                                       EXPENSES
                                      REIMBURSED
-                                   --------------
U.S. Government Securities Class A.    $710,773
U.S. Government Securities Class B.      53,912
U.S. Government Securities Class C.      92,543
GNMA Class A.......................     790,702
GNMA Class B.......................      92,596
GNMA Class C.......................     225,653

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class in accordance with the provisions of Rule 12b-1 under the 1940 Act (each a "Plan" and collectively the "Plans"), hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   The Class A, Class B and Class C Plans, provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund's Class A, Class B and Class C shares respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. Accordingly, for the year ended March 31, 2012, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   SACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. SACS has advised the Funds that For the year ended March 31, 2012, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

                                                  CLASS A                           CLASS B       CLASS C
                            ---------------------------------------------------- ------------- -------------
                                                                    CONTINGENT    CONTINGENT    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED      DEFERRED
FUND                        CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES SALES CHARGES
----                        -------- -------------- -------------- ------------- ------------- -------------
U.S. Government Securities. $ 32,072    $ 6,639        $ 19,780       $21,242       $16,812       $   931
GNMA.......................  247,339     63,866         143,968         5,159        26,870         5,874
Strategic Bond.............  272,811     35,388         192,587         2,152        71,734        20,216
High Yield Bond............  108,162      7,451          84,654           181        22,131         4,561

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2012, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                             PAYABLE AT
FUND                              EXPENSES MARCH 31, 2012
----                              -------- --------------
US Government Securities Class A. $289,410    $22,242
US Government Securities Class B.   11,155        902
US Government Securities Class C.   31,259      2,768
GNMA Class A.....................  564,849     49,596
GNMA Class B.....................   35,949      2,909
GNMA Class C.....................  137,457     12,248
Strategic Bond Class A...........  602,040     55,357
Strategic Bond Class B...........  113,057      9,730
Strategic Bond Class C...........  545,572     46,733
High Yield Bond Class A..........  168,341     15,572
High Yield Bond Class B..........   29,223      2,205
High Yield Bond Class C..........   80,983      6,626

   As of March 31, 2012, 6.9% of the GNMA Fund's total outstanding shares were held through Pershing LLC in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser. The following affiliates also owned a percentage of the total outstanding shares of the following funds; Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of SunAmerica Series, Inc., owned 7.0% and 16.8% of the U.S. Government Securities Fund, respectively; Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio owned 9.3% and 6.9% of the GNMA Fund, respectively; and Focused Multi-Asset Strategy Portfolio owned 7.7% of Strategic Bond Fund.

   On August 10 and August 11, 2011, the U.S. Government Securities Fund purchased $10,000,000 par value and $4,000,000 par value, respectively, of the foreign security Temasek Financial I, Ltd., 4.50%, due 09/21/2015. The Fund is prohibited from investing in foreign securities. On August 19, 2011, the Fund sold its holdings in this foreign security for a gain to the Fund of $29,856.

   As of the date of this report, the United States Department of the Treasury ("Department of the Treasury") owned a majority of outstanding shares of common stock of American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS and SAFS. AIG has stated that it understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


NOTE 4. PURCHASES AND SALES OF SECURITIES

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2012 were as follows:

                                                      U.S.
                                                   GOVERNMENT
                                                   SECURITIES      GNMA      STRATEGIC   HIGH YIELD
                                                      FUND         FUND      BOND FUND   BOND FUND
                                                  ------------ ------------ ------------ -----------
Purchases (excluding U.S. government securities). $ 15,699,424 $         -- $711,404,365 $69,183,844
Sales (excluding U.S. government securities).....   15,729,280           --  701,506,861  63,747,583
Purchases of U.S. government securities..........  165,503,121  297,364,687  120,944,564          --
Sales of U.S. government securities..............  203,601,300  316,061,302  101,120,969          --

NOTE 5. FEDERAL INCOME TAXES

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, distributions payable, deferred compensation plans, amortization of premium/discount, and treatment of defaulted securities.

                                          DISTRIBUTABLE EARNINGS              TAX DISTRIBUTIONS
                                    FOR THE YEAR ENDED MARCH 31, 2012     FOR THE YEAR ENDED MARCH 31, 2012
                                 ---------------------------------------  ---------------------------------
                                              LONG-TERM      UNREALIZED
                                  ORDINARY  GAINS/CAPITAL   APPRECIATION   ORDINARY         LONG-TERM
                                   INCOME   LOSS CARRYOVER (DEPRECIATION)   INCOME        CAPITAL GAINS
                                 ---------- -------------- --------------   -----------   -------------
U.S. Government Securities Fund. $2,245,412  $         --   $ 8,513,265   $ 3,484,062      $       --
GNMA Fund.......................    291,878         3,556    12,070,792    12,404,286       7,272,727
Strategic Bond Fund.............         --   (68,706,115)    4,683,936    29,313,671              --
High Yield Bond Fund............         --   (54,084,740)   (9,886,333)    8,905,911              --

                                     TAX DISTRIBUTIONS
                                 FOR THE YEAR ENDED MARCH 31, 2011
                                 ---------------------------------
                                  ORDINARY         LONG-TERM
                                   INCOME        CAPITAL GAINS
                                   -----------   -------------
U.S. Government Securities Fund. $ 5,676,490       $439,590
GNMA Fund.......................  21,291,432             --
Strategic Bond Fund.............  32,878,518             --
High Yield Bond Fund............  10,431,835             --

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                   U.S.
                                                GOVERNMENT
                                                SECURITIES       GNMA        STRATEGIC    HIGH YIELD
                                                   FUND          FUND        BOND FUND    BOND FUND
                                               ------------  ------------  ------------  ------------
Cost.......................................... $129,227,323  $326,233,706  $602,679,987  $138,009,957
                                               ============  ============  ============  ============
Appreciation..................................    8,898,493    12,236,308    19,345,374     7,155,706
Depreciation..................................     (385,228)     (165,516)  (14,635,278)  (17,042,039)
                                               ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) -- net. $  8,513,265  $ 12,070,792  $  4,710,096  $ (9,886,333)
                                               ============  ============  ============  ============

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   As of March 31, 2012, for Federal income tax purposes, the Funds indicated below have capital loss carryforwads, which expire in the year indicated, which are available to offset future capital gains, if any:

                                          CAPITAL LOSS CARRYFORWARD                UNLIMITED
                            ------------------------------------------------------ ---------
FUND                        2013 2014 2015    2016       2017        2018     2019 ST   LT
----                        ---- ---- ---- ---------- ----------- ----------- ---- ---  ---
U.S. Government Securities. $--  $--  $--  $       -- $        -- $        -- $--  $--  $--
GNMA.......................  --   --   --          --          --          --  --   --   --
Strategic Bond.............  --   --   --          --  13,580,985  55,125,130  --   --   --
High Yield Bond............  --   --   --   3,377,192   9,384,737  41,322,811  --   --   --

   On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changes various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

   The Fund's indicated below, utilized capital loss carryforwards, which offset net realized taxable gains and had expired capital loss carryforwards in the year ended March 31, 2012:

                            CAPITAL LOSS CAPITAL LOSS
                            CARRYFORWARD CARRYFORWARD
FUND                          UTILIZED     EXPIRED
----                        ------------ ------------
U.S. Government Securities.  $       --      $--
GNMA.......................          --       --
Strategic Bond.............   2,052,494       --
High Yield Bond............     674,231       --

   Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended March 31, 2012, the Portfolios elected to defer late year ordinary losses and post October capital losses as follows:

                                               DEFERRED POST-OCTOBER DEFERRED POST-OCTOBER
                            DEFERRED LATE YEAR      SHORT-TERM             LONG-TERM
FUND                          ORDINARY LOSS        CAPITAL LOSS          CAPITAL LOSS
----                        ------------------ --------------------- ---------------------
U.S. Government Securities.        $--               $     --              $ 56,656
GNMA.......................         --                653,865               596,282
Strategic Bond.............         --                343,440                    --
High Yield Bond............         --                 21,141                    --

   For the period March 31, 2012, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, tax character of distributions, treatment of defaulted securities and treatment of foreign currency to the components of net assets as follows:

                             ACCUMULATED    ACCUMULATED
                            UNDISTRIBUTED  UNDISTRIBUTED
                            NET INVESTMENT NET REALIZED   CAPITAL
FUND                        INCOME (LOSS)   GAIN (LOSS)   PAID-IN
----                        -------------- ------------- ---------
U.S. Government Securities.   $  310,663    $  (309,803) $    (860)
GNMA.......................    3,220,273     (3,206,659)   (13,614)
Strategic Bond.............    2,392,913     (1,951,729)  (441,184)
High Yield Bond............      816,609       (386,393)  (430,216)

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


NOTE 6. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each Fund were as follows:

                                                    U.S. GOVERNMENT SECURITIES FUND
                -------------------------------------------------------------------------------------------------------
                                        CLASS A                                             CLASS B
                ------------------------------------------------------  -----------------------------------------------
                          FOR THE                     FOR THE                  FOR THE                  FOR THE
                        YEAR ENDED                  YEAR ENDED                YEAR ENDED              YEAR ENDED
                      MARCH 31, 2012              MARCH 31, 2011            MARCH 31, 2012          MARCH 31, 2011
                --------------------------  --------------------------  ---------------------  ------------------------
                   SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT
                -----------  -------------  -----------  -------------  --------  -----------  ----------  ------------
Shares
 sold(1)(2)....   1,405,257  $  14,128,533    3,046,784  $  29,548,060   163,944  $ 1,641,064     180,013  $  1,766,350

 Reinvested
 dividends.....     265,168      2,644,161      497,819      4,807,911     6,063       60,550      14,515       139,900
Shares
 redeemed(1)(2)  (5,046,881)   (50,447,645)  (5,044,057)   (49,165,213) (297,805)  (2,949,533)   (491,629)   (4,766,732)
                -----------  -------------  -----------  -------------  --------  -----------  ----------  ------------
Net
 increase
 (decrease)....  (3,376,456) $ (33,674,951)  (1,499,454) $ (14,809,242) (127,798) $(1,247,919)   (297,101) $ (2,860,482)
                ===========  =============  ===========  =============  ========  ===========  ==========  ============

                            U.S. GOVERNMENT SECURITIES FUND
                ------------------------------------------------------
                                        CLASS C
                ------------------------------------------------------
                          FOR THE                     FOR THE
                        YEAR ENDED                  YEAR ENDED
                      MARCH 31, 2012              MARCH 31, 2011
                --------------------------  --------------------------
                   SHARES        AMOUNT        SHARES        AMOUNT
                -----------  -------------  -----------  -------------
Shares
 sold..........     463,474  $   4,664,490      383,411  $   3,767,034

 Reinvested
 dividends.....      16,984        169,767       29,503        283,865
Shares
 redeemed......    (406,740)    (4,067,868)    (587,418)    (5,704,619)
                -----------  -------------  -----------  -------------
Net
 increase
 (decrease)....      73,718  $     766,389     (174,504) $  (1,653,720)
                ===========  =============  ===========  =============

                                                               GNMA FUND
                -------------------------------------------------------------------------------------------------------
                                        CLASS A                                             CLASS B
                ------------------------------------------------------  -----------------------------------------------
                          FOR THE                     FOR THE                  FOR THE                  FOR THE
                        YEAR ENDED                  YEAR ENDED                YEAR ENDED              YEAR ENDED
                      MARCH 31, 2012              MARCH 31, 2011            MARCH 31, 2012          MARCH 31, 2011
                --------------------------  --------------------------  ---------------------  ------------------------
                   SHARES        AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT
                -----------  -------------  -----------  -------------  --------  -----------  ----------  ------------
Shares
 sold(3)(4)....  10,752,999  $ 127,166,757    5,379,295  $  64,344,170   303,238  $ 3,588,788     263,241  $  3,143,580

 Reinvested
 dividends.....     950,324     11,157,553    1,038,883     12,183,827    50,306      591,739      84,817       996,311
Shares
 redeemed(3)(4) (10,644,733)  (125,557,144) (10,123,858)  (119,724,529) (679,990)  (8,029,528) (1,381,943)  (16,447,756)
                -----------  -------------  -----------  -------------  --------  -----------  ----------  ------------
Net
 increase
 (decrease)....   1,058,590  $  12,767,166   (3,705,680) $ (43,196,532) (326,446) $(3,849,001) (1,033,885) $(12,307,865)
                ===========  =============  ===========  =============  ========  ===========  ==========  ============

                                       GNMA FUND
                ------------------------------------------------------
                                        CLASS C
                ------------------------------------------------------
                          FOR THE                     FOR THE
                        YEAR ENDED                  YEAR ENDED
                      MARCH 31, 2012              MARCH 31, 2011
                --------------------------  --------------------------
                   SHARES        AMOUNT        SHARES        AMOUNT
                -----------  -------------  -----------  -------------
Shares
 sold..........   1,561,756  $  18,543,947    1,530,789  $  18,436,539

 Reinvested
 dividends.....     180,002      2,120,243      205,407      2,412,799
Shares
 redeemed......  (1,454,595)   (17,222,966)  (2,654,445)   (31,485,438)
                -----------  -------------  -----------  -------------
Net
 increase
 (decrease)....     287,163  $   3,441,224     (918,249) $ (10,636,100)
                ===========  =============  ===========  =============

--------
(1)For the year ended March 31, 2012, includes automatic conversion of 124,754 shares of Class B shares in the amount of $1,237,798, to 124,831 shares of Class A shares in the amount of $1,237,798.
(2)For the year ended March 31, 2011, includes automatic conversion of 193,580 shares of Class B shares in the amount of $1,879,855, to 193,616 shares of Class A shares in the amount of $1,879,855.
(3)For the year ended March 31, 2012, includes automatic conversion of 408,762 shares of Class B shares in the amount of $4,825,027 to shares 409,970 of Class A shares in the amount of $4,825,027.
(4)For the year ended March 31, 2011, includes automatic conversion of 843,418 shares of Class B shares in the amount of $10,050,720 to shares 845,598 of Class A shares in the amount of $10,050,720.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)

                                                           STRATEGIC BOND FUND
                ---------------------------------------------------------------------------------------------------------
                                       CLASS A                                               CLASS B
                -----------------------------------------------------  --------------------------------------------------
                         FOR THE                     FOR THE                    FOR THE                   FOR THE
                        YEAR ENDED                 YEAR ENDED                 YEAR ENDED                YEAR ENDED
                      MARCH 31, 2012             MARCH 31, 2011             MARCH 31, 2012            MARCH 31, 2011
                -------------------------  --------------------------  ------------------------  ------------------------
                   SHARES       AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                -----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares
 sold(1)(2)....  36,753,274  $125,996,809   22,628,092  $  77,319,848   2,571,494  $  8,806,180   2,765,629  $  9,415,936

 Reinvested
 dividends.....   3,129,147    10,710,874    3,180,495     10,853,981     372,194     1,273,594     458,590     1,564,244
Shares
 redeemed(1)(2) (26,954,012)  (92,309,285) (38,630,452)  (131,255,393) (2,941,428)  (10,102,470) (3,238,059)  (11,037,855)
                -----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Net
 increase
 (decrease)....  12,928,409  $ 44,398,398  (12,821,865) $ (43,081,564)      2,260  $    (22,696)    (13,840) $    (57,675)
                ===========  ============  ===========  =============  ==========  ============  ==========  ============

                                 STRATEGIC BOND FUND
                -----------------------------------------------------
                                       CLASS C
                -----------------------------------------------------
                         FOR THE                     FOR THE
                        YEAR ENDED                 YEAR ENDED
                      MARCH 31, 2012             MARCH 31, 2011
                -------------------------  --------------------------
                   SHARES       AMOUNT        SHARES        AMOUNT
                -----------  ------------  -----------  -------------
Shares
 sold..........  13,236,961  $ 45,773,697   12,447,478  $  42,527,651

 Reinvested
 dividends.....   1,758,235     6,038,058    2,079,522      7,121,755
Shares
 redeemed...... (14,347,592)  (49,387,349) (19,380,988)   (66,358,228)
                -----------  ------------  -----------  -------------
Net
 increase
 (decrease)....     647,604  $  2,424,406   (4,853,988) $ (16,708,822)
                ===========  ============  ===========  =============

                                                           HIGH YIELD BOND FUND
                ---------------------------------------------------------------------------------------------------------
                                       CLASS A                                               CLASS B
                -----------------------------------------------------  --------------------------------------------------
                         FOR THE                     FOR THE                    FOR THE                   FOR THE
                        YEAR ENDED                 YEAR ENDED                 YEAR ENDED                YEAR ENDED
                      MARCH 31, 2012             MARCH 31, 2011             MARCH 31, 2012            MARCH 31, 2011
                -------------------------  --------------------------  ------------------------  ------------------------
                   SHARES       AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                -----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares
 sold(3)(4)....  19,270,829  $ 64,460,601    8,240,345  $  27,927,583     386,434  $  1,305,757     644,061  $  2,176,466

 Reinvested
 dividends.....     933,291     3,152,130    1,013,613      3,444,144     144,270       487,870     204,366       694,841
Shares
 redeemed(3)(4) (17,965,878)  (60,320,917) (11,093,022)   (37,411,064) (1,654,246)   (5,614,909) (1,742,702)   (5,929,013)
                -----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Net
 increase
 (decrease)....   2,238,242  $  7,291,814   (1,839,064) $  (6,039,337) (1,123,542) $ (3,821,282)   (894,275) $ (3,057,706)
                ===========  ============  ===========  =============  ==========  ============  ==========  ============

                                 HIGH YIELD BOND FUND
                -----------------------------------------------------
                                       CLASS C
                -----------------------------------------------------
                         FOR THE                     FOR THE
                        YEAR ENDED                 YEAR ENDED
                      MARCH 31, 2012             MARCH 31, 2011
                -------------------------  --------------------------
                   SHARES       AMOUNT        SHARES        AMOUNT
                -----------  ------------  -----------  -------------
Shares
 sold..........   2,588,354  $  8,822,795    2,177,154  $   7,443,311

 Reinvested
 dividends.....     374,739     1,272,132      463,761      1,583,986
Shares
 redeemed......  (3,367,694)  (11,416,462)  (4,700,769)   (16,042,293)
                -----------  ------------  -----------  -------------
Net
 increase
 (decrease)....    (404,601) $ (1,321,535)  (2,059,854) $  (7,014,996)
                ===========  ============  ===========  =============

--------
(1)For the year ended March 31, 2012, includes automatic conversion of 712,012 shares of Class B shares in the amount of $2,437,443 to 711,863 shares of Class A shares in the amount of $2,437,443.
(2)For the year ended March 31, 2011, includes automatic conversion of 999,134 shares of Class B shares in the amount of $3,408,891 to 999,134 shares of Class A shares in the amount of $3,408,891.
(3)For the year ended March 31, 2012, includes automatic conversion of 591,269 shares of Class B shares in the amount of $2,015,970 to 592,730 shares of Class A shares in the amount of $2,015,970.
(4)For the year ended March 31, 2011, includes automatic conversion of 538,294 shares of Class B shares in the amount of $1,830,519 to 539,503 shares of Class A shares in the amount of $1,830,519.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


NOTE 7. LINE OF CREDIT

   The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statement of Operations. Prior to September 16, 2011, the commitment fee was 12.5 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended March 31, 2012, the following Funds had borrowings:

                    DAYS     INTEREST AVERAGE DEBT WEIGHTED AVERAGE
FUND             OUTSTANDING CHARGES    UTILIZED       INTEREST
----             ----------- -------- ------------ ----------------
GNMA............     14       $1,215   $2,221,415        1.41%
Strategic Bond..     17        2,338    3,588,933        1.38
High Yield Bond.      3          221    1,905,123        1.39

   At March 31, 2012, there were no borrowings outstanding.

NOTE 8. INTERFUND LENDING AGREEMENT

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended March 31, 2012, none of the Funds participated in this program.

NOTE 9. TRUSTEES' RETIREMENT PLAN

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2012 -- (CONTINUED)


   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                            RETIREMENT RETIREMENT RETIREMENT
                               PLAN       PLAN       PLAN
                            LIABILITY   EXPENSE    PAYMENTS
                            ---------- ---------- ----------
FUND                              AS OF MARCH 31, 2012
----                        --------------------------------
U.S. Government Securities.  $10,416     $  344     $2,517
GNMA.......................    5,568        690      1,175
Strategic Bond.............    6,005      1,048      1,167
High Yield Bond............    4,496        254      1,050

NOTE 10. INVESTMENT CONCENTRATION

   The High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   The U.S. Government Securities Fund and the GNMA Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the U.S. Government Securities Fund's and the GNMA Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government agencies or instrumentalities. At
   March 31, 2012, the Funds had 44.6% and 82.4%, respectively, of their total net assets invested in such securities.

NOTE 11. SECURITY TRANSACTIONS WITH AFFILIATED PORTFOLIOS

   The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended March 31, 2012, the following Funds engaged in security transactions with affiliated Funds:

                                         COST OF   PROCEEDS    REALIZED
       PORTFOLIO                        PURCHASES FROM SALES  GAIN/(LOSS)
       ---------                        --------- ----------- -----------
       U.S. Government Securities Fund.    $--    $15,729,280   $29,856

        SUNAMERICA INCOME FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the four funds constituting SunAmerica Income Funds (the "Funds'') at March 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
May 29, 2012

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2012 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers who oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                                 NUMBER OF
                                     TERM OF                                      FUNDS IN
                     POSITION(S)    OFFICE AND                                  FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS         TRUSTEE(1)     HELD BY TRUSTEE(2)
-------------------- -----------  -------------- ------------------------------ ------------ ---------------------------
DISINTERESTED
TRUSTEES

Dr. Judith L. Craven  Trustee      2001-present  Retired.                            82      Director, Belo Corporation
Age: 66                                                                                      (1992-present); Director,
                                                                                             Sysco Corporation (1996-
                                                                                             present); Director, Luby's
                                                                                             Inc. (1998-present).

William F. Devin      Trustee      2001-present  Retired.                            82      Director, Boston Options
Age: 73                                                                                      Exchange (2001-present).

Richard W. Grant      Trustee;     2011-present  Retired. Prior to that,             34      None
Age: 66               Chairman                   Attorney and Partner at
                      of the                     Morgan Lewis and Bockius
                      Board                      (1989 to 2011).

Stephen J. Gutman     Trustee      1985-present  Vice President and                  34      None
Age: 68                                          Associate Broker, Corcoran
                                                 Group (real estate) (2003-
                                                 present); President and
                                                 Managing Member, Beau-
                                                 Brummell Soho LLC
                                                 (licensing of menswear
                                                 specialty retailing and other
                                                 activities) (1995-2009); SJG
                                                 Marketing, Inc. (2009-
                                                 present).

William J. Shea       Trustee      2004-present  Executive Chairman, Lucid,          34      Chairman of the Board,
Age: 64                                          Inc., (medical technology                   Royal and SunAlliance Co.
                                                 and information) (2007-                     U.S.A., Inc. (2004-2006);
                                                 present); Managing                          Director, Boston Private
                                                 Director, DLB Capital, LLC                  Financial Holdings (2004-
                                                 (private equity) (2006-                     present); Chairman,
                                                 2007).                                      Demoullas Supermarkets
                                                                                             (1999-present); Director,
                                                                                             NASDAQ OMXBX (2008-
                                                                                             present).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2012 -- (UNAUDITED) (CONTINUED)

                                                                               NUMBER OF
                                     TERM OF                                    FUNDS IN
                     POSITION(S)    OFFICE AND                                FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)    DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -----------  -------------- ---------------------------- ------------ --------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee       1995-present  President, CEO and               82              None
Age: 50                                          Director, SunAmerica,
                                                 (1995-present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993-present); Chairman,
                                                 Advisor Group, Inc. (2004-
                                                 present).


OFFICERS

John T. Genoy        President     2007-present  Chief Financial Officer,         N/A             N/A
Age: 43                                          SunAmerica (2002-present);
                                                 Senior Vice President,
                                                 SunAmerica (2003-present);
                                                 Chief Operating Officer,
                                                 SunAmerica (2006-present).



Donna M. Handel      Treasurer     2002-present  Senior Vice President,           N/A             N/A
Age: 45                                          SunAmerica (2004-present).





Gregory N. Bressler  Chief         2005-present  Senior Vice President and        N/A             N/A
Age: 46              Legal                       General Counsel,
                     Officer                     SunAmerica (2005-present);
                     and                         Vice President and Director
                     Secretary                   of U.S. Asset Management
                                                 Compliance, Goldman
                                                 Sachs Asset Management,
                                                 L.P. (2004-2005).








        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2012 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                                       TERM OF                                   FUNDS IN
                     POSITION(S)      OFFICE AND                               FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)    DURING PAST 5 YEARS       TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -------------  -------------- --------------------------- ------------ --------------------
Timothy Pettee        Vice           2004-present  Chief Investment Officer,       N/A              N/A
Age: 53               President                    SunAmerica (2003-
                                                   present).

Michael Cheah         Vice           2000-present  Senior Vice President,          N/A              N/A
Age: 52               President                    SunAmerica (1999-present).

James Nichols         Vice           2006-present  Director, President and         N/A              N/A
Age: 45               President                    CEO, SACS (2006-
                                                   present); Senior Vice
                                                   President, SACS (2002-
                                                   2006); Senior Vice
                                                   President, SunAmerica
                                                   (2002-present).

Katherine Stoner      Chief          June 2011-    Vice President, SunAmerica      N/A              N/A
Age: 55               Compliance     present       Asset Management Corp.
                      Officer                      (May 2011-present); Vice
                      ("CCO")                      President, The Variable
                                                   Annuity Life Insurance
                                                   Company ("VALIC") and
                                                   Western National Life
                                                   Insurance Company
                                                   ("WNL") (2006-present);
                                                   Deputy General Counsel
                                                   and Secretary, VALIC and
                                                   WNL (2007-present); Vice
                                                   President, VALIC Financial
                                                   Advisors, Inc. and VALIC
                                                   Retirement Services
                                                   Company (2010-present).

Gregory R. Kingston   Vice           2002-present  Vice President, SunAmerica      N/A              N/A
Age: 46               President                    (2001-present).
                      and
                      Assistant
                      Treasurer

Nori L. Gabert        Vice           2002-present  Vice President and Deputy       N/A              N/A
Age: 58               President                    General Counsel,
                      and                          SunAmerica (2005-
                      Assistant                    present).
                      Secretary

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2012 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                                       TERM OF                                   FUNDS IN
                     POSITION(S)      OFFICE AND                               FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)    DURING PAST 5 YEARS       TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- --------------------------- ------------ --------------------
Matthew J. Hackethal  Anti-            2006-       Chief Compliance Officer,       N/A              N/A
Age: 40               Money            present     SunAmerica (2006-present);
                      Laundering                   Vice President, Credit
                      Compliance                   Suisse Asset Management,
                      Officer                      LLC (2001-2006); CCO,
                                                   Credit Suisse Alternative
                                                   Funds (2005-2006).




--------
* The business address for each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The "Fund Complex" includes the Trust (4 funds), SunAmerica Equity Funds (3 funds), SunAmerica Series, Inc. (11 portfolios), SunAmerica Money Market Funds, Inc. (1 fund); Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (36 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (6 portfolios).
(2)Trusteeships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies regulated under the 1940 Act.
(3)Mr. Harbeck is an "interested person" of the Funds, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustees' retirement plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

        SUNAMERICA INCOME FUNDS
        SHAREHOLDER TAX INFORMATION -- MARCH 31, 2012 -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended March 31, 2012. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2013.

For the year ended March 31, 2012, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                NET      QUALIFYING % FOR THE
                                             LONG-TERM      70% DIVIDENDS
                                           CAPITAL GAINS  RECEIVED DEDUCTION
                                           ------------- --------------------
  U.S. Government Securities Fund Class A.     $  --              -- %
  U.S. Government Securities Fund Class B.        --               --
  U.S. Government Securities Fund Class C.        --               --
  GNMA Fund Class A.......................      0.25               --
  GNMA Fund Class B.......................      0.25               --
  GNMA Fund Class C.......................      0.25               --
  Strategic Bond Fund Class A.............        --             1.62
  Strategic Bond Fund Class B.............        --             1.62
  Strategic Bond Fund Class C.............        --             1.62
  High Yield Bond Fund Class A............        --             2.67
  High Yield Bond Fund Class B............        --             2.67
  High Yield Bond Fund Class C............        --             2.67

For the year ended March 31, 2012, certain dividends paid by the Strategic Bond Fund and High Yield Bond Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                                                AMOUNT
                                               --------
                         Strategic Bond Fund.. $467,615
                         High Yield Bond Fund.  227,837

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND

The SunAmerica U.S. Government Securities Fund Class A shares returned 8.34% (before maximum sales charge) for the 12-month period ended March 31, 2012. The Fund closely tracked its benchmark, the Bank of America Merrill Lynch ("BofA ML") U.S. Treasury Master Index/*/, which returned 8.51% during the same period.

The U.S. Treasury market enjoyed a strong return during the annual period, as the yield on the 10-year U.S. Treasury note began the annual period on April 1, 2011 at 3.45%, fell to a record low of 1.67% in September and then rose only modestly to end the calendar year at 1.89%. The 10-year U.S. Treasury yield then rose to 2.22% by the end of March 2012. Most of the sector's rally can be attributed to the third quarter of 2011 when the 10-year U.S. Treasury note produced a total return of more than 12%, as measured by the BofA ML 10-Year Treasury Index./*/ This was its highest quarterly total return since the fourth quarter of 2008, which were the months immediately following the announced bankruptcy of Lehman Brothers. During the third quarter of 2011, geopolitical events, most notably the sovereign debt crisis in Europe, dominated the headlines. Thus, even after U.S. government debt lost its AAA credit rating in an unprecedented downgrade by Standard & Poor's following the gridlock in the U.S. Congress regarding the U.S. debt ceiling, investors continued to demand U.S. Treasuries. Indeed, U.S. debt auctions were quite successful during the autumn months.

During the first quarter of 2012, investors recognized that the European sovereign debt crisis seemed to be contained, and U.S. economic data, including that in the key labor, manufacturing and consumer spending areas, strengthened, albeit modestly. Corporate earnings remained attractive. In turn, investor risk aversion abated, such that equities and non-Treasury fixed income sectors rallied. The U.S. Treasury market, as measured by the BofA ML U.S. Treasury Master Index, posted a return of -1.29% for the quarter.

For the annual period overall, U.S. Treasury yields fell across the spectrum of maturities, but yields declined more among longer-term maturities. In turn, the U.S. Treasury yield curve flattened during the annual period as a whole, meaning the difference in yields between 2-year and 30-year U.S. Treasuries narrowed.

Not surprisingly, the Fund's performance was impacted significantly during the annual period by fluctuations in underlying U.S. Treasury security performance. During the first three quarters of the annual period, when U.S. Treasury yields declined with intensifying investor concern, the Fund delivered positive returns. During the first quarter of 2012, when U.S. Treasury yields rose as improving economic data and reduced fears regarding Europe encouraged investors to take on more risk, the Fund lost ground.

During the annual period, the Fund pursued a strategy of increasing its allocation to mortgage-backed securities, including Government National Mortgage Association (GNMA) securities. This contributed positively to the Fund's absolute results, as mortgage-backed securities generated positive returns during the annual period. The BofA ML Mortgages GNMA Master Index/*/ returned 7.66% for the 12 months ended March 31, 2012, supported by the U.S. Treasury Department's orderly selling of its holdings of mortgage-backed securities. Also buoying the sector was the Federal Reserve Board's decision during the third quarter of 2011 to reinvest paydowns from its mortgage-backed securities and agency debt holdings back into the mortgage-backed securities market. Global money managers and banks continued to like U.S. agency mortgage-backed securities for the higher yields they offered compared to U.S. Treasuries.

Also contributing positively to the Fund's annual results was its duration positioning. The Fund held a longer duration position than the BofA ML U.S. Treasury Master Index through much of the annual period. While this positioning hurt during the first quarter of 2012 when interest rates rose, this detracting effect was more than offset by the positive contribution of declining interest rates overall during the first three quarters of the annual period.

The primary detractor from the Fund's results was its sizable position in cash and cash equivalents, as fixed income assets overall generated a higher return than cash. We had increased the Fund's allocation to cash during the annual period as we felt market conditions warranted a more defensive and conservative portfolio stance. The Fund had an average weighting of 16.82% of its total net assets in cash and cash equivalents during the annual period.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)


At the end of the annual period, the Fund had approximately 40.7% of its total net assets invested in U.S. Treasuries, 44.3% in GNMAs, 0.4% in government-related agency securities and 14.6% in cash and cash equivalents. The cash position was held primarily in repurchase agreements. The Fund maintained a longer duration than its benchmark index at the end of the annual period.


--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*The BANK OF AMERICA MERRILL LYNCH (BOFA ML) U.S. TREASURY MASTER INDEX tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. The BANK OF AMERICA MERRILL LYNCH (BOFA ML) 10-YEAR TREASURY INDEX is a sub-index of the BofA ML U.S. Treasury Master Index that measures the total return performance of U.S. Treasury bonds with maturities of 10 years or longer. The BANK OF AMERICA MERRILL LYNCH (BOFA
 ML) MORTGAGES GNMA MASTER INDEX is a subset of the Bank of America Merrill Lynch U.S. Mortgage Backed Securities Index (which tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market) including all securities issued by Ginnie Mae except for interest-only fixed rate mortgage pools and hybrids. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in U.S. Government Securities Fund Class A shares would have increased to $15,568. The same amount invested in securities mirroring the performance of the (i) BofA Merrill Lynch U.S. Treasury Master Index would be valued at $17,335 and (ii) the Barclays U.S. Government Index would be valued at $17,150.

                                     [CHART]

                    U.S. Government
                       Securities           Barclays Capital
                      Fund Class A#       U.S. Government Index**
                   ------------------     ---------------------
3/31/2001               9,529                10,000.00
4/30/2001               9,436                 9,898.00
5/31/2001               9,453                 9,930.66
6/30/2001               9,520                 9,976.34
7/31/2001               9,754                10,215.78
8/31/2001               9,857                10,342.45
9/30/2001              10,025                10,522.41
10/31/2001             10,215                10,793.89
11/30/2001              9,972                10,552.11
12/31/2001              9,844                10,460.33
1/31/2002               9,939                10,528.05
2/28/2002              10,067                10,625.25
3/31/2002               9,857                10,394.15
4/30/2002              10,105                10,641.82
5/31/2002              10,189                10,705.61
6/30/2002              10,339                10,855.42
7/31/2002              10,537                11,093.75
8/31/2002              10,746                11,313.58
9/30/2002              11,001                11,578.85
10/31/2002             10,983                11,485.78
11/30/2002             10,917                11,386.87
12/31/2002             11,155                11,662.76
1/31/2003              11,135                11,633.53
2/28/2003              11,282                11,821.22
3/31/2003              11,250                11,787.51
4/30/2003              11,293                11,842.13
5/31/2003              11,572                12,149.50
6/30/2003              11,497                12,085.89
7/31/2003              10,863                11,586.31
8/31/2003              10,969                11,651.12
9/30/2003              11,359                11,989.81
10/31/2003             11,193                11,819.12
11/30/2003             11,204                11,832.74
12/31/2003             11,307                11,937.57
1/31/2004              11,407                12,036.44
2/29/2004              11,532                12,180.60
3/31/2004              11,620                12,287.84
4/30/2004              11,242                11,918.09
5/31/2004              11,196                11,874.01
6/30/2004              11,267                11,922.17
7/31/2004              11,375                12,033.23
8/31/2004              11,591                12,267.58
9/30/2004              11,610                12,292.52
10/31/2004             11,703                12,390.39
11/30/2004             11,610                12,243.14
12/31/2004             11,703                12,352.66
1/31/2005              11,797                12,430.13
2/28/2005              11,741                12,342.33
3/31/2005              11,691                12,301.20
4/30/2005              11,905                12,498.61
5/31/2005              12,007                12,643.37
6/30/2005              12,042                12,714.60
7/31/2005              11,912                12,561.18
8/31/2005              12,087                12,746.43
9/30/2005              11,934                12,595.61
10/31/2005             11,805                12,507.04
11/30/2005             11,859                12,563.60
12/31/2005             12,018                12,680.14
1/31/2006              12,011                12,658.45
2/28/2006              12,038                12,678.57
3/31/2006              11,887                12,564.40
4/30/2006              11,798                12,529.38
5/31/2006              11,776                12,531.90
6/30/2006              11,804                12,566.86
7/31/2006              11,966                12,716.89
8/31/2006              12,155                12,896.49
9/30/2006              12,264                13,011.29
10/31/2006             12,334                13,079.28
11/30/2006             12,470                13,212.02
12/31/2006             12,368                13,120.81
1/31/2007              12,331                13,104.68
2/28/2007              12,547                13,306.36
3/31/2007              12,511                13,309.83
4/30/2007              12,568                13,376.14
5/31/2007              12,437                13,270.94
6/30/2007              12,371                13,265.59
7/31/2007              12,540                13,454.63
8/31/2007              12,695                13,657.79
9/30/2007              12,763                13,744.33
10/31/2007             12,868                13,844.91
11/30/2007             13,203                14,225.35
12/31/2007             13,203                14,256.97
1/31/2008              13,469                14,598.34
2/29/2008              13,548                14,736.47
3/31/2008              13,613                14,834.15
4/30/2008              13,438                14,625.87
5/31/2008              13,248                14,465.90
6/30/2008              13,341                14,550.25
7/31/2008              13,351                14,613.86
8/31/2008              13,545                14,763.01
9/30/2008              13,652                14,829.71
10/31/2008             13,558                14,788.85
11/30/2008             14,251                15,490.04
12/31/2008             14,725                16,023.42
1/31/2009              14,318                15,624.79
2/28/2009              14,241                15,582.37
3/31/2009              14,531                15,865.47
4/30/2009              14,299                15,654.43
5/31/2009              14,155                15,535.74
6/30/2009              14,172                15,514.96
7/31/2009              14,273                15,589.16
8/31/2009              14,388                15,711.94
9/30/2009              14,517                15,829.42
10/31/2009             14,531                15,831.87
11/30/2009             14,643                16,034.34
12/31/2009             14,303                15,670.86
1/31/2010              14,473                15,898.59
2/28/2010              14,506                15,963.96
3/31/2010              14,422                15,844.46
4/30/2010              14,563                15,994.93
5/31/2010              14,825                16,239.90
6/30/2010              15,071                16,516.92
7/31/2010              15,104                16,628.97
8/31/2010              15,396                16,924.13
9/30/2010              15,278                16,932.36
10/31/2010             15,160                16,921.79
11/30/2010             15,105                16,808.08
12/31/2010             14,908                16,536.09
1/31/2011              14,795                16,536.81
2/28/2011              14,855                16,527.16
3/31/2011              14,872                16,522.24


U.S. GOVERNMENT SECURITIES FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      3.23%     8.34%    3.74%     7.74%    6.64%     7.64%
--------------------------------------------------------------------------
5 Year Return      4.17%    28.78%    4.19%    24.80%    4.51%    24.69%
--------------------------------------------------------------------------
10 Year Return     4.53%    63.46%    4.50%    55.35%    4.36%    53.22%
--------------------------------------------------------------------------
Since Inception*   5.05%   160.86%    5.77%   331.76%    4.62%    78.48%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/1/93; Class B: 03/3/86; Class C: 06/1/99.
# For the purpose of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. The average annual returns in the table also reflect the impact of the maximum sales charge with respect to the Class A shares and the CDSC with respect to the Class C shares, as applicable.

For the 12-month period ending March 31, 2012, the SunAmerica U.S. Government Securities Fund Class A returned 3.23%, compared to 8.51% for the BofA Merrill Lynch U.S. Treasury Master Index and compared to 7.89% for the Barclays U.S. Government Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

* The Fund changed its benchmark from the Barclays U.S. Government Index to BofA Merrill Lynch U.S. Treasury Master Index, which management believes is a comparable index. Management further believes that the change will enhance the operations and administration of the Fund. The BofA Merrill Lynch U.S. Treasury Master Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in domestic market. Indices are not managed and an investor cannot invest directly into an index.
** The Barclays U.S. Government Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Indicies are not managed and an investor cannot invest directly into an index.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GNMA FUND

The SunAmerica GNMA Fund Class A shares returned 6.69% (before maximum sales charge) for the 12-month period ended March 31, 2012. The Fund underperformed its benchmark, the Bank of America Merrill Lynch ("BofA ML") Mortgages GNMA Master Index/*/, which returned 7.66% during the same period.

U.S. agency mortgage-backed securities turned in solid performance during the annual period overall, however volatility was high. U.S. mortgage-backed securities lagged the rally in U.S. Treasury securities during the first half of the annual period amid increased market volatility and concern that falling interest rates would lead to faster prepayments. Adding to prepayment risk was that lower interest rates spurred economic incentives for eligible borrowers to refinance. However, following the Federal Reserve Board's decision to reinvest paydowns from its mortgage-backed securities and agency debt holdings back into the mortgage-backed securities market, agency mortgage-backed securities rallied. Indeed, during the second half of the annual period overall, mortgage-backed securities generally outperformed comparable duration U.S. Treasury securities, although it wasn't quite enough to offset the underperformance during the first half. During the second half of the annual period, markets continued to anticipate a pickup in refinancing given historically low mortgage rates and government efforts to help more homeowners; however, the U.S. economy had improved, leading market participants to scale back their expectations for additional quantitative easing. In turn, reduced investor risk aversion along with robust demand, both from individual investors and from commercial banks and real estate investment trusts, supported the strong performance of U.S. agency mortgage-backed securities. Global money managers and banks continued to like U.S. agency mortgage-backed securities for the higher yields they offered compared to U.S. Treasuries. A support to the sector throughout the annual period was the U.S. Treasury Department's orderly selling of its holdings of U.S. agency mortgage-backed securities beginning in March 2011, a program initiated to help protect the process of repair of the housing finance market.

The Fund's allocation to U.S. Treasuries also contributed positively to its results relative to its benchmark. U.S. Treasuries, which are not a component of the BofA ML Mortgages GNMA Master Index, outperformed mortgage-backed securities during the annual period.

Also contributing positively to the Fund's results was its duration positioning. The Fund held a longer duration position than the BofA ML Mortgages GNMA Master Index through much of the annual period. While this positioning hurt during the first quarter of 2012 when interest rates rose, this detracting effect was more than offset by the positive contribution of declining interest rates overall during the first three quarters of the annual period.

Conversely, individual issue selection within the GNMA sector detracted from the Fund's results during the annual period, particularly our emphasis on higher coupon securities. The Fund was significantly overweight relative to its benchmark index in 5.5% coupon securities. Similarly, the Fund was underweight securities with 4% to 4.5% coupons relative to the benchmark. Lower coupon securities outperformed higher coupon mortgages during the annual period as a whole, given the greater prepayment risk of higher coupon mortgage securities. Thus, such positioning hurt the Fund's relative results.

Another detractor from the Fund's results was its sizable position in cash and cash equivalents, as fixed income assets overall generated a higher return than cash. We had increased the Fund's allocation to cash during the annual period as we felt market conditions warranted a more defensive and conservative portfolio stance. The Fund had an average weighting of 14.3% of its total net assets in cash and cash equivalents during the annual period.

At the end of the annual period, the Fund had approximately 82.4% of its total net assets invested in GNMAs, 4.6% in U.S. Treasuries and 13.0% in cash and cash equivalents. The Fund maintained a modestly longer duration than its benchmark index at the end of the annual period.

--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*The BANK OF AMERICA MERRILL LYNCH (BOFA ML) MORTGAGES GNMA MASTER INDEX is a subset of the Bank of America Merrill Lynch U.S. Mortgage Backed Securities Index including all securities issued by Ginnie Mae except for interest-only fixed rate mortgage pools and hybrids. The Bank of America Merrill Lynch U.S. Mortgage Backed Securities Index tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in GNMA Fund Class A shares would have increased to $16,173. The same amount invested in securities mirroring the performance of the (i) BofA Merrill Lynch Mortgages GNMA Master Index would be valued at $17,613 and the (ii) Citigroup Mortgage GNMA Index would be valued at $17,581.

                                     [CHART]

                                    Citigroup Mortgage
             GNMA Fund Class A#        GNMA Index**
             -------------------    ------------------
3/31/2001           9,529              10,000.00
4/30/2001           9,488              10,021.20
5/31/2001           9,517              10,102.00
6/30/2001           9,547              10,122.71
7/31/2001           9,821              10,305.50
8/31/2001           9,903              10,381.66
9/30/2001          10,087              10,522.04
10/31/2001         10,285              10,658.89
11/30/2001         10,023              10,569.57
12/31/2001          9,914              10,541.05
1/31/2002          10,021              10,655.48
2/28/2002          10,181              10,756.99
3/31/2002           9,971              10,657.19
4/30/2002          10,223              10,840.10
5/31/2002          10,292              10,915.28
6/30/2002          10,414              10,998.15
7/31/2002          10,575              11,121.35
8/31/2002          10,716              11,212.01
9/30/2002          10,883              11,306.33
10/31/2002         10,916              11,341.79
11/30/2002         10,899              11,346.79
12/31/2002         11,056              11,460.72
1/31/2003          11,082              11,495.94
2/28/2003          11,192              11,558.21
3/31/2003          11,195              11,554.92
4/30/2003          11,255              11,582.22
5/31/2003          11,413              11,588.92
6/30/2003          11,388              11,621.33
7/31/2003          10,780              11,437.57
8/31/2003          10,912              11,505.69
9/30/2003          11,280              11,682.75
10/31/2003         11,168              11,656.54
11/30/2003         11,157              11,702.82
12/31/2003         11,291              11,805.52
1/31/2004          11,380              11,864.24
2/29/2004          11,471              11,942.70
3/31/2004          11,538              11,992.48
4/30/2004          11,236              11,804.22
5/31/2004          11,195              11,771.51
6/30/2004          11,291              11,879.31
7/31/2004          11,412              11,981.04
8/31/2004          11,591              12,162.85
9/30/2004          11,603              12,187.14
10/31/2004         11,697              12,289.05
11/30/2004         11,658              12,255.94
12/31/2004         11,736              12,345.51
1/31/2005          11,805              12,420.79
2/28/2005          11,739              12,379.86
3/31/2005          11,701              12,347.57
4/30/2005          11,829              12,476.76
5/31/2005          11,904              12,569.54
6/30/2005          11,936              12,610.49
7/31/2005          11,884              12,569.28
8/31/2005          11,990              12,674.03
9/30/2005          11,909              12,618.85
10/31/2005         11,838              12,559.22
11/30/2005         11,865              12,589.76
12/31/2005         12,003              12,757.84
1/31/2006          12,032              12,793.58
2/28/2006          12,046              12,820.68
3/31/2006          11,956              12,731.43
4/30/2006          11,898              12,685.19
5/31/2006          11,853              12,653.79
6/30/2006          11,862              12,658.93
7/31/2006          12,027              12,839.69
8/31/2006          12,193              13,051.03
9/30/2006          12,282              13,128.39
10/31/2006         12,362              13,223.20
11/30/2006         12,463              13,352.79
12/31/2006         12,431              13,334.58
1/31/2007          12,411              13,334.27
2/28/2007          12,589              13,501.38
3/31/2007          12,581              13,526.19
4/30/2007          12,639              13,593.01
5/31/2007          12,539              13,519.01
6/30/2007          12,459              13,435.21
7/31/2007          12,588              13,545.55
8/31/2007          12,740              13,713.59
9/30/2007          12,830              13,828.17
10/31/2007         12,975              13,969.82
11/30/2007         13,279              14,248.87
12/31/2007         13,292              14,267.11
1/31/2008          13,505              14,512.09
2/29/2008          13,618              14,583.84
3/31/2008          13,675              14,620.81
4/30/2008          13,586              14,604.63
5/31/2008          13,416              14,525.13
6/30/2008          13,481              14,532.80
7/31/2008          13,477              14,528.00
8/31/2008          13,641              14,685.69
9/30/2008          13,756              14,786.54
10/31/2008         13,591              14,573.91
11/30/2008         14,177              15,112.48
12/31/2008         14,446              15,380.08
1/31/2009          14,346              15,373.02
2/28/2009          14,413              15,465.06
3/31/2009          14,629              15,704.77
4/30/2009          14,594              15,740.48
5/31/2009          14,585              15,761.11
6/30/2009          14,550              15,751.76
7/31/2009          14,679              15,923.48
8/31/2009          14,783              16,022.74
9/30/2009          14,873              16,147.92
10/31/2009         14,966              16,241.18
11/30/2009         15,171              16,455.62
12/31/2009         14,878              16,204.30
1/31/2010          15,089              16,405.71
2/28/2010          15,155              16,490.52
3/31/2010          15,148              16,503.31
4/30/2010          15,269              16,625.14
5/31/2010          15,521              16,848.99
6/30/2010          15,694              17,071.92
7/31/2010          15,842              17,258.78
8/31/2010          15,912              17,314.54
9/30/2010          15,824              17,235.25
10/31/2010         15,944              17,413.78
11/30/2010         15,934              17,395.29
12/31/2010         15,790              17,279.11
1/31/2011          15,768              17,304.07
2/28/2011          15,851              17,363.14
3/31/2011          15,873              17,395.55

GNMA FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      1.59%     6.69%    1.99%     5.99%    5.07%     6.07%
--------------------------------------------------------------------------
5 Year Return      5.10%    34.60%    5.11%    30.27%    5.43%    30.24%
--------------------------------------------------------------------------
10 Year Return     4.93%    69.84%    4.75%    59.11%    4.76%    59.21%
--------------------------------------------------------------------------
Since Inception*   5.76%   195.63%    7.13%   634.12%    5.17%    90.98%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/11/93; Class B: 04/25/83; Class C: 06/1/99.
# For the purpose of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. The average annual returns in the table also reflect the impact of the maximum sales charge with respect to the Class A shares and the CDSC with respect to the Class C shares, as applicable.

For the 12-month period ending March 31, 2012, the SunAmerica GNMA Fund Class A returned 1.59%, compared to 7.66% for the BofA Merrill Lynch Mortgages GNMA Master Index and compared to 7.71% for the Citigroup Mortgage GNMA Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

* The Fund changed its benchmark from the Citigroup Mortgage GNMA Index to BofA Merrill Lynch Mortgages GNMA Master Index, which management believes is a comparable index. Management further believes that the change will enhance the operations and administration of the Fund. The BofA Merrill Lynch Mortgages GNMA Master Index is a subset of the BofA Merrill Lynch U.S. Mortgage Backed Securities Index including all securities issued by Ginnie Mae except for interest-only only fixed mortgage pools and hybrids. The BofA Merrill Lynch U.S. Mortgage Backed Securities Index tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market. Indices are not managed and an investor cannot invest directly into an index.
**The Citigroup Mortgage GNMA Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA STRATEGIC BOND FUND

The SunAmerica Strategic Bond Fund Class A shares returned 5.30% (before maximum sales charge) for the 12-month period ended March 31, 2012. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index/*/, which returned 7.71% during the same annual period. The Fund's relative underperformance can be attributed primarily to sector selection during the annual period. Performance of the Fund was challenged as non-Treasury sectors underperformed through the spring, summer and autumn of 2011. Nevertheless, in the first quarter of 2012, the Fund recaptured some of its performance relative to its benchmark when non-Treasury sectors rallied as investors became more comfortable with both the sovereign debt situation in Europe and the global economic outlook.

More specifically, the Fund's results were negatively impacted by allocations to commercial mortgage-backed securities ("CMBS"), emerging markets and high yield corporate bonds. The Fund's allocation to CMBS particularly detracted from performance when the sector sold off in mid-2011. Similarly, the Fund's exposure to emerging markets and high yield corporate bonds especially detracted from relative performance when risk assets broadly sold off during the second half of 2011. Conversely, an allocation to agency mortgage-backed securities benefited the Fund's results following the Federal Reserve Board's quantitative easing program and a general flight to quality.

A prevalent theme in the Fund during the annual period was to be more U.S.-centric in our investing. Specifically, the Fund was biased toward holding more U.S. investment grade and high yield corporate bonds. We took this stance given widespread concern regarding the sovereign debt crisis in Europe and the potential for a policy error by one of the central banks in the emerging markets countries. Within the investment grade corporate bond sector, we favored credits in the Industrial and Energy sectors, which generally performed well versus the benchmark. An overweight exposure in the Financial sector hurt the Fund's relative performance, although positioning within the Financial sector to regional banks contributed positively from a security selection standpoint. Unlike larger commercial banks in the U.S., regional banks generally did not have exposure to Europe, a major driver of underperformance within the group. In the High Yield sector, we moved the Fund's exposure to bonds rated CCC to underweight in favor of securities rated BB and B as the annual period progressed. In general, the Fund actively participated in the primary market. In the Investment Grade Credit sector, the Fund invested in several deals that were attractively priced given the market volatility at the time. In the High Yield asset class, the first quarter of 2012 marked the largest on record for primary issuance.

While the Fund was increasingly U.S-centric, portions of the Fund were allocated to non-U.S. dollar denominated sovereign and emerging markets bonds, which meant country exposure also had an impact on results during the annual period. Exposure to bonds in the Kingdom of Norway and the U.K. added particular value, while certain bond positions in South Korea and Brazil detracted from relative results.

Security selection overall was the greatest positive contributor to the Fund's performance during the annual period. Top performing securities in the portfolio included sovereign debt positions in Venezuela and Indonesia. High yield and investment grade corporate positions overall benefited the Fund as well. Such positive contributors more than offset the detracting effect of positions in select CMBS and in the sovereign debt of Hungary and Brazil.

Also contributing positively to the Fund's results during the annual period was its duration positioning. The Fund had a longer duration position than its benchmark index, which benefited the portfolio overall, as interest rates declined through the first three quarters of the annual period.

As of March 31, 2012, the Fund was overweight, within the credit sector, to utilities. The Fund was also overweight relative to its benchmark index in asset-backed securities and commercial mortgage-backed securities. On the same date, the Fund was underweight relative to its benchmark in U.S. Treasuries, agency securities, supranationals and, within the credit sector, to financials. Within the credit sector, the Fund had a neutral weighting relative to its benchmark index in industrials at the end of the annual period.

--------
Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations and economic and political instability.

*The BARCLAYS U.S. AGGREGATE BOND INDEX represents securities that are
 SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Strategic Bond Fund Class A shares would have increased to $20,423. The same amount invested in securities mirroring the performance of the Barclays U.S. Aggregate Bond Index would be valued at $17,572.

                                    [CHART]

               Strategic Bond Fund    Barclays Capital U.S.
                      Class A#        Aggregate Bond Index**
               -------------------    ---------------------
3/31/2001             9,526                10,000.00
4/30/2001             9,407                 9,958.00
5/31/2001             9,504                10,017.75
6/30/2001             9,493                10,055.82
7/31/2001             9,556                10,281.07
8/31/2001             9,720                10,399.30
9/30/2001             9,484                10,519.93
10/31/2001            9,710                10,739.80
11/30/2001            9,858                10,591.59
12/31/2001            9,820                10,524.26
1/31/2002             9,894                10,609.46
2/28/2002             9,952                10,712.27
3/31/2002             9,948                10,534.10
4/30/2002            10,137                10,738.39
5/31/2002            10,092                10,829.61
6/30/2002             9,844                10,923.30
7/31/2002             9,657                11,055.05
8/31/2002             9,908                11,241.69
9/30/2002             9,884                11,423.79
10/31/2002            9,965                11,371.71
11/30/2002           10,183                11,368.71
12/31/2002           10,413                11,603.52
1/31/2003            10,575                11,613.44
2/28/2003            10,759                11,774.20
3/31/2003            10,851                11,765.10
4/30/2003            11,264                11,862.21
5/31/2003            11,613                12,083.38
6/30/2003            11,711                12,059.38
7/31/2003            11,416                11,653.95
8/31/2003            11,587                11,731.29
9/30/2003            11,976                12,041.81
10/31/2003           12,042                11,929.58
11/30/2003           12,217                11,958.10
12/31/2003           12,538                12,079.79
1/31/2004            12,751                12,176.99
2/29/2004            12,738                12,308.75
3/31/2004            12,808                12,401.02
4/30/2004            12,534                12,078.32
5/31/2004            12,371                12,029.97
6/30/2004            12,591                12,097.95
7/31/2004            12,739                12,217.88
8/31/2004            13,004                12,450.96
9/30/2004            13,199                12,484.71
10/31/2004           13,434                12,589.40
11/30/2004           13,707                12,488.98
12/31/2004           14,085                12,603.92
1/31/2005            14,116                12,683.01
2/28/2005            14,235                12,608.20
3/31/2005            13,967                12,543.38
4/30/2005            14,030                12,713.13
5/31/2005            14,174                12,850.68
6/30/2005            14,355                12,920.75
7/31/2005            14,415                12,803.23
8/31/2005            14,637                12,967.35
9/30/2005            14,617                12,833.67
10/31/2005           14,431                12,732.14
11/30/2005           14,534                12,788.48
12/31/2005           14,729                12,910.00
1/31/2006            14,929                12,910.79
2/28/2006            15,027                12,953.60
3/31/2006            14,923                12,826.51
4/30/2006            15,029                12,803.30
5/31/2006            14,840                12,789.58
6/30/2006            14,817                12,816.72
7/31/2006            15,140                12,989.99
8/31/2006            15,379                13,188.88
9/30/2006            15,443                13,304.73
10/31/2006           15,636                13,392.76
11/30/2006           15,872                13,548.15
12/31/2006           15,896                13,469.49
1/31/2007            15,872                13,463.94
2/28/2007            16,062                13,671.56
3/31/2007            16,127                13,672.00
4/30/2007            16,280                13,745.74
5/31/2007            16,257                13,641.50
6/30/2007            16,099                13,601.18
7/31/2007            15,896                13,714.64
8/31/2007            15,965                13,882.74
9/30/2007            16,344                13,988.03
10/31/2007           16,608                14,113.69
11/30/2007           16,449                14,367.49
12/31/2007           16,517                14,407.86
1/31/2008            16,497                14,649.94
2/29/2008            16,471                14,670.22
3/31/2008            16,497                14,720.26
4/30/2008            16,713                14,689.52
5/31/2008            16,696                14,581.79
6/30/2008            16,488                14,570.09
7/31/2008            16,379                14,558.19
8/31/2008            16,368                14,696.30
9/30/2008            15,483                14,498.93
10/31/2008           13,667                14,156.70
11/30/2008           13,404                14,617.49
12/31/2008           13,936                15,162.89
1/31/2009            14,071                15,029.06
2/28/2009            13,891                14,972.32
3/31/2009            14,076                15,180.46
4/30/2009            14,832                15,253.11
5/31/2009            15,494                15,363.71
6/30/2009            15,793                15,451.04
7/31/2009            16,461                15,700.31
8/31/2009            16,712                15,862.87
9/30/2009            17,331                16,029.54
10/31/2009           17,471                16,108.71
11/30/2009           17,714                16,317.23
12/31/2009           17,774                16,062.11
1/31/2010            17,913                16,307.51
2/28/2010            17,985                16,368.39
3/31/2010            18,343                16,348.32
4/30/2010            18,646                16,518.50
5/31/2010            18,121                16,657.44
6/30/2010            18,430                16,918.66
7/31/2010            19,028                17,099.25
8/31/2010            19,235                17,319.24
9/30/2010            19,609                17,337.72
10/31/2010           19,985                17,399.40
11/30/2010           19,618                17,299.39
12/31/2010           19,844                17,112.85
1/31/2011            20,045                17,132.72
2/28/2011            20,236                17,175.59
3/31/2011            20,318                17,185.08


STRATEGIC BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      0.37%     5.30%    0.61%     4.60%    3.63%     4.63%
--------------------------------------------------------------------------
5 Year Return      4.74%    32.28%    4.73%    27.92%    5.14%    28.46%
--------------------------------------------------------------------------
10 Year Return     7.40%   114.45%    7.33%   102.80%    7.28%   102.01%
--------------------------------------------------------------------------
Since Inception*   6.70%   246.58%    7.11%   243.97%    6.76%   224.73%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. The average annual returns in the table also reflect the impact of the maximum sales charge with respect to the Class A shares and the CDSC with respect to the Class C shares, as applicable.

For the 12-month period ending March 31, 2012, the SunAmerica Strategic Bond Fund Class A returned 0.37%, compared to 7.71% for the Barclays U.S. Aggregate Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Barclays U.S. Aggregate Bond Index represents securities that are
   SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA HIGH YIELD BOND FUND

The SunAmerica High Yield Bond Fund Class A shares gained 4.52% (before maximum sales charge) for the 12-month period ended March 31, 2012. The Fund underperformed its benchmark, the Citigroup High Yield Market Index/*/, which returned 6.70% during the same annual period.

Security selection was the primary driver of the Fund's underperformance during the annual period; and it detracted most in the consumer cyclical services, utilities and media non-cable industries. Only partially offsetting these detractors was effective security selection in the paper, supermarkets, aerospace and defense, and retail stores industries. Among the greatest individual detractors from the Fund's relative returns during the annual period were holdings in Vertrue, an Internet direct marketer of membership programs for various industries; TXU, an energy utility; Aquilex Holdings, a provider of maintenance, repair, overhaul and industrial cleaning solutions to the energy industry; and Le-Nature's, a beverage company. Contributing positively to relative results were positions in MXEnergy Holdings, a retail energy supplier delivering natural gas and utilities; Caraustar Industries, a recycled paperboard and packaging solutions company; Wornick, a leading supplier of convenience foods and military rations to institutional customers; and Sprint Nextel, a wireless and wireline communications operator.

Sector allocation also detracted from the Fund's results relative to its benchmark index during the annual period, albeit more modestly. Overweight allocations to the comparatively weak paper and financial services industries weighed on the Fund's relative performance. Having underweight exposure to the building materials and restaurant industries, which were stronger, further detracted from the Fund's relative results during the annual period. Only partially offsetting these detractors was the positive impact of the Fund having underweight allocations to the lagging wireless and media non-cable industries. The Fund's overweight position in the information technology sector also aided results.

From a credit quality perspective, higher-quality segments of the high yield bond market generally outperformed lower-quality segments during the annual period. After starting the annual period on relatively stable ground due to strong corporate earnings out of the U.S., fears crept back into the markets during the third quarter of 2011. Volatility spiked due both to solvency concerns in the Eurozone, with Greece as the focal point, and to the uncertain outcome of the U.S. debt ceiling debate. In addition, slowing economic expansion in China and the U.S. caused investors to worry that the world economy could slip back into recession. Fears of weakening economic growth, lower corporate profits and extreme investor risk aversion conspired against the high yield corporate bond asset class. Indeed, the high yield corporate bond market was the worst performing credit sector during the third quarter of 2011.

In spite of these concerns, the high yield bond market rallied strongly during the second half of the annual period given better than expected global economic data and a strong policy response toward the Eurozone sovereign debt crisis by the European Central Bank. Also, the U.S. Federal Reserve Board's target to keep interest rates "exceptionally low" until at least late 2014 buoyed investors' appetites for risk assets during the second half of the annual period. As risk aversion abated, high yield bond mutual funds saw net inflows of $11.9 billion during the fourth quarter of 2011 and $20.8 billion during the first quarter of 2012. New issuance totaled $98.1 billion during the first quarter of 2012, the highest single quarter sum in the history of the high yield market.+ Amidst these market conditions, the Fund's underweight allocation to B-rated securities hurt its relative results. Conversely, an overweight allocation to securities rated BB and an underweight exposure to securities rated CCC contributed positively to the Fund's relative results. During the annual period, the BB-rated securities in the Citigroup High Yield Market Index returned 7.5%, and securities rated B returned 7.2%. CCC-rated securities in the Citigroup High Yield Market Index posted a return of 3.3% for the annual period. Security selection among B-rated names and securities rated CCC and below further detracted from the Fund's results.

As of March 31, 2012, the Fund was overweight relative to its benchmark index in the media cable, financial institutions and health care industries where we had high conviction. The Fund was underweight its benchmark in the home construction, building materials and media non-cable industries at the end of the annual period.

--------
Past performance is no guarantee of future results.

High-yield bonds tend to have lower interest-rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates.

*The CITIGROUP HIGH YIELD MARKET INDEX is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.
+Barclays Capital High Yield Corporate Update, April 2, 2012.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in High Yield Bond Fund Class A shares would have increased to $18,198. The same amount invested in securities mirroring the performance of the Citigroup High Yield Market Index would be valued at $23,700.

                                     [CHART]


                High Yield Bond Fund              Citigroup High
                      Class A#                   Yield Market Index**
                --------------------            --------------------
3/31/2001             9,529                         10,000.00
4/30/2001             9,339                          9,852.89
5/31/2001             9,471                         10,011.02
6/30/2001             9,254                          9,735.75
7/31/2001             9,292                          9,919.04
8/31/2001             9,413                         10,054.43
9/30/2001             9,016                          9,330.60
10/31/2001            9,198                          9,640.49
11/30/2001            9,409                         10,006.89
12/31/2001            9,348                          9,942.81
1/31/2002             9,338                          9,985.19
2/28/2002             9,163                          9,876.66
3/31/2002             9,351                         10,139.53
4/30/2002             9,440                         10,305.59
5/31/2002             9,282                         10,177.77
6/30/2002             8,590                          9,281.33
7/31/2002             8,221                          8,861.71
8/31/2002             8,266                          9,198.99
9/30/2002             8,166                          9,018.12
10/31/2002            8,089                          8,987.12
11/30/2002            8,538                          9,673.05
12/31/2002            8,638                          9,790.88
1/31/2003             8,883                         10,155.38
2/28/2003             8,948                         10,291.46
3/31/2003             9,121                         10,638.05
4/30/2003             9,664                         11,298.84
5/31/2003             9,836                         11,373.94
6/30/2003            10,162                         11,727.42
7/31/2003            10,110                         11,554.12
8/31/2003            10,237                         11,672.64
9/30/2003            10,597                         12,018.54
10/31/2003           10,780                         12,297.94
11/30/2003           10,964                         12,468.82
12/31/2003           11,330                         12,788.88
1/31/2004            11,715                         13,010.06
2/29/2004            11,566                         12,938.74
3/31/2004            11,497                         13,020.05
4/30/2004            11,519                         12,975.61
5/31/2004            11,324                         12,750.98
6/30/2004            11,634                         12,940.93
7/31/2004            11,718                         13,107.21
8/31/2004            11,854                         13,346.85
9/30/2004            12,018                         13,528.22
10/31/2004           12,298                         13,808.65
11/30/2004           12,737                         13,967.65
12/31/2004           13,118                         14,168.33
1/31/2005            13,194                         14,149.04
2/28/2005            13,425                         14,361.61
3/31/2005            13,023                         13,958.18
4/30/2005            12,808                         13,765.93
5/31/2005            13,062                         14,049.13
6/30/2005            13,383                         14,284.43
7/31/2005            13,735                         14,491.15
8/31/2005            14,024                         14,551.44
9/30/2005            13,923                         14,406.05
10/31/2005           13,740                         14,298.56
11/30/2005           13,894                         14,335.42
12/31/2005           14,083                         14,462.55
1/31/2006            14,390                         14,689.59
2/28/2006            14,426                         14,762.97
3/31/2006            14,534                         14,869.43
4/30/2006            14,739                         14,950.73
5/31/2006            14,725                         14,940.74
6/30/2006            14,677                         14,875.97
7/31/2006            14,857                         15,036.86
8/31/2006            15,168                         15,288.02
9/30/2006            15,348                         15,499.55
10/31/2006           15,564                         15,721.77
11/30/2006           15,681                         15,983.26
12/31/2006           15,866                         16,175.86
1/31/2007            15,947                         16,327.78
2/28/2007            16,121                         16,554.95
3/31/2007            16,135                         16,579.22
4/30/2007            16,350                         16,803.58
5/31/2007            16,400                         16,930.15
6/30/2007            16,174                         16,606.70
7/31/2007            15,603                         16,063.30
8/31/2007            15,755                         16,258.02
9/30/2007            16,143                         16,687.27
10/31/2007           16,274                         16,794.24
11/30/2007           15,971                         16,423.17
12/31/2007           16,010                         16,473.05
1/31/2008            15,411                         16,265.40
2/29/2008            15,131                         16,054.68
3/31/2008            15,179                         15,985.91
4/30/2008            15,776                         16,690.86
5/31/2008            15,901                         16,779.69
6/30/2008            15,731                         16,225.95
7/31/2008            15,341                         15,982.94
8/31/2008            15,325                         16,025.15
9/30/2008            14,098                         14,741.65
10/31/2008           11,538                         12,480.07
11/30/2008           10,133                         11,263.48
12/31/2008           10,166                         12,205.40
1/31/2009            10,493                         12,865.36
2/28/2009            10,253                         12,378.95
3/31/2009            10,222                         12,808.17
4/30/2009            11,167                         14,363.18
5/31/2009            11,925                         15,228.57
6/30/2009            12,233                         15,696.63
7/31/2009            12,964                         16,658.31
8/31/2009            13,031                         16,876.72
9/30/2009            13,644                         17,849.44
10/31/2009           13,922                         18,129.13
11/30/2009           14,068                         18,324.11
12/31/2009           14,510                         18,941.51
1/31/2010            14,658                         19,152.07
2/28/2010            14,708                         19,142.03
3/31/2010            15,173                         19,706.48
4/30/2010            15,546                         20,148.82
5/31/2010            14,876                         19,485.60
6/30/2010            15,021                         19,721.64
7/31/2010            15,543                         20,396.55
8/31/2010            15,557                         20,367.28
9/30/2010            16,034                         20,971.31
10/31/2010           16,373                         21,496.17
11/30/2010           16,185                         21,252.29
12/31/2010           16,493                         21,654.06
1/31/2011            16,830                         22,144.29
2/28/2011            17,063                         22,437.03
3/31/2011            17,157                         22,522.20



HIGH YIELD BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -0.32%     4.52%   -0.33%     3.55%    2.59%     3.56%
--------------------------------------------------------------------------
5 Year Return      1.08%    10.83%    1.16%     7.38%    1.41%     7.24%
--------------------------------------------------------------------------
10 Year Return     6.17%    91.23%    6.15%    81.70%    6.02%    79.51%
--------------------------------------------------------------------------
Since Inception*   4.71%    94.60%    4.66%    84.28%    4.73%    71.09%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/2/98; Class B: 11/2/98; Class C: 08/21/00.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. The average annual returns in the table also reflect the impact of the maximum sales charge with respect to the Class A shares and the CDSC with respect to the Class C shares, as applicable.

For the 12-month period ending March 31, 2012, the SunAmerica High Yield Bond Fund Class A returned -0.32%, compared to 6.70% for the Citigroup High Yield Market Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

   DIRECTORS/TRUSTEES         VOTING PROXIES ON       DISCLOSURE OF
    Richard W. Grant          TRUST PORTFOLIO         QUARTERLY PORTFOLIO
    Peter A. Harbeck          SECURITIES              HOLDINGS
    Dr. Judith L. Craven      A description of the    The Trust is required
    William F. Devin          policies and            to file its com-plete
    Stephen J. Gutman         proce-dures that the    schedule of portfolio
    William J. Shea           Trust uses to           holdings with the U.S.
                              determine how to vote   Securities and
   OFFICERS                   proxies relating to     Exchange Commission
    John T. Genoy, President  secu-rities held in a   for its first and
    Donna M. Handel,          Fund's portfolio,       third fiscal quarters
      Treasurer               which is available in   on Form N-Q. The
    James Nichols, Vice       the Trust's Statement   Trust's Forms N-Q are
      President               of Additional           available on the
    Timothy Pettee, Vice      Information, may be     U.S. Securities and
      President               ob-tained without       Exchange Commis-sion
    Michael Cheah, Vice       charge upon request,    website at
      President               by calling (800)        www.sec.gov. You can
    Katherine Stoner, Vice    858-8850. The           also review and obtain
      President and Chief     in-formation is also    copies of the Forms
      Compliance Officer      available from the      N-Q at the U.S.
    Gregory N. Bressler,      EDGAR database on the   Securities and
      Chief Legal Officer     U.S. Secu-rities and    Exchange Commission
      and Secretary           Exchange Commission's   Public Refer-ence Room
    Nori L. Gabert, Vice      website at              in Washington DC
      President and           http://www.sec.gov.     (information on the
      Assistant Secretary                             operation of the
    Kathleen Fuentes,         DELIVERY OF             Public Reference Room
      Assistant Secretary     SHAREHOLDER DOCUMENTS   may be ob-tained by
    John E. McLean,           The Funds have adopted  calling
      Assistant Secretary     a policy that allows    1-800-SEC-0330).
    Gregory R. Kingston,      them to send only one
      Vice President and      copy of a Fund's        PROXY VOTING RECORD ON
      Assistant Treasurer     prospectus, proxy       SUNAMERICA INCOME FUNDS
    Christopher A. Okeke,     material, annual        Information regarding
      Assistant Treasurer     report and semi-annual  how the Funds voted
    Matthew J. Hackethal,     report (the             proxies relating to
      Anti-Money Laundering   "shareholder            securities held in the
      Compliance Officer      documents") to          Funds during the most
                              shareholders with       recent twelve month
   INVESTMENT ADVISER         multiple accounts       period ended June 30
    SunAmerica Asset          residing at the same    is available, once
      Management Corp.        "household." This       filed with the U.S.
    Harborside Financial      practice is called      Securities and
      Center                  householding and        Exchange Commission,
    3200 Plaza 5              reduces Fund expenses,  without charge, upon
    Jersey City, NJ           which benefits you and  request, by calling
      07311-4992              other shareholders.     (800) 858-8850 or on
                              Unless the Funds        the U.S. Securities
   DISTRIBUTOR                receive instructions    and Exchange
    SunAmerica Capital        to the con-trary, you   Commission's website
      Services, Inc.          will only receive one   at http://www.sec.gov.
    Harborside Financial      copy of the
      Center                  shareholder documents.  This report is
    3200 Plaza 5              The Funds will          submitted solely for
    Jersey City, NJ           continue to household   the general
      07311-4992              the share-holder        information of
                              documents               shareholders of the
   SHAREHOLDER SERVICING      indefinitely, until we  Funds. Distribution of
   AGENT                      are instructed          this report to persons
    SunAmerica Fund           otherwise. If you do    other than
      Services, Inc.          not wish to             shareholders of the
    Harborside Financial      participate in          Funds is authorized
      Center                  householding please     only in con-nection
    3200 Plaza 5              contact Shareholder     with a currently
    Jersey City, NJ           Services at (800)       effective pro-spectus,
      07311-4992              858-8850 ext. 6010 or   setting forth details
                              send a written request  of the Funds, which
   CUSTODIAN AND TRANSFER     with your name, the     must precede or
   AGENT                      name of your fund(s)    accom-pany this report.
    State Street Bank and     and your account
      Trust Company           number(s) to
    P.O. Box 419572           SunAmerica Mutual
    Kansas City, MO           Funds c/o BFDS, P.O.
      64141-6572              Box 219186, Kansas
                              City MO, 64121-9186.
                              We will resume
                              individual mailings
                              for your account
                              within thirty (30)
                              days of receipt of
                              your request.

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:


                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

INANN - 3/12


[LOGO]

Sun America
Mutual Funds

Item 2.  Code of Ethics.

         The SunAmerica Income Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2012, there were no reportable amendments, waivers, or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                               2011        2012
         (a) Audit Fees ....................$ 170,797   $146,507
         (b) Audit-Related Fees ............$       0   $0
         (c) Tax Fees ......................$  59,698   $78,121
         (d) All Other Fees ................$       0   $0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2011           2012
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$       0   $       0
         (d) All Other Fees ................$       0   $       0


    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2011 and 2012 were $220,668 and $139,982, respectively.

    (h)  Not applicable.


Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as (defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 7, 2012

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: June 7, 2012